        ANNUITY SERVICE OFFICE                       MAILING ADDRESS
          601 Congress Street                     Post Office Box 55106
   Boston, Massachusetts 02210-2805        Boston, Massachusetts 02205- 5106
   (617) 663-3000 or (800) 824-0335


                          Prospectus Dated May 2, 2005
                                for interests in
                    John Hancock Variable Annuity Account JF

                       Interests are made available under

                          DECLARATION VARIABLE ANNUITY

      a deferred combination fixed and variable annuity contract issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

This contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

                                Small Cap Growth
                               Financial Services
                                Overseas Equity
                               Growth & Income II
                                  500 Index B
                                  Active Bond
                                 Money Market B

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Additional information about the contract and the Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the above address or by telephoning the number above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information on page 3.


In this Prospectus, we refer to John Hancock Variable Life Insurance Company as "JHVLICO," "WE," "US," "OUR," or "THE COMPANY." In addition, John Hancock Variable Annuity Account JF is referred to as the "Account".

                                  TABLE OF CONTENTS


GUIDE TO THIS PROSPECTUS...............................................     4
FEE TABLES.............................................................     5
  Examples.............................................................     7
BASIC INFORMATION......................................................     8
  WHAT IS THE CONTRACT?................................................     8
  WHO OWNS THE CONTRACT?...............................................     8
  IS THE OWNER ALSO THE ANNUITANT?.....................................     8
  HOW CAN I INVEST MONEY IN A CONTRACT?................................     8
    Premium Payments...................................................     8
    Applying for a Contract............................................     8
    Limits on Premium Payments.........................................     8
    Ways to Make Premium Payments......................................     9
    Premium Payments by Wire...........................................     9
  HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT
  CHANGE OVER TIME?....................................................     9
  WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?.......................    10
  TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND
  CONDITIONS OF THE CONTRACTS?.........................................    10
    State Law Insurance Requirements...................................    10
    Variations in Charges or Rates.....................................    10
  WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?..................    10
  HOW CAN I CHANGE MY CONTRACT'S INVESTMENT
  ALLOCATIONS?.........................................................    11
    Allocation of Premium Payments.....................................    11
    Transfers Among Investment Options.................................    11
    Procedure for Transferring Your Assets.............................    12
    Dollar Cost Averaging Program......................................    12
  What Fees and Charges will be Deducted from My
  Contract? ...........................................................    13
    Mortality and Expense Risk Charge..................................    13
    Administrative Services Charge.....................................    13
    Annual Contract Fee................................................    13
    Premium Taxes......................................................    13
    Withdrawal Charge..................................................    13
    Other Charges......................................................    14
  How can I Withdraw Money from My Contract?...........................    14
    Surrenders and Partial Withdrawals.................................    14
    Nursing Home Waiver of Withdrawal Charge...........................    15
    Systematic Withdrawal Plan.........................................    15
    Telephone Withdrawals..............................................    15
  What Happens if the Annuitant Dies Before My
  Contract's Date of Maturity? ........................................    15
    Standard Death Benefit.............................................    15
  ENHANCED DEATH BENEFITS..............................................    16
    "Stepped-Up" Death Benefit.........................................    16
    Accidental Death Benefit...........................................    16
  What Additional Guarantee Applies to the Guarantee
  Periods under My Contract?...........................................    16
  What are the Terms of the Additional Guarantee?......................    17
DESCRIPTION OF JHVLICO.................................................    17
HOW TO FIND ADDITIONAL INFORMATION ABOUT
 JHVLICO AND JHFS. ....................................................    17
HOW WE SUPPORT THE VARIABLE INVESTMENT
OPTIONS............ ...................................................    18
    Information about the funds........................................    18
DESCRIPTION OF CHARGES AT THE FUND LEVEL...............................    19
HOW WE SUPPORT THE GUARANTEE PERIODS...................................    19
HOW THE GUARANTEE PERIODS WORK.........................................    19
    Guaranteed Interest Rates..........................................    20
THE ACCUMULATION PERIOD................................................    20
    Your Value in Our Variable Investment Options......................    21
    Valuation of Accumulation Units....................................    21
    Your Value in the Guarantee Periods................................    21
THE ANNUITY PERIOD.....................................................    21
    Date of Maturity...................................................    21
    Choosing Fixed or Variable Annuity Payments........................    21
    Selecting an Annuity Option........................................    22
    Variable Monthly Annuity Payments..................................    22
    Assumed Investment Rate............................................    22
    Transfers during the annuity period................................    22
    Fixed Monthly Annuity Payments.....................................    23
    Annuity Options....................................................    23
VARIABLE INVESTMENT OPTION VALUATION
PROCEDURES........... .................................................    24
DISTRIBUTION REQUIREMENTS FOLLOWING
DEATH OF OWNER........ ................................................    24
  Who Should Purchase A Contract?......................................    24
TAX INFORMATION........................................................    25
    Our Income Taxes...................................................    25
    Special Considerations for Optional Benefit Riders.................    25
    Contracts Not Purchased to Fund a Tax Qualified Plan...............    26
    Undistributed Gains................................................    26
    Annuity Payments...................................................    26
    Surrenders, Withdrawals and Death Benefits.........................    26
    Penalty for Premature Withdrawals..................................    26
    Special Considerations for Puerto Rico Annuity
    Contracts                                                              26
    Diversification Requirements.......................................    27
    Contracts Purchased for a Tax Qualified Plan.......................    27
    Tax-Free Rollovers.................................................    27
    Traditional IRAs...................................................    27
    Roth IRAs..........................................................    28
    SIMPLE IRA Plans...................................................    29
    Simplified Employee Pension Plans (SEPs)...........................    29
    Section 403(b)  plans..............................................    29
    Pension and Profit Sharing Plans Qualified Under Section
    401(a) ............................................................    30
    "Top-Heavy" Plans..................................................    30

    Section 457 Deferred Compensation Plans............................    30
    Elective Deferral Limits...........................................    31
    Elective Catch-Up Limits...........................................    31
    Withholding on Rollover Distributions..............................    31
    Puerto Rico Annuity Contracts Purchased to Fund a Tax-
    Qualified Plan.....................................................    31
    See Your Own Tax Adviser...........................................    31
PERFORMANCE INFORMATION................................................    31
REPORTS................................................................    32
VOTING PRIVILEGES......................................................    32
CERTAIN CHANGES...........................................                 32
    Changes to the Account.............................................    32
    Variations in Charges or Rates for Eligible Classes................    32
DISTRIBUTION OF CONTRACTS..............................................    33
EXPERTS................................................................    33
APPENDIX A:  INDEX OF KEY WORDS........................................    34
APPENDIX B:  DETAILS ABOUT OUR GUARANTEED PERIODS......................    35
APPENDIX C:  EXAMPLE OF WITHDRAWAL CHARGE CALCULATION..................    37
APPENDIX U: Accumulation Unit Value Tables............... .............     1

The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                                           PAGE OF SAI
DISTRIBUTION............................................................        2

CALCULATION OF PERFORMANCE DATA.........................................        2

OTHER PERFORMANCE INFORMATION...........................................        3

CALCULATION OF ANNUITY PAYMENTS.........................................        4

ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES....................        5

PURCHASES AND REDEMPTIONS OF FUND SHARES................................        6

THE ACCOUNT.............................................................        6

DELAY OF CERTAIN PAYMENTS...............................................        7

LIABILITY FOR TELEPHONE TRANSFERS.......................................        7

VOTING PRIVILEGES.......................................................        7

FINANCIAL STATEMENTS....................................................        9

                            GUIDE TO THIS PROSPECTUS

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract

Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available. Any such change may or may not apply to policies or contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be Supplements and fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should consult your policy or contract to verify whether any particular provision applies to you and whether you may elect any particular investment option. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.

The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.


When you select one or more of these variable investment options, we invest your money in NAV shares of a corresponding portfolio of the John Hancock Trust (the "Series Fund"). In this prospectus, the portfolios of the Series Fund may also be referred to as Funds.



The Series Fund is a so-called "series" type mutual fund registered with the "SEC". The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.


For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option if permitted in your local jurisdiction. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

We refer to the variable investment options and the fixed investment option together as investment options.

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A DECLARATION VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


          CONTRACTOWNER TRANSACTION EXPENSES                    DECLARATION
------------------------------------------------------   -----------------------
Maximum Withdrawal Charge (as % of amount withdrawn or    6% for the first year
surrendered)(1)                                          6% for the second year
                                                          5% for the third year
                                                         5% for the fourth year
                                                          4% for the fifth year
                                                          3% for the sixth year
                                                         2% for the seventh year
                                                              0% thereafter
Maximum transfer charge(2)                                         $25


(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.


                          DECLARATION VARIABLE ANNUITY


Maximum Annual Contract Fee (2)  $50
Current Annual Contract Fee (3)  $30

 SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)(4)

CONTRACTS WITH INITIAL PREMIUM PAYMENT LESS THAN $250,000:
    Mortality and Expense Risk Charge:                       0.90%
    Administrative Services Charge:                          0.35%
Total Separate Account Expenses                              1.25%

CONTRACTS WITH INITIAL PREMIUM PAYMENT OF $250.000 OR MORE:
    Mortality and Expense Risk Charge:                       0.90%
    Administrative Services Charge:                          0.10%
Total Separate Account Expenses;                             1.00%

                       OPTIONAL BENEFIT RIDER CHARGES (5)

Enhanced "Stepped Up" Death Benefit Rider    0.15% of your contract's total value
Accidental Death Benefit Rider               0.10% of your contract's total value
Nursing Home Waiver                          0.05% of that portion of your contract's total value attributable to premiums that are still subject to withdrawal charges

(2) This charge is not currently imposed, and would only apply to contracts of less than $10,000.

(3) This charge applies only to contracts of less than $10,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

(4) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods.

(5) Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.


The next table describes the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the contract. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus.



              TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                 MINIMUM   MAXIMUM
----------------------------------------------------------------------  -------   -------
Range of  expenses  that  are  deducted  from  fund  assets, including   0.50%     1.15%
management fees, and other expenses


THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

ALL OF THE PORTFOLIOS SHOWN IN THE TABLE ARE NAV CLASS SHARES THAT ARE NOT SUBJECT TO RULE 12B-1 FEES THESE NAV CLASS SHARES COMMENCED OPERATIONS ON APRIL 29, 2005. THESE NAV CLASS SHARES OF A PORTFOLIO ARE BASED UPON THE EXPENSE RATIOS OF THE PORTFOLIO'S SERIES I SHARES FOR THE YEAR ENDED DECEMBER 31, 2004 (ADJUSTED TO REFLECT THE ABSENCE OF ANY RULE 12B-1 FEE APPLICABLE TO THE NAV SHARES).

                                                          TOTAL
                                  MANAGEMENT    OTHER    ANNUAL
PORTFOLIO                             FEES    EXPENSES  EXPENSES
-------------------------------   ----------  --------  --------
JOHN HANCOCK TRUST - NAV SHARES
Small Cap Growth Trust (A)         1.08%        0.07%     1.15%
Financial Services Trust           0.88%(C)     0.08%     0.96%
Overseas Equity Trust(A)           1.05%        0.09%     1.14%
Blue Chip Growth Trust             0.82%(B)     0.04%     0.86%
Growth & Income II Trust           0.64%        0.03%     0.67%
500 Index Trust B(A)(+)            0.47%        0.03%     0.50%
Active Bond TrustA                 0.61%        0.04%     0.65%
Money Market Trust B (A)(+)        0.49%        0.04%     0.53%

+ Commencement of operations -- April 29, 2005

(A) Based on estimates for the current fiscal year


(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust the Equity-Income Trust and Small Company Value Trust. The waiver is based on the combined assets of these portfolios and the Small Company Value Trust. Once these combined assets exceed specified amounts, the fee reduction is increased.



The fee reductions are applied to the advisory fees of each of the portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                            MANAGEMENT   TOTAL ANNUAL
PORTFOLIO                      FEES       EXPENSES
--------------------------  ----------   ------------
Blue Chip Growth Trust        0.79%         0.88%


(C) Financial Services Trust. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services Trust to the amounts shown below. These advisory fee waivers may be terminated at any time.

                                        BETWEEN $50
                            FIRST $50   MILLION AND   EXCESS OVER
PORTFOLIO                   MILLION*   $500 MILLION*  $500 MILLION*
------------------------    ---------  -------------  -------------
Financial Services Trust      0.85%        0.80%          0.75%

*as a percentage of average annual net assets.


If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" would have been as follows:


                          MANAGEMENT  TOTAL ANNUAL
PORTFOLIO                    FEES       EXPENSES
------------------------  ----------  ------------
Financial Services Trust     0.83%       0.96%


(D) The Series Fund sells these portfolios only to certain variable life insurance and variable annuity separate accounts of JHLICO and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Series Fund and the Advisor. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table above under "Total Annual Expenses." A portfolio's annual operating Expenses including advisory fees, but excludes, taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Series Fund, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.


EXAMPLES

The following two examples are intended to help you compare the cost of investing in a Declaration Variable Annuity contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and fund fees and expenses.

The first example assumes that you invest $10,000 in an "All Rider" contract with the following optional benefit riders: enhanced "stepped-up" death benefit rider, accidental death benefit rider and nursing home waiver rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual contact fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Declaration Variable Annuity - maximum fund-level total operating expenses

                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                      ------  -------  -------  --------
If you  surrender  the  contract  at the  end of the  $  818  $ 1,299  $ 1,808  $  3,075
applicable time period:

If you  annuitize,  or do not surrender the contract  $  278  $   852  $ 1,452  $  3,075
at the end of the applicable time period:

The next example assumes that you invest $10,000 in a "No Rider" contract with no optional benefit riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Declaration Variable Annuity - minimum fund-level total operating expenses

                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                      ------  -------  -------  --------
If you  surrender  the  contract  at the  end of the  $  721  $ 1,006  $ 1,318  $  2,091
applicable time period:

If you  annuitize,  or do not surrender the contract  $  181  $   559  $   963  $  2,091
at the end of the applicable time period:

                                BASIC INFORMATION




What is the Contract?

The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

We call the investments you make in your contract premiums or premium payments. In general, you need at least a $1,000 initial premium payment to purchase a contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $500. If you deposit money directly from your bank account, your subsequent premium payments can be as small as $100.

APPLYING FOR A CONTRACT


An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Service Office.


Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution, but delay the effectiveness of the contract until we receive your signed application. In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

                                  YOU MAY NOT MAKE ANY PREMIUM
                                  PAYMENTS AFTER THE ANNUITANT
IF YOUR CONTRACT IS USED TO FUND            REACHES AGE
--------------------------------  ----------------------------
a "tax qualified plan"*                       70 1/2**
a non-tax qualified plan                      84 1/2

* as that term is used in "Tax Information," beginning on page 27.

** except for a Roth IRA, which has no age limit.

We will not issue a contract if the proposed annuitant is older than age 84. We may waive any of these limits, however.

Ways to Make Premium Payments

Premium payments made by check or money order should be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and

      -     made payable to "John Hancock" and sent to the Annuity Service
            Center


We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Premium payments after the initial premium payment should be sent to the John Hancock Annuity Service Center at the address shown on page 2 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your JHVLICO representative or by contacting the John Hancock Annuity Service Center.



Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Service Center.


PREMIUM PAYMENTS BY WIRE

If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

      -     issue a contract;

      -     accept premium payments; or

      -     allow other transactions.


After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Service Center. Banks may charge a fee for wire services.


HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.


Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we credit to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" .

The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available various guarantee periods with durations of up to five years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" .

At any time before the date of maturity, the total value of your contract equals:

      -     the total amount you invested,

      -     minus all charges we deduct,

      -     minus all withdrawals you have made,

      - plus or minus any positive or negative MVA's that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

      - plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

      - plus the interest we credit to any of your contract's value while it is in a guarantee period.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.


You should carefully review the discussion under "The annuity period" for information about all of these choices you can make.


TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

STATE LAW INSURANCE REQUIREMENTS

Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

VARIATIONS IN CHARGES OR RATES

We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

      -     partial withdrawal (including systematic withdrawals),

      -     full withdrawal ("surrender"),

      -     payment of any death benefit proceeds, and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution,

      -     when the distribution is made,

      - the nature of any tax qualified retirement plan for which the contract is being used, if any, and

      -     the circumstances under which the payments are made.

If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

The favorable tax benefits available for annuity contracts issued in connection with tax-qualified plans are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?


Allocation of Premium Payments



When you apply for your contract, you specify the variable investment options or fixed investment options (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Service Office.



Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or fixed investment option that you are not then using or have not previously used counts as one "use" of an investment option.


TRANSFERS AMONG INVESTMENT OPTIONS


During the accumulation period, you may transfer amounts held in one investment option to any other investment option, up to the above-mentioned maximum of 18 investment options and subject to the restrictions set forth below. During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once. You may not make any transfers during the annuity period, however, to or from a fixed annuity payment option.



To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one variable investment option or guarantee period in any contract year is $1,000,000.


We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Funds underlying investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a Fund can be harmed by frequent transfer activity since such activity may expose a Fund to increased portfolio transaction costs (affecting the value of the shares) and disruption to management of a Fund (affecting a subadviser's ability to effectively manage a Fund's investment portfolio in accordance with the Fund's investment objective and policies), both of which may result in dilution with respect to interests held for long-term investment.

To disruptive discourage frequent trading activity, we have adopted a policy for the Account to restrict transfers to two per month per contract, with certain exceptions, and procedures to count the number of transfers made under a contract. Under the current procedures of the Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the annuity period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the annuity period" section of this Prospectus). Under the Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable investment option may be made. We apply the Account's policy and procedures uniformly to all contract owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the contract's date of maturity.

Contract owners should note that while we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that we will successfully impose restrictions on all disruptive frequent trading activity. If we are unsuccessful in restricting disruptive frequent trading activity, the Funds may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.


Procedure for Transferring Your Assets



You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Service Office. Your request should include:



      -     your name,



      -     daytime telephone number,



      -     contract number,



      - the names of the investment options being transferred to and from each, and



      -     the amount of each transfer.



The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Service Office.


TELEPHONE AND FACSIMILE TRANSACTIONS

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

DOLLAR COST AVERAGING PROGRAM

You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar cost averaging program:

      - you may elect the program only if the total value of your contract equals $15,000 or more,

      -     the amount of each transfer must equal at least $250,

      - you may change your dollar cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone, o you may discontinue the program at any time,

      - the program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted,

      -     automatic transfers to or from guarantee periods are not permitted.

We reserve the right to suspend or terminate the program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

MORTALITY AND EXPENSE RISK CHARGE

We deduct the Separate Account charge shown in the Fee Tables on a daily basis to compensate us primarily for mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option you are then using.

In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

We deduct the Separate Account charge shown in the Fee Tables on a daily basis for administrative and clerical services that the contracts require us to provide. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option you are then using.

ANNUAL CONTRACT FEE

Prior to the date of maturity of your contract, we will deduct the annual contract fee shown in the Fee Tables. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE

If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount". However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as shown in the Fee Tables.

Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a "Growth" variable investment option and 40% from a money market variable investment option, then we will deduct 60% of the withdrawal charge from the "Growth" option and 40% from the money market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.


You will find examples of how we compute the withdrawal charge in Appendix C to this prospectus.


When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

      - on certain withdrawals if you have elected the nursing home rider that waives the withdrawal charge; and

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge: If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much less. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much more.

OTHER CHARGES

We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

Prior to your contract's date of maturity, if the annuitant is living, you may:

      - surrender your contract for a cash payment of its "surrender value," or

      -     make a partial withdrawal of the surrender value.

The surrender value of a contract is the total value of a contract, after any market value adjustment, MINUS the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 27. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

Without our prior approval, you may not make a partial withdrawal:

      -     for an amount less than $100, or

      - if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. We reserve the right to terminate your contract if the value of your contract becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

NURSING HOME WAIVER OF WITHDRAWAL CHARGE

If your state permits, you may purchase an optional nursing home waiver of withdrawal charge rider when you apply for a contract. Under this rider, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:

      - you become confined to a nursing home beginning at least 90 days after we issue your contract.

      - you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

      - we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

      -     your confinement is prescribed by a doctor and medically necessary.

You may not purchase this rider if (1) you are older than 75 years at application or (2) in most states, if you were confined to a nursing home within the past two years.

You should carefully review the tax considerations for optional benefit riders on page 27 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

SYSTEMATIC WITHDRAWAL PLAN

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless you request otherwise and we agree, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 11, and "What fees and charges will be deducted from my contract?" beginning on page 14. The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

      - you may elect the plan only if the total value of your contract equals $15,000 or more,

      -     the amount of each systematic withdrawal must equal at least $10,

      - if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you,

      -     you may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.


Telephone Withdrawals



If you complete a separate authorization form, you may make requests to withdraw a portion of your contract value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this prospectus.


WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

STANDARD DEATH BENEFIT

If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider. The standard death benefit is the greater of:

      - the total value of your contract, adjusted by any then-applicable market value adjustment, or

      - the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.


We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Service Center:


      -     proof of the annuitant's death, and


      -     the required instructions as to method of settlement.

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" .


ENHANCED DEATH BENEFITS

"STEPPED-UP" DEATH BENEFIT

If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

      -     the standard death benefit (described above) or

      - the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those contract anniversaries that occur (1) BEFORE we receive proof of death and any required settlement instructions and (2) BEFORE the annuitant attains age 81.

You may elect this rider ONLY when you apply for the contract and ONLY if this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables.


You should carefully review the tax considerations for optional benefit riders before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.


ACCIDENTAL DEATH BENEFIT

If you are under age 80 when you apply for your contract, you may elect to purchase an accidental death benefit rider. In addition to any other death benefit, this rider provides a benefit upon the accidental death of the annuitant prior to the earlier of:

      -     the contract's date of maturity, and

      -     the annuitant's 80th birthday.

Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the John Hancock Annuity Servicing Office:

      -     proof of the annuitant's death, and

      -     any required instructions as to method of settlement.

You may elect this benefit ONLY when you apply for the contract. As long as the rider is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables.


You should carefully review the tax considerations for optional benefit riders before selecting this optional benefit rider. For a complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy upon request. Not all states allow this benefit.


WHAT ADDITIONAL GUARANTEE APPLIES TO THE GUARANTEE PERIODS UNDER MY CONTRACT?

John Hancock Financial Services, Inc. ("JHFS") guarantees JHVLICO's obligations with respect to any guarantee periods you have elected under the contract on the date of this prospectus. JHFS' guarantee will also apply to any new guarantee periods under your contract, unless and until we notify you otherwise. (If we give you such notice, however, the JHFS guarantee would remain in effect for all guarantee periods that had already started, and would be inapplicable only to guarantee periods starting after the date of such notice.) The JHFS guarantee does not relieve JHVLICO of any obligations under your contract - it is in addition to all of the rights and benefits that the contract provides. There is no charge or cost to you for the JHFS guarantee, nor are there any other disadvantages to you of having this additional guarantee.

Currently, JHVLICO's financial strength rating from A.M. Best Company, Inc. is A++, the highest, based on the strength its direct parent, John Hancock Life Insurance Company and the capital guarantee that JHFS (John Hancock Life Insurance Company's direct parent) has provided to JHVLICO. Standard & Poor's Corporation and Fitch Ratings have assigned financial strength ratings to JHVLICO of AA, which place JHVLICO in the third highest rating assigned by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa3, which is its fourth highest rating.

The additional guarantee saves JHVLICO the considerable expense of being a company required to periodically file Form 10-K and Form 10-Q reports with the Securities and Exchange Commission ("SEC"). JHFS is a publicly reporting company and, as such, it also files Forms 10-K and 10-Q with the SEC. Under the SEC's rules, the JHFS guarantee will eliminate the need for JHVLICO also to file such reports. In addition, as discussed above, the additional guarantee has the advantage of making any amounts you have allocated to a guarantee period even more secure, without cost or other disadvantage to you.

WHAT ARE THE TERMS OF THE ADDITIONAL GUARANTEE?

JHFS guarantees your full interest in any guarantee period. This means that, if JHVLICO fails to honor any valid request to surrender, transfer, or withdraw any amount from a guarantee period, or fails to allocate amounts from a guarantee period to an annuity option when it is obligated to do so, JHFS guarantees the full amount that you would have received, or value that you would have been credited with, had JHVLICO fully met its obligations under your contract. If a benefit becomes payable under the contract upon the death of an owner or annuitant, JHFS guarantees the lesser of (a) the amount of your contract value in any guarantee period on the date of death, increased by any upward market value adjustment (but not decreased by any negative market value adjustment) or
(b) the total amount that the contract obligates JHVLICO to pay by reason of such death. If JHVLICO fails to make payment when due of any amount that is guaranteed by JHFS, you could directly request JHFS to satisfy JHVLICO's obligation, and JHFS must do so. You would not have to make any other demands on JHVLICO as a precondition to making a claim against JHFS under the guarantee.


DESCRIPTION OF JHVLICO


We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.


We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock"s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2004, John Hancock's assets were approximately $100 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.


HOW TO FIND ADDITIONAL INFORMATION ABOUT JHVLICO AND JHFS

JHFS files numerous documents and reports with the SEC, under a law commonly known as the "Exchange Act." This includes annual reports on Form 10-K, quarterly reports on Form 10-Q, other reports on Form 8-K, and proxy statements. JHVLICO and JHFS also file registration statements and other documents with the SEC, in addition to any that they file under the Exchange Act.

You may read and copy all of the above documents, reports and registration statements at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information about how the public reference room works by calling 1-800-SEC-0330. Most of JHVLICO's and JHFS' filings with the SEC are also available to the public at the SEC's "web" site: http://www.sec.gov. Some of the reports and other documents that we file under the Exchange Act are deemed to be part of this prospectus, even though they are not physically included in this prospectus.

These are the following reports and documents, which we "incorporate by reference" into this prospectus:

      -     Form 10-K of JHFS for the year ended December 31, 2004;


      - All other documents or reports that JHVLICO or JHFS subsequently files with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act (Prior to 2003, JHVLICO also filed reports on Forms 10-K and 10-Q. However, as discussed above under "What are the reasons for the additional guarantee?", JHVLICO no longer intends to file such reports.

We will provide to you, free of charge, a copy of any or all of the above documents or reports that are incorporated into this prospectus. To request such copies, please call or write the John Hancock Annuity Service Center using the phone number or address shown on page 2 of this prospectus.




HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

The Account's assets, including each Series Fund's shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

INFORMATION ABOUT THE FUNDS.

The funds available under the contracts are as follows:

PORTFOLIO           PORTFOLIO MANAGER        INVESTMENT DESCRIPTION
---------           -----------------        ----------------------
SMALL CAP GROWTH    Wellington Management    Seeks long-term capital
TRUST               Company, LLP             appreciation by investing,
                                             under normal market
                                             conditions, primarily in
                                             small-cap companies that
                                             are believed to offer above
                                             average potential for
                                             growth in revenues and
                                             earnings.

FINANCIAL SERVICES   Davis Advisors          seeks growth of capital by
TRUST                                        investing primarily in common
                                             stocks of financial companies.
                                             During normal market conditions,
                                             at least 80% of the portfolio's
                                             net assets (plus any borrowings
                                             for investment purposes) are
                                             invested in companies that are
                                             principally engaged in financial
                                             services. A company is
                                             "principally engaged" in financial
                                             services if it owns financial
                                             services-related assets
                                             constituting at least 50% of the
                                             value of its total assets, or if
                                             at least 50% of its revenues are
                                             derived from its provision of
                                             financial services.

OVERSEAS EQUITY     Capital Guardian         seeks long-term capital
TRUST               Trust Company            appreciation by investing, under
                                             normal market conditions, at least
                                             80% of its assets in equity
                                             securities of companies outside
                                             the U.S. in a diversified mix of
                                             large established and medium-sized
                                             foreign companies located
                                             primarily in developed countries
                                             and, to a lesser extent, in
                                             emerging markets.

GROWTH & INCOME II  Independence             seeks income and long-term capital
TRUST               Investment LLC           appreciation by investing, under
                                             normal market conditions,
                                             primarily in a diversified mix of
                                             common stocks of large U.S.
                                             companies.

PORTFOLIO           PORTFOLIO MANAGER        INVESTMENT DESCRIPTION
---------           -----------------        ----------------------
500 INDEX TRUST B   MFC Global Investment    seeks to approximate the aggregate
                    Management (U.S.A.)      total return of a broad U.S.
                    Limited                  domestic equity market index
                                             investing, under normal market
                                             conditions, at least 80% of its
                                             net assets (plus any borrowings
                                             for investment purposes) in (a)
                                             the common stocks that are
                                             included in the S & P 500 Index
                                             and (b) securities (which may or
                                             may not be included in the S & P
                                             500 Index) that MFC Global
                                             (U.S.A.) believes as a group will
                                             behave in a manner similar to the
                                             index.

ACTIVE BOND TRUST   Declaration              seek income and capital
                    Management & Research    appreciation by investing at least
                    LLC                      80% of its assets in a diversified
                                             mix of debt securities and
                    John Hancock             instruments.
                    Advisers, LLC

MONEY MARKET TRUST  MFC Global Investment    Seeks to obtain maximum current
B                   Management (U.S.A.)      income consistent with
                    Limited                  preservation of principal and
                                             liquidity by investing in high
                                             quality, U.S. Dollar denominated
                                             money market instruments.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.


The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2004, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.


HOW WE SUPPORT THE GUARANTEE PERIODS

All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

HOW THE GUARANTEE PERIODS WORK

Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its accumulated value to a money market variable investment option under your contract, unless you elect to:

      -     withdraw all or a portion of any such amount from the contract,

      - allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

      - allocate all or a portion of such amount to one or more of the variable investment options.

You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Service Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.


We currently make available guarantee periods with durations up to five years. You may not select a guarantee period if it extends beyond your contract's date of maturity. We reserve the right to add or delete guarantee periods from those that are available at any time for new allocations.

GUARANTEED INTEREST RATES

Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guaranteed periods.


You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time by calling the John Hancock Annuity Service Office.


Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment.

A market value adjustment also generally applies to:

      -     death benefits pursuant to your contract,

      -     amounts you apply to an annuity option, and

      -     amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract.

Here is how the MVA works:

We compare:

      - the guaranteed rate of the guarantee period from which the assets are being taken WITH

      - the guaranteed rate we are currently offering for guarantee periods of the same duration as remains in the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/2%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/2%, the market value adjustment produces a decrease in your contract's value.

For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                       dollar amount of transaction
                               DIVIDED BY
            value of one accumulation unit for the applicable
            variable investment option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

            number of accumulation units in the variable investment options
                                    TIMES
            value of one accumulation unit for the applicable variable investment option that time

YOUR VALUE IN THE GUARANTEE PERIODS

On any date, the total value of your contract in a guarantee period equals:

      - the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

      - the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

      - the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

      - the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

      - the amount of any charges and fees deducted from that guarantee period, PLUS

      - interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

DATE OF MATURITY

Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be:

      - at least 6 months after the date the first premium payment is applied to your contract, and

      - no later than the maximum age specified in your contract (normally age 95).

Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 29.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (directing all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 25).

Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

      -     you have not made an election prior to the annuitant's death;

      - the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

Here's how it works:

      - we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.




ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.


TRANSFERS DURING THE ANNUITY PERIOD



Some transfers are permitted during the annuity period, but subject to different limitations than during the accumulation period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We limit the maximum number of transfers a contract owner may make per contract year to four, subject to a limit of four options being used at once. Once annuity benefit payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

      - the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

If the payee is more than 85 years old on the date of maturity, the following two options are not available:

      -     Option A: "life annuity with 5 years guaranteed" and

      - Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the following box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      - if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

      - if the beneficiary is not your surviving spouse or if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

            (1)   paid out in full within five years of your death or

            (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

      - the surrender value if paid out in full within five years of your death, or

      - the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.


WHO SHOULD PURCHASE A CONTRACT?



We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

      - traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;



      - non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section 408A of the Code;



      -     SIMPLE IRA plans adopted under Section 408(p) of the Code;



      - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and



      - annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.



We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 34.



When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.



We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.



To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.


TAX INFORMATION

OUR INCOME TAXES

We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS

If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

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

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

UNDISTRIBUTED GAINS

We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. In addition, any portion of your contract value that you borrow or pledge will be taxable to the extent of gain in the contract at that time.

ANNUITY PAYMENTS

When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

SURRENDERS, WITHDRAWALS AND DEATH BENEFITS

If we pay the entire value of your contract in a lump sum when we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a lump sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

PENALTY FOR PREMATURE WITHDRAWALS

The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

SPECIAL CONSIDERATIONS FOR PUERTO RICO ANNUITY CONTRACTS

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. Generally, Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a competent tax adviser before purchasing an annuity contract.

DIVERSIFICATION REQUIREMENTS

Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

TAX-FREE ROLLOVERS

If permitted under your plans, you may make a tax-free rollover from:

      -     a traditional IRA to another traditional IRA,

      - a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

      - a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

      - a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

TRADITIONAL IRAS

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

ANNUAL CONTRIBUTION LIMIT. traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

      -     100% of compensation includable in your gross income, or

      - the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

CATCH-UP CONTRIBUTIONS. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

DEDUCTIBILITY OF CONTRIBUTIONS. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

The amount of your deduction is based on the following factors:

      - whether you or your spouse is an active participant in an employer sponsored retirement plan,

      -     your federal income tax filing status, and

      -     your "Modified Adjusted Gross Income."

Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

DISTRIBUTIONS. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

ROTH IRAS

ANNUAL CONTRIBUTION LIMIT. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

CATCH-UP CONTRIBUTIONS. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

DISTRIBUTIONS. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

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

      -     after you reach age 59 1/2,

      -     on your death or disability, or

      - to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

CONVERSION TO A ROTH IRA. You can convert a traditional IRA to a Roth IRA, unless

      -     you have adjusted gross income over $100,000, or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

CATCH-UP CONTRIBUTIONS. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

DISTRIBUTIONS. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS)

SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

DISTRIBUTIONS. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) PLANS

Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

ANNUAL CONTRIBUTION LIMIT. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

CATCH-UP CONTRIBUTIONS. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

      -     on the employee's separation from service, death, or disability,

      - with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

      - transfers and exchanges to other products that qualify under Section 403(b).

Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(A)

In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

"TOP-HEAVY" PLANS

Certain plans may fall within the definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

SECTION 457 DEFERRED COMPENSATION PLANS

Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

      -     a state,

      -     a political subdivision of a state,

      - an agency or instrumentality or a state or political subdivision of a state, or

      -     a tax-exempt organization.

As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

The deferred compensation plan must satisfy several conditions, including the following:

      - the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

      - all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

ANNUAL CONTRIBUTION LIMIT. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

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

CATCH-UP CONTRIBUTIONS. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

ELECTIVE DEFERRAL LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

ELECTIVE CATCH-UP LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN

The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

SEE YOUR OWN TAX ADVISER

The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

      -     the value at the end of such period.

At the Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges,

      -     the administrative charge,

      -     the annual contract fee, and

      - any withdrawal payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

At meetings of the Series Fund's shareholders, we will generally vote all the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

CHANGES TO THE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

      -     to add or delete variable investment options,

      -     to change the underlying investment vehicles,

      -     to operate the Account in any form permitted by law, and

      - to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial premium payment,

      -     the size of the group or class,

      - the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

      - the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock Life Insurance Company.

You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHVLICO and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 7.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither JHVLICO nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by us. From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2004, and 2003 and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                         APPENDIX A: Index of Key Words


We define or explain each of the following key words used in this prospectus on the pages shown below:

KEY WORD                                     PAGE
Accumulation units......................       28
Annuitant...............................       10
Annuity payments........................       13
Annuity period..........................       13
Business day............................       10
Contract year...........................       11
Date of issue...........................       11
Date of maturity........................       29
Extra Credits...........................       13
Free withdrawal amount..................       17
Funds...................................        2
Guarantee period........................       12
Investment options......................       14
Market value adjustment.................       12
Premium payments........................       10
Surrender...............................       16
Surrender value.........................       17
Total value of your contract............       12
Variable investment options.............    cover
Withdrawal charge.......................       16
Withdrawal..............................       16

                APPENDIX B: Details About Our Guaranteed Periods


INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

      -     corporate bonds,

      -     mortgages,

      -     mortgage-backed and asset-backed securities, and

      -     government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

      -     receive your premium payment,

      -     effectuate your transfer, or

      -     renew your guarantee period.

We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                          [(1+g)/(1+c+0.005)(n/12)-1]

where,

      -     g is the guaranteed rate in effect for the current guarantee period.

      - c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

      - n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Amount withdrawn or transferred                 $10,000
Guarantee period                                5 years
Time of withdrawl or transfer                   beginning of 3rd year of guarantee period
Guarantee rate(g)                               4%
Guarantee rate for new 3 year guarantee(c)      3%
Remaining guarantee period (n)                  36 months

MARKET VALUE ADJUSTMENT:

             10,000 x [(1+0.04)/(1+0.03+0.005)(36/12)] - 1 = 145.63

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $145.63 = $10,145.63

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred                 $10,000
Guarantee period                                5 years
Time of withdrawl or transfer                   beginning of 3rd year of guarantee period
Guarantee rate(g)                               4%
Guarantee rate for new 3 year guarantee(c)      5%
Remaining guarantee period (n)                  36 months

MARKET VALUE ADJUSTMENT:

            10,000 x [(1+0.04)/(1+0.05+0.005)](36/12)] - 1 = -420.50

Amount withdrawn or transferred (adjusted for money market adjustment): $10,000
- 420.50 = $9,579.50

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX C: Example of Withdrawal Charge Calculation


ASSUME THE FOLLOWING FACTS:

      - On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.

      -     On January 1, 1998, you make a $1000 premium payment.

      -     On January 1, 1999, you make a $1000 premium payment.

      - On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your contract.

            $ 6,000.00  --  withdrawal request payable to you
            +   272.23  --  withdrawal charge payable to us
            ----------
            $ 6,272.23  --  total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

         (1) We first reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

            $5,000
            -   30   --  1998 contract fee payable to us
            -   30   --  1999 contract fee payable to us
            -   30   --  2000 contract fee payable to us
            ------
            $4,910   --  amount of your initial premium payment we would
                         consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

            $4,910.00
            -     900   --  free withdrawal amount (payable to you)
            ---------
            $   4,010
            x     .05
            ---------
            $  200.50   --  withdrawal charge on initial premium payment
                            (payable to us)

            $4,010.00
            -  200.50
            ---------
            $3,809.50   --  part of withdrawal request payable to you

      (2) We NEXT deem the entire amount of your 1998 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

            $ 1,000
            x   .05
            -------
            $    50   --  withdrawal charge on 1998 premium payment(payable to
                          us)

            $ 1,000
            -    50
            -------
            $   950   --  part of withdrawal request payable to you

      (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial premium payment, and $950 from your 1998 premium payment. Therefore, $340.50 is needed to reach $6000.

            $ 6,000.00 -- total withdrawal amount requested
            -   900.00 -- free withdrawal amount
            - 3,809.50 -- payment deemed from initial premium payment
            -   950.00 -- payment deemed from 1998 premium payment
            ----------
            $   340.50 -- additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

            $   340.50      =   x - [.06x]
            $   340.50      =   .94x
            $  340.50/0.94  =   x
            $   362.23      =   x

            $   362.23      --  deemed withdrawn from 1999 premium payment
            $-  340.50      --  part of withdrawal request payable to you
            ----------
            $    21.73      --  withdrawal charge on 1999 premium deemed
                                withdrawn (payable to us)

            $   200.50      --  withdrawal charge on the initial premium payment
            $+   50.00      --  withdrawal charge on the 1998 premium payment
            $+   21.73      --  withdrawal charge on the 1999 premium payment
            ----------
            $   272.23      --  Total withdrawal charge

                   APPENDIX U: ACCUMULATION UNIT VALUE TABLES

                         CONDENSED FINANCIAL INFORMATION

                  FOR JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

The following table provides selected data for Declaration accumulation shares for contracts with initial premium payments of less than $250,000. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DEC. 31       DEC. 31      DEC. 31      DEC. 31
                                                                               2004         2003         2002         2001
                                                                               ----         ----         ----         ----
EQUITY INDEX
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    17.10   $    13.49   $    17.58   $    10.00
    End of period                                                           $    18.70   $    17.10   $    13.49   $    17.58
Number of Accumulation Shares outstanding at end of period                     279,282      352,181      366,608      447,352
GROWTH & INCOME
Accumulation Share Value:
    Beginning of period (Note 1)                                            $     6.95   $     5.66   $     7.36   $    10.00
    End of period                                                           $     7.61   $     6.95   $     5.66   $     7.36
Number of Accumulation Shares outstanding at end of period                   2,038,882    2,463,202    1,034,165    1,326,556
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
    Beginning of period (Note 1)                                            $     8.84   $     6.79   $     9.86   $    10.00
    End of period                                                           $     8.43   $     8.84   $     6.79   $     9.86
Number of Accumulation Shares outstanding at end of period                           -      117,743      114,921      167,698
SMALL CAP GROWTH

(Effective November 1, 2004, merged into "Small Cap Emerging Growth")
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    12.39   $     9.81   $    14.19   $    10.00
    End of period                                                           $    12.27   $    12.39   $     9.81   $    14.19
Number of Accumulation Shares outstanding at end of period                           -      250,519      270,532      334,521
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
    Beginning of period                                                     $     8.79   $     6.72   $    10.00            -
    End of period                                                           $     9.64   $     8.79   $     6.72            -
Number of Accumulation Shares outstanding at end of period                      95,289      102,807      103,370            -
FINANCIAL INDUSTRIES (NOTE 2)
Accumulation Share Value:
    Beginning of period                                                     $    14.43   $    11.60   $    14.58   $    17.90
    End of period                                                           $    15.49   $    14.43   $    11.60   $    14.58
Number of Accumulation Shares outstanding at end of period                     656,027      791,313      946,719    1,210,792
ACTIVE BOND
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    11.57   $    11.00   $    10.39   $    10.00
    End of period                                                           $    11.97   $    11.57   $    11.00   $    10.39
Number of Accumulation Shares outstanding at end of period                     534,099      670,444      400,122      341,607
MONEY MARKET
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    10.12   $    10.15   $    10.12   $    10.00
    End of period                                                           $    10.10   $    10.12   $    10.15   $    10.12
Number of Accumulation Shares outstanding at end of period                     288,851      412,229      552,435      457,386

                                                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                              DEC. 31      DEC. 31      DEC. 31      DEC. 31
                                                                               2000         1999         1998         1997
                                                                               ----         ----         ----         ----
EQUITY INDEX
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
GROWTH & INCOME
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
SMALL CAP GROWTH
(Effective November 1, 2004, merged into "Small Cap Emerging Growth")

Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
    Beginning of period                                                              -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
FINANCIAL INDUSTRIES (NOTE 2)
Accumulation Share Value:
    Beginning of period                                                     $    14.25   $    14.36   $    13.39   $    10.00
    End of period                                                           $    17.90   $    14.25   $    14.36   $    13.39
Number of Accumulation Shares outstanding at end of period                   1,113,582    1,506,906    1,826,652      645,730
ACTIVE BOND
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
MONEY MARKET
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -

                                                                            YEAR ENDED     YEAR ENDED      YEAR ENDED   YEAR ENDED
                                                                             DEC. 31        DEC. 31          DEC. 31      DEC. 31
                                                                               2004           2003            2002         2001
                                                                               ----           ----            ----         ----
LARGE CAP GROWTH
Accumulation Share Value:
    Beginning of period (Note 1)                                            $     6.87 Value date 11-1-04
    End of period                                                           $     7.41
Number of Accumulation Shares outstanding at end of period                     142,526
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
    Beginning of period (Note 1)                                            $     8.40 Value date 11-1-04
    End of period                                                           $     9.21
Number of Accumulation Shares outstanding at end of period                     316,019

                                                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                              DEC. 31      DEC. 31      DEC. 31      DEC. 31
                                                                               2000         1999         1998         1997
                                                                               ----         ----         ----         ----
LARGE CAP GROWTH
Accumulation Share Value:
    Beginning of period (Note 1)
    End of period
Number of Accumulation Shares outstanding at end of period
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
    Beginning of period (Note 1)
    End of period
Number of Accumulation Shares outstanding at end of period

----------
(1) Values shown for 2001 begin on November 15, 2001.

(2) Values shown for Financial Industries are based on Account holdings of the predecessor fund and begin on April 30, 1997.

                         CONDENSED FINANCIAL INFORMATION

                  FOR JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

The following table provides selected data for Declaration accumulation shares for contracts with initial premium payments of $250,000 or more. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                                               YEAR         YEAR          YEAR       YEAR
                                                                               ENDED        ENDED        ENDED       ENDED
                                                                              DEC. 31      DEC. 31      DEC. 31     DEC. 31
                                                                               2004         2003          2002       2001
                                                                               ----         ----          ----       ----
EQUITY INDEX
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    14.24   $    11.20   $    14.56   $    10.00
    End of period                                                           $    15.61   $    14.24   $    11.20   $    14.56
Number of Accumulation Shares outstanding at end of period                      78,336       52,830       59,634       75,420
GROWTH & INCOME
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    12.30   $     9.99   $    12.97   $    10.00
    End of period                                                           $    13.52   $    12.30   $     9.99   $    12.97
Number of Accumulation Shares outstanding at end of period                      54,413      145,833       26,987       92,665
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
    Beginning of period (Note 1)                                            $     9.39   $     7.20   $    10.43   $    10.00
    End of period                                                           $     8.97   $     9.39   $     7.20   $    10.43
Number of Accumulation Shares outstanding at end of period                           -       46,190       33,826       64,187
SMALL CAP GROWTH

(Effective November 1, 2004, merged into "Small Cap Emerging Growth")
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    14.55   $    11.49   $    16.57   $    10.00
    End of period                                                           $    14.43   $    14.55   $    11.49   $    16.57
Number of Accumulation Shares outstanding at end of period                           -       24,095       29,369       50,072
OVERSEAS EQUITY B (formerly "International Opportunities" )
Accumulation Share Value:
    Beginning of period (Note 1)                                            $     8.90   $     6.79   $    10.00
    End of period                                                           $     9.78   $     8.90   $     6.79            -
Number of Accumulation Shares outstanding at end of period                       9,076        7,752        7,963            -
FINANCIAL INDUSTRIES (Note 2)
Accumulation Share Value:
    Beginning of period                                                     $    14.67   $    11.76   $    14.74   $    18.06
    End of period                                                           $    15.79   $    14.67   $    11.76   $    14.74
Number of Accumulation Shares outstanding at end of period                      91,290       88,045       95,524      155,926
ACTIVE BOND
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    14.78   $    14.02   $    13.20   $    10.00
    End of period                                                           $    15.33   $    14.78   $    14.02   $    13.20
Number of Accumulation Shares outstanding at end of period                      31,793       36,530        8,785        9,232
MONEY MARKET
Accumulation Share Value:
    Beginning of period (Note 1)                                            $    12.16   $    12.17   $    12.11   $    10.00
    End of period                                                           $    12.17   $    12.16   $    12.17   $    12.11
Number of Accumulation Shares outstanding at end of period                      17,913       23,367       28,641       20,225

                                                                              YEAR           YEAR        YEAR         YEAR
                                                                              ENDED         ENDED        ENDED       ENDED
                                                                             DEC. 31       DEC. 31      DEC. 31     DEC. 31
                                                                              2000           1999        1998         1997
                                                                              ----           ----        ----         ----
EQUITY INDEX
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
GROWTH & INCOME
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
SMALL CAP GROWTH

(Effective November 1, 2004, merged into "Small Cap Emerging Growth")
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period
OVERSEAS EQUITY B (formerly "International Opportunities" )
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
FINANCIAL INDUSTRIES (Note 2)
Accumulation Share Value:
    Beginning of period                                                     $    14.35   $    14.42   $    13.41   $    10.00
    End of period                                                           $    18.06   $    14.35   $    14.42   $    13.41
Number of Accumulation Shares outstanding at end of period                     115,989       93,950      149,851       73,106
ACTIVE BOND
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period                           -            -            -            -
MONEY MARKET
Accumulation Share Value:
    Beginning of period (Note 1)                                                     -            -            -            -
    End of period                                                                    -            -            -            -
Number of Accumulation Shares outstanding at end of period

                                                                               YEAR           YEAR             YEAR       YEAR
                                                                               ENDED         ENDED            ENDED       ENDED
                                                                              DEC. 31       DEC. 31          DEC. 31     DEC. 31
                                                                               2004           2003             2002       2001
                                                                               ----           ----             ----       ----
LARGE CAP GROWTH
Accumulation Share Value:
    Beginning of period (Note 1)                                            $     6.97 Value date 11-1-04
    End of period                                                           $     7.52
Number of Accumulation Shares outstanding at end of period                      34,293
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
    Beginning of period (Note 1)                                            $     8.52 Value date 11-1-04
    End of period                                                           $     9.34
Number of Accumulation Shares outstanding at end of period                      23,421

                                                                                 YEAR           YEAR        YEAR         YEAR
                                                                                 ENDED         ENDED        ENDED       ENDED
                                                                                DEC. 31       DEC. 31      DEC. 31     DEC. 31
                                                                                 2000           1999        1998         1997
                                                                                 ----           ----        ----         ----
LARGE CAP GROWTH
Accumulation Share Value:
    Beginning of period (Note 1)
    End of period
Number of Accumulation Shares outstanding at end of period
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
    Beginning of period (Note 1)
    End of period
Number of Accumulation Shares outstanding at end of period

----------
(1) Values shown for 2001 begin on November 15, 2001.

(2) Values shown for Financial Industries begin on April 30, 1997 and are based on Account holdings of the predecessor fund.

      ANNUITY SERVICE OFFICE                             MAILING ADDRESS
        601 Congress Street                          Post Office Box 55106
 Boston, Massachusetts 02210-2805              Boston, Massachusetts 02205- 5106
(617) 663-3000 or (800) 824-0335


                          Prospectus dated May 2, 2005
                                for interests in
                    John Hancock Variable Annuity Account JF

                       Interests are made available under

                            PATRIOT VARIABLE ANNUITY

      a deferred combination fixed and variable annuity contract issued by
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

This contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

                                Small Cap Growth
                               Financial Services
                          International Equity Index B
                                Overseas Equity
                                Large Cap Growth
                                Blue Chip Growth
                             Real Estate Securities
                                   Mid Value
                               Growth & Income II
                                  500 Index B
                                 Equity-Income
                                    Managed
                                   High Yield
                                  Global Bond
                                  Bond Index B
                                  Active Bond
                                Short-Term Bond
                                 Money Market B

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Additional information about the contract and the Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the above address or by telephoning the number above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information on page 3.


In this Prospectus, we refer to John Hancock Variable Life Insurance Company as "JHVLICO," "WE," "US," "OUR," or "THE COMPANY." In addition, John Hancock Variable Annuity Account JF is referred to as the "Account".

                                TABLE OF CONTENTS


GUIDE TO THIS PROSPECTUS..........................................................   4
FEE TABLES........................................................................   5
    Examples......................................................................   7
BASIC INFORMATION.................................................................   8
   What is the Contract?..........................................................   8
  Who Owns the Contract?..........................................................   8
  Is the Owner also the Annuitant?................................................   8
  How can I Invest Money in a Contract?...........................................   8
    Premium Payments..............................................................   8
    Applying for a Contract.......................................................   8
    Limits on Premium Payments....................................................   8
    Ways to Make Premium Payments.................................................   9
    Premium Payments by Wire......................................................   9
  How will the Value of My Investment in the Contract Change Over Time?...........   9
  What Annuity Benefits does a Contract Provide?..................................  10
  To What Extent can JHVLICO Vary the Terms and Conditions of the Contracts?......  10
    State Law Insurance Requirements..............................................  10
    Variations in Charges or Rates................................................  10
  What are the Tax Consequences of Owning a Contract?.............................  10
  How can I Change My Contract's Investment Allocations?..........................  11
    Allocation of Premium Payments................................................  11
    Transfers Among Investment Options............................................  11
    Procedure for Transferring Your Assets........................................  12
    Telephone and Facsimile Transactions..........................................  12
    Dollar Cost Averaging Program.................................................  13
  What Fees and Charges will be Deducted from My Contract?........................  13
    Mortality and Expense Risk Charge.............................................  13
    Administrative Services Charge................................................  13
    Annual Contract Fee...........................................................  13
    Premium Taxes.................................................................  13
    Withdrawal Charge.............................................................  13
    Other Charges.................................................................  14
  How can I Withdraw Money from My Contract?......................................  14
    Surrenders and Partial Withdrawals............................................  14
    Nursing Home Waiver of Withdrawal Charge......................................  15
    Systematic Withdrawal Plan....................................................  15
    Telephone Withdrawals.........................................................  15
  What Happens if the Annuitant Dies Before My Contract's Date of Maturity?.......  15
    Standard Death Benefit........................................................  15
    Enhanced Death Benefits.......................................................  16
    "Stepped-Up" Death Benefit....................................................  16
    Accidental Death Benefit......................................................  16
  What Additional Guarantee Applies to the Guarantee Periods Under My Contract?...  16
  What are the Terms of the Additional Guarantee?.................................  17
DESCRIPTION OF JHVLICO............................................................  17
HOW TO FIND ADDITIONAL INFORMATION ABOUT JHVLICO AND JHFS.........................  17
HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS....................................  18
    Information about the funds...................................................  18
DESCRIPTION OF CHARGES AT THE FUND LEVEL..........................................  20
HOW WE SUPPORT THE GUARANTEE PERIODS..............................................  20
HOW THE GUARANTEE PERIODS WORK....................................................  21
    Guaranteed Interest Rates.....................................................  21
    Calculation of Market Value Adjustment ("MVA")................................  21
THE ACCUMULATION PERIOD...........................................................  22
    Your Value in Our Variable Investment Options.................................  22
    Valuation of Accumulation Units...............................................  22
    Your Value in the Guarantee Periods...........................................  22
THE ANNUITY PERIOD................................................................  22
    Date of Maturity..............................................................  22
    Choosing Fixed or Variable Annuity Payments...................................  23
    Selecting an Annuity Option...................................................  23
    Variable Monthly Annuity Payments.............................................  23
     Assumed Investment Rate:.....................................................  23
     Transfers During the Annuity Period..........................................  23
    Fixed Monthly Annuity Payments................................................  24
    Annuity Options...............................................................  24
VARIABLE INVESTMENT OPTION VALUATION PROCEDURES...................................  25
DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER................................  25
MISCELLANEOUS PROVISIONS..........................................................  25
    Assignment; Change of Owner or Beneficiary....................................  26
  Who Should Purchase A Contract?.................................................  26
TAX INFORMATION...................................................................  26
    Our Income Taxes..............................................................  26
    Special Considerations for Optional Benefit Riders............................  27
    Contracts  Not Purchased to Fund a Tax Qualified Plan.........................  27
    Undistributed Gains...........................................................  27
    Annuity Payments..............................................................  27
    Surrenders, Withdrawals and Death Benefits....................................  27
    Penalty for Premature Withdrawals.............................................  28
    Special Considerations for Puerto Rico Annuity Contracts......................  28
    Diversification Requirements..................................................  28
    Contracts Purchased for a Tax Qualified Plan..................................  28
    Tax-Free Rollovers............................................................  29
    Traditional IRAs..............................................................  29
    Roth IRAs.....................................................................  30
    SIMPLE IRA Plans..............................................................  30
    Simplified Employee Pension Plans (SEPs)......................................  30
    Section 403(b)  plans.........................................................  31
    Pension and Profit Sharing Plans Qualified Under Section 401(a)...............  31
    "Top-Heavy" Plans.............................................................  31

    Section 457 Deferred Compensation Plans.....................................  31
    Elective Deferral Limits....................................................  32
    Elective Catch-Up Limits....................................................  32
    Withholding on Rollover Distributions.......................................  32
    Puerto Rico Annuity Contracts Purchased to Fund a Tax-Qualified Plan........  32
    See Your Own Tax Adviser....................................................  32
PERFORMANCE INFORMATION.........................................................  33
REPORTS.........................................................................  33
VOTING PRIVILEGES...............................................................  33
CERTAIN CHANGES.................................................................  33
    Changes to the Account......................................................  33
    Variations in Charges or Rates for Eligible Classes.........................  34
DISTRIBUTION OF CONTRACTS.......................................................  34
EXPERTS.........................................................................  35
REGISTRATION STATEMENT..........................................................  35
 APPENDIX A:  Index of Key Words................................................  36
 APPENDIX B: Details About Our Guaranteed Periods...............................  37
 APPENDIX C: Example of Withdrawal Charge Calculation...........................  39
APPENDIX U:  Accumulation Unit Value Tables.....................................   2

The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                                                    PAGE OF SAI
DISTRIBUTION....................................................................         2
CALCULATION OF PERFORMANCE DATA.................................................         2
OTHER PERFORMANCE INFORMATION...................................................         3
CALCULATION OF ANNUITY PAYMENTS.................................................         4
ADDITIONAL INFORMATION ABOUT DETERMINING
UNIT VALUES.....................................................................         5
PURCHASES AND REDEMPTIONS OF FUND SHARES........................................         6
THE ACCOUNT.....................................................................         6
DELAY OF CERTAIN PAYMENTS.......................................................         7
LIABILITY FOR TELEPHONE TRANSFERS...............................................         7
VOTING PRIVILEGES...............................................................         7
FINANCIAL STATEMENTS............................................................         9

                            GUIDE TO THIS PROSPECTUS

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract.


Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available. Any such change may or may not apply to policies or contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 2, 2005. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be Supplements and fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should consult your policy or contract to verify whether any particular provision applies to you and whether you may elect any particular investment option. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.


The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.


When you select one or more of these variable investment options, we invest your money in NAV shares of a corresponding portfolio of the John Hancock Trust (the "Series Fund"). In this prospectus, the portfolios of the Series Fund may also be referred to as Funds.



The Series Fund is a so-called "series" type mutual fund registered with the "SEC". The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.


For amounts you don't wish to invest in a variable investment option, you currently can select a five year guarantee period. (We may make additional guarantee periods available in the future, each of which would have its own guaranteed interest rate and expiration date, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. We cannot provide any assurance that we will make any additional guarantee periods available, however.)

If you remove money from any guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

The annuity described in this prospectus may be sold on a group basis. If you purchase the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "contract" as used in this prospectus should be interpreted as meaning the certificate issued to you under the group contract.


The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A PATRIOT VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


CONTRACTOWNER TRANSACTION EXPENSES                                              PATRIOT
--------------------------------------------------------------------   ------------------------
Maximum  Withdrawal Charge (as % of amount withdrawn or surrendered)    6% for the first year
(1)                                                                      6% for the second year
                                                                        5% for the third year
                                                                       5% for the fourth year
                                                                        4% for the fifth year
                                                                        3% for the sixth year
                                                                       2% for the seventh year
                                                                            0% thereafter


1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                            PATRIOT VARIABLE ANNUITY

Maximum Annual Contract Fee (2)    $50
Current Annual Contract Fee (3)    $30

 SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)(4)

CONTRACTS WITH INITIAL PREMIUM PAYMENT LESS THAN $250,000:
    Mortality and Expense Risk Charge:                          0.90%
    Administrative Services Charge:                             0.35%
Total Separate Account Expenses                                 1.25%

CONTRACTS WITH INITIAL PREMIUM PAYMENT OF $250.000 OR MORE:
    Mortality and Expense Risk Charge:                          0.90%
    Administrative Services Charge:                             0.10%
Total Separate Account Expenses;                                1.00%

                       OPTIONAL BENEFIT RIDER CHARGES(5)

Enhanced "Stepped Up" Death Benefit Rider    0.15% of your contract's total value
Accidental Death Benefit Rider               0.10% of your contract's total value
Nursing Home Waiver                          0.05%  of  that   portion   of  your   contract's   total   value
                                             attributable  to premiums  that are still  subject to  withdrawal charges

(2) This charge is not currently imposed, and would only apply to contracts of less than $10,000.

(3) This charge applies only to contracts of less than $10,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender. 4) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods.

(5) Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.


The next table describes the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the contract. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                MINIMUM  MAXIMUM
-----------------------------------------------------------------------  -------  -------
Range of  expenses  that  are  deducted  from  fund  assets,  including  0.50%    1.15%
management fees, , and other expenses

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

ALL OF THE PORTFOLIOS SHOWN IN THE TABLE ARE NAV CLASS SHARES THAT ARE NOT SUBJECT TO RULE 12B-1 FEES THESE NAV CLASS SHARES COMMENCED OPERATIONS ON APRIL 29, 2005. THESE NAV CLASS SHARES OF A PORTFOLIO ARE BASED UPON THE EXPENSE RATIOS OF THE

PORTFOLIO'S SERIES I SHARES FOR THE YEAR ENDED DECEMBER 31, 2004 (ADJUSTED TO REFLECT THE ABSENCE OF ANY RULE 12B-1 FEE APPLICABLE TO THE NAV SHARES).


                                                                           TOTAL
                                                MANAGEMENT      OTHER      ANNUAL
PORTFOLIO                                          FEES       EXPENSES    EXPENSES
---------------------------------------------   ----------    --------    --------
JOHN HANCOCK TRUST - NAV shares
Small Cap Growth Trust(A)                          1.08%        0.07%      1.15%
Financial Services Trust                           0.88%(C)     0.08%      0.96%
International Equity Index Trust  B (A) + (D)      0.55%        0.04%      0.59%
Overseas Equity Trust(A)                           1.05%        0.09%      1.14%
Large Cap Growth Trust                             0.85%        0.06%      0.91%
Blue Chip Growth Trust                             0.82%(B)     0.04%      0.86%
Real Estate Securities Trust                       0.70%        0.05%      0.75%
Mid Value Trust                                    1.01%(B)     0.07%      1.08%
Growth & Income II Trust (A) +                     0.68%        0.03%      0.71%
500 Index Trust B(A) + (D)                         0.47%        0.03%      0.50%
Equity-Income Trust                                0.81%(B)     0.05%      0.86%
Managed Trust (A) +                                0.73%        0.04%      0.77%
High Yield Trust                                   0.68%        0.07%      0.75%
Global Bond Trust                                  0.70%        0.10%      0.80%
  Bond Index Trust B (A) + (D)                     0.47%        0.03%      0.50%
Active Bond  Trust (A) +                           0.61%        0.04%      0.65%
Short-Term Bond Trust (A) +                        0.58%        0.05%      0.63%
Money Market Trust B (A) + (D)                     0.49%        0.04%      0.53%


(+) Commencement of operations -- April 29, 2005

(A) Based on estimates for the current fiscal year


(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust the Equity-Income Trust, the Mid Value Trust, and the Small Company Value Trust. The waiver is based on the combined assets of these portfolios. Once these combined assets exceed specified amounts, the fee reduction is increased.



The fee reductions are applied to the advisory fees of each of the portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                            MANAGEMENT  TOTAL ANNUAL
PORTFOLIO                      FEES       EXPENSES
--------------------------  ----------  ------------
Blue Chip Growth Trust        0.79%       0.83%
Equity-Income Trust           0.78%       0.88%
Mid Value Trust               0.98%       1.30%


(C) Financial Services Trust. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services Trust to the amounts shown below. These advisory fee waivers may be terminated at any time.

                                         BETWEEN $50
                            FIRST $50    MILLION AND    EXCESS OVER
PORTFOLIO                    MILLION*   $500 MILLION*  $500 MILLION*
--------------------------  ----------  -------------  -------------
Financial Services Trust       0.85%        0.80%         0.75%

*as a percentage of average annual net assets.


If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" would have been as follows:

                            MANAGEMENT  TOTAL ANNUAL
PORTFOLIO                      FEES       EXPENSES
--------------------------  ----------  ------------
Financial Services Trust      0.83%        0.91%


(D) The Series Fund sells these portfolios only to certain variable life insurance and variable annuity separate accounts of JHLICO and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Series Fund and the Advisor. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table above under "Total Annual Expenses." A portfolio's annual operating Expenses including advisory fees, but excludes, taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Series Fund, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.


EXAMPLES

The following two examples are intended to help you compare the cost of investing in a Patriot Variable Annuity contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and fund fees and expenses.

The first example assumes that you invest $10,000 in an "All Rider" contract with the following optional benefit riders: enhanced "stepped-up" death benefit rider, accidental death benefit rider and nursing home waiver rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual contact fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Patriot Variable Annuity - maximum fund-level total operating expenses

                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                      ------  -------  -------  --------
If you  surrender  the  contract  at the  end of the   $816    $1,295   $1,802   $3,062
applicable time period:
If you  annuitize,  or do not surrender the contract   $276    $  848   $1,445   $3,062
at the end of the applicable time period:


The next example assumes that you invest $10,000 in a "No Rider" contract with no optional benefit riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Patriot Variable Annuity - minimum fund-level total operating expenses

                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                      ------  -------  -------  --------
If you  surrender  the  contract  at the  end of the   $720    $1,004   $1,313   $2,083
applicable time period:
If you  annuitize,  or do not surrender the contract   $180    $  557   $  959   $2,083
at the end of the applicable time period:

                                BASIC INFORMATION

WHAT IS THE CONTRACT?

The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

We call the investments you make in your contract premiums or premium payments. In general, you need at least a $1,000 initial premium payment to purchase a contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $500. If you deposit money directly from your bank account, your subsequent premium payments can be as small as $100.

APPLYING FOR A CONTRACT


An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Service Office.


Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

In certain situations, we will issue a contract upon receiving the order from your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option or guarantee period in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time until the annuitant reaches age 84 1/2. However,

                                   YOU MAY NOT MAKE ANY PREMIUM PAYMENTS
IF YOUR CONTRACT IS USED TO FUND     AFTER THE ANNUITANT REACHES AGE
--------------------------------   -------------------------------------
a "tax qualified plan" 1                        70 1/2 (2)
a non-tax qualified plan                           85

(1) as that term is used in "Tax Information," beginning on page 32.

(2) except for a Roth IRA, which has no age limit.

We will not issue a contract if the proposed annuitant is older than age 84. We may waive any of these limits, however.

Ways to Make Premium Payments

Premium payments made by check or money order should be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and

      -     made payable to "John Hancock" and sent to the Annuity Service
            Center

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

Premium payments after the initial premium payment should be sent to:

We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them.

PREMIUM PAYMENTS BY WIRE

If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

      -     issue a contract;

      -     accept premium payments; or

      -     allow other transactions.

After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we credit to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 15.

The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.


However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" .


At any time before the date of maturity, the total value of your contract equals

      -     the total amount you invested,

      -     minus all charges we deduct,

      -     minus all withdrawals you have made,

      - plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

      - plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

      - plus the interest we credit to any of your contract's value while it is in a guarantee period.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

You should carefully review the discussion under "The annuity period," beginning on page 25, for information about all of these choices you can make.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

STATE LAW INSURANCE REQUIREMENTS

Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

VARIATIONS IN CHARGES OR RATES

We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

      -     partial withdrawal (including systematic withdrawals),

      -     full withdrawal ("surrender"),

      -     payment of any death benefit proceeds, and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution,

      -     when the distribution is made,

      - the nature of any tax qualified retirement plan for which the contract is being used, if any, and

      -     the circumstances under which the payments are made.

If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?


Allocation of Premium Payments



When you apply for your contract, you specify the variable investment options or fixed investment options (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Service Office.



Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or fixed investment option that you are not then using or have not previously used counts as one "use" of an investment option.


TRANSFERS AMONG INVESTMENT OPTIONS


During the accumulation period, you may transfer amounts held in one investment option to any other investment option, up to the above-mentioned maximum of 18 investment options and subject to the restrictions set forth below. During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once. You may not make any transfers during the annuity period, however, to or from a fixed annuity payment option.



To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one variable investment option or guarantee period in any contract year is $1,000,000.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a guarantee period may, however, incur a market value adjustment - either positive or negative).


We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options. Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Funds underlying investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a Fund can be harmed by frequent transfer activity since such activity may expose a Fund to increased portfolio transaction costs (affecting the value of the shares) and disruption to management of a Fund (affecting a subadviser's ability to effectively manage a Fund's investment portfolio in accordance with the Fund's investment objective and policies), both of which may result in dilution with respect to interests held for long-term investment.

To disruptive discourage frequent trading activity, we have adopted a policy for the Account to restrict transfers to two per month per contract, with certain exceptions, and procedures to count the number of transfers made under a contract. Under the current procedures of the Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the annuity period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the annuity period" section of this Prospectus). Under the Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable investment option may be made. We apply the Account's policy and procedures uniformly to all contract owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the contract's date of maturity.

Contract owners should note that while we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that we will successfully impose restrictions on all disruptive frequent trading activity. If we are unsuccessful in restricting disruptive frequent trading activity, the Funds may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.


Procedure for Transferring Your Assets



You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the locations shown on page
2. Your request should include:



      -     your name,



      -     daytime telephone number,



      -     contract number,



      - the names of the investment options being transferred to and from each, and



      -     the amount of each transfer.



The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.


TELEPHONE AND FACSIMILE TRANSACTIONS

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

DOLLAR COST AVERAGING PROGRAM

You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar cost averaging program:

      - you may elect the program only if the total value of your contract equals $15,000 or more,

      -     the amount of each transfer must equal at least $250,

      - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone,

      -     you may discontinue the program at any time,

      - the program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted,

      -     automatic transfers to or from guarantee periods are not permitted.

We reserve the right to suspend or terminate the program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

MORTALITY AND EXPENSE RISK CHARGE

We deduct the Separate Account charge shown in the Fee Tables on a daily basis to compensate us primarily for mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option are then using.

In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

We deduct the Separate Account charge shown in the Fee Tables on a daily basis for administrative and clerical services that the contracts require us to provide. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option are then using.

ANNUAL CONTRACT FEE

Prior to the date of maturity of your contract, we will deduct the annual contract fee shown in the Fee Tables. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE

If you withdraw some money from your contract prior to the date of maturity (a partial withdrawal) or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity (a total withdrawal or surrender), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as shown in the Fee Tables.

Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a "Growth" option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

      - on certain withdrawals if you have elected the nursing home rider that waives the withdrawal charge; and

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge: If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much less. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much more.

OTHER CHARGES

We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

Prior to your contract's date of maturity, if the annuitant is living, you may:

      - surrender your contract for a cash payment of its "surrender value," or

      -     make a partial withdrawal of the surrender value.

The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 29. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

Without our prior approval, you may not make a partial withdrawal:

      -     for an amount less than $100, or

      - if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. We reserve the right to terminate your contract if the value of your contract becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

NURSING HOME WAIVER OF WITHDRAWAL CHARGE

If your state permits, you may purchase an optional nursing home waiver of withdrawal charge rider when you apply for a contract Under this rider, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:

      - you become confined to a nursing home beginning at least 90 days after we issue your contract.

      - you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

      - we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

      -     your confinement is prescribed by a doctor and medically necessary.

You may not purchase this rider if (1) you are older than 75 years at application or (2) if you were confined to a nursing home within the past two years.

You should carefully review the tax considerations for optional benefit riders on page 29 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

SYSTEMATIC WITHDRAWAL PLAN

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 11, and "What fees and charges will be deducted from my contract?" beginning on page 15. The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

      - you may elect the plan only if the total value of your contract equals $15,000 or more,

      -     the amount of each systematic withdrawal must equal at least $100,

      - if the amount of each withdrawal drops below $100 or the total value of your contract becomes less than $5,000, we will suspend the plan and notify you,

      -     you may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.


Telephone Withdrawals



If you complete a separate authorization form, you may make requests to withdraw a portion of your contract value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this prospectus.


WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

STANDARD DEATH BENEFIT

If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider. The standard death benefit is the greater of:

      - the total value of your contract, adjusted by any then-applicable market value adjustment, or

      - the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

      -     proof of the annuitant's death, and

      -     any required instructions as to method of settlement.

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 27.

ENHANCED DEATH BENEFITS

"STEPPED-UP" DEATH BENEFIT

If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit. Under this benefit, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

      -     the standard death benefit (described above) or

      - the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those contract anniversaries that occur (1) BEFORE we receive proof of death and any required settlement instructions and (2) BEFORE the annuitant attains age 80 1/2.

You may elect this benefit ONLY when you apply for the contract and ONLY if this benefit is available in your state. As long as the benefit is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 15 under "What fees and charges will be deducted from my contract?"

You should carefully review the tax considerations for optional benefit riders on page 29 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

ACCIDENTAL DEATH BENEFIT

If you are under age 80 when you apply for your contract, you may elect to purchase an accidental death benefit rider. In addition to any other death benefit, this rider provides a benefit upon the accidental death of the annuitant prior to the earlier of:

      -     the contract's date of maturity, and

      -     the annuitant's 80th birthday.

Under this benefit, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the John Hancock Annuity Servicing Office:

      -     proof of the annuitant's death, and

      -     any required instructions as to method of settlement.

You may elect this benefit ONLY when you apply for the contract. As long as the benefit is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 15 under "What fees and charges will be deducted from my contract?"

You should carefully review the tax considerations for optional benefit riders on page 29 before selecting this optional benefit rider. For a complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy upon request. Not all states allow this benefit.

WHAT ADDITIONAL GUARANTEE APPLIES TO THE GUARANTEE PERIODS UNDER MY CONTRACT?

John Hancock Financial Services, Inc. ("JHFS") guarantees JHVLICO's obligations with respect to any guarantee periods you have elected under the contract on the date of this prospectus. JHFS' guarantee will also apply to any new guarantee periods under your contract, unless and until we notify you otherwise. (If we give you such notice, however, the JHFS guarantee would remain in effect for all guarantee periods that had already started, and would be inapplicable only to guarantee periods starting after the date of such notice.) The JHFS guarantee does not relieve JHVLICO of any obligations under your contract - - it is in addition to all of the rights and benefits that the contract provides. There is no charge or cost to you for the JHFS guarantee, nor are there any other disadvantages to you of having this additional guarantee.

Currently, JHVLICO's financial strength rating from A.M. Best Company, Inc. is A++, the highest, based on the strength its direct parent, John Hancock Life Insurance Company and the capital guarantee that JHFS (John Hancock Life Insurance Company's direct parent) has provided to JHVLICO. Standard & Poor's Corporation and Fitch Ratings have assigned financial strength ratings to JHVLICO of AA, which place JHVLICO in the third highest rating assigned by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa3, which is its fourth highest rating.

The additional guarantee saves JHVLICO the considerable expense of being a company required to periodically file Form 10-K and Form 10-Q reports with the Securities and Exchange Commission ("SEC"). JHFS is a publicly-reporting company and, as such, it also files Forms 10-K and 10-Q with the SEC. Under the SEC's rules, the JHFS guarantee will eliminate the need for JHVLICO also to file such reports. In addition, as discussed above, the additional guarantee has the advantage of making any amounts you have allocated to a guarantee period even more secure, without cost or other disadvantage to you.

WHAT ARE THE TERMS OF THE ADDITIONAL GUARANTEE?

JHFS guarantees your full interest in any guarantee period. This means that, if JHVLICO fails to honor any valid request to surrender, transfer, or withdraw any amount from a guarantee period, or fails to allocate amounts from a guarantee period to an annuity option when it is obligated to do so, JHFS guarantees the full amount that you would have received, or value that you would have been credited with, had JHVLICO fully met its obligations under your contract. If a benefit becomes payable under the contract upon the death of an owner or annuitant, JHFS guarantees the lesser of (a) the amount of your contract value in any guarantee period on the date of death, increased by any upward market value adjustment (but not decreased by any negative market value adjustment) or
(b) the total amount that the contract obligates JHVLICO to pay by reason of such death. If JHVLICO fails to make payment when due of any amount that is guaranteed by JHFS, you could directly request JHFS to satisfy JHVLICO's obligation, and JHFS must do so. You would not have to make any other demands on JHVLICO as a precondition to making a claim against JHFS under the guarantee.




DESCRIPTION OF JHVLICO

We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("JHLICO"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, JHLICO became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, JHLICO's ultimate parent is now Manulife Financial Corporation. JHLICO's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, JHLICO's assets were approximately $100 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that JHLICO will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. JHLICO is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW TO FIND ADDITIONAL INFORMATION ABOUT JHVLICO AND JHFS

JHFS files numerous documents and reports with the SEC, under a law commonly known as the "Exchange Act." This includes annual reports on Form 10-K, quarterly reports on Form 10-Q, other reports on Form 8-K, and proxy statements. JHVLICO and JHFS also file registration statements and other documents with the SEC, in addition to any that they file under the Exchange Act.

You may read and copy all of the above documents, reports and registration statements at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information about how the public reference room works by calling 1-800-SEC-0330. Most of JHVLICO's and JHFS' filings with the SEC are also available to the public at the SEC's "web" site: http://www.sec.gov. Some of the reports and other documents that we file under the Exchange Act are deemed to be part of this prospectus, even though they are not physically included in this prospectus.

These are the following reports and documents, which we "incorporate by reference" into this prospectus:


      -     Form 10-K of JHFS for the year ended December 31, 2004;


      - All other documents or reports that JHVLICO or JHFS subsequently files with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act (Prior to 2003, JHVLICO also filed reports on Forms 10-K and 10-Q. However, as discussed above under "What are the reasons for the additional guarantee?", JHVLICO no longer intends to file such reports.

We will provide to you, free of charge, a copy of any or all of the above documents or reports that are incorporated into this prospectus. To request such copies, please call or write the John Hancock Annuity Servicing Office using the phone number or address shown on page 2 of this prospectus.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

The Account's assets, including the Series Funds' shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

INFORMATION ABOUT THE FUNDS.

The funds available under the contracts are as follows:

       PORTFOLIO              PORTFOLIO MANAGER             INVESTMENT DESCRIPTION
------------------------   -----------------------  ------------------------------------------
SMALL CAP GROWTH TRUST      Wellington  Management  under normal market conditions, primarily
                            Company, LLP            in small-cap Seeks long-term capital
                                                    appreciation by investing, companies that
                                                    are believed to offer above average
                                                    potential for growth in revenues and
                                                    earnings.

FINANCIAL SERVICES TRUST    Davis Advisors          seeks growth of capital by investing
                                                    primarily in common stocks of financial
                                                    companies. During normal market conditions,
                                                    at least 80% of the portfolio's net assets
                                                    (plus any borrowings for investment
                                                    purposes) are invested in companies that
                                                    are principally engaged in financial
                                                    services. A company is "principally
                                                    engaged" in financial services if it owns
                                                    financial services-related assets
                                                    constituting at least 50% of the value of
                                                    its total assets, or if at least 50% of its
                                                    revenues are derived from its provision of
                                                    financial services.

INTERNATIONAL EQUITY        SSgA Funds              seeks to track the  performance of a broad-based
INDEX TRUST B               Management, Inc.        equity index of foreign companies primarily in
                                                    developed countries and, to a lesser
                                                    extent, in emerging market countries by
                                                    investing, under normal market conditions,
                                                    at least 80% of its assets in securities
                                                    listed in the Morgan Stanley Capital
                                                    International All Country World Excluding
                                                    U.S. Index

       PORTFOLIO              PORTFOLIO MANAGER             INVESTMENT DESCRIPTION
------------------------   -----------------------  ------------------------------------------
OVERSEAS EQUITY TRUST       Capital Guardian        seeks  long-term  capital   appreciation  by
                            Trust Company           investing, under normal market conditions, at least
                                                    80% of its assets in equity securities of
                                                    companies outside the U.S. in a diversified
                                                    mix of large established and medium-sized
                                                    foreign companies located primarily in
                                                    developed countries and, to a lesser
                                                    extent, in emerging markets.

LARGE CAP GROWTH TRUST      Fidelity  Management &  seeks  long-term  growth of capital by investing,
                            Research Company        under normal market conditions, at least 80% of
                                                    its net assets (plus any borrowings for
                                                    investment purposes) in equity securities
                                                    of companies with large market
                                                    capitalizations.

BLUE CHIP GROWTH TRUST      T. Rowe Price           seeks to achieve  long-term  growth of capital
                            Associates, Inc.        (current income is a secondary objective) by
                                                    investing, under normal market conditions,
                                                    at least 80% of the portfolio's total
                                                    assets in the common stocks of large and
                                                    medium-sized blue chip growth companies.
                                                    Many of the stocks in the portfolio are
                                                    expected to pay dividends.

REAL ESTATE SECURITIES      Deutsche Asset          seeks to  achieve a  combination  of  long-term
TRUST                       Management Inc.         capital appreciation and current income by
                                                    investing, under normal market conditions,
                                                    at least 80% of its net assets (plus any
                                                    borrowings for investment purposes) in
                                                    equity securities of real estate investment
                                                    trusts ("REITS") and real estate companies.

MID VALUE TRUST             T. Rowe Price           seek long-term capital appreciation by investing,
                            Associates, Inc.        under normal market conditions, primarily in a
                                                    diversified mix of common stocks of mid
                                                    size U.S. companies that are believed to be
                                                    undervalued by various measures and offer
                                                    good prospects for capital appreciation.

GROWTH & INCOME II TRUST    Independence            seeks  income  and  long-term  capital
                            Investment LLC          appreciation  by investing, under normal market
                                                    conditions, primarily in a diversified mix of common
                                                    stocks of large U.S. companies.

500 INDEX TRUST B           MFC Global  Investment  seeks to  approximate  the  aggregate  total
                            Management (U.S.A.)     return  of a broad  U.S.  domestic  equity
                            Limited                 market  index   investing, under normal market
                                                    conditions, at least 80% of its net assets (plus
                                                    any borrowings for investment purposes) in (a) the
                                                    common stocks that are included in the S & P 500
                                                    Index and (b) securities (which may or may
                                                    not be included in the S & P 500 Index)
                                                    that MFC Global (U.S.A.) believes as a
                                                    group will behave in a manner similar to
                                                    the index.

EQUITY-INCOME TRUST         T. Rowe Price           seeks to provide  substantial  dividend
                            Associates, Inc.        income and also long-term capital appreciation
                                                    by investing primarily in dividend-paying common
                                                    stocks, particularly of established companies with
                                                    favorable prospects for both increasing
                                                    dividends and capital appreciation.

MANAGED TRUST               Independence            seeks  income  and  long-term  capital
                            Investment LLC          appreciation  by investing  primarily in a diversified
                                                    mix of: (a) common stocks of large and mid sized  U.S.
                            Capital Guardian        companies,  and (b) bonds  with  an  overall   intermediate
                            Trust Company           term   average maturity.

                            Declaration
                            Management  & Research
                            LLC

       PORTFOLIO              PORTFOLIO MANAGER             INVESTMENT DESCRIPTION
------------------------   -----------------------  ------------------------------------------
HIGH YIELD TRUST            Saloman Brothers        seeks to realize an  above-average  total
                            Asset Management Inc    return over a market cycle of three to five
                                                    years, consistent with reasonable risk, by
                                                    investing primarily in high yield debt
                                                    securities, including corporate bonds and
                                                    other fixed-income securities.

GLOBAL BOND TRUST           Pacific     Investment  seeks to realize  maximum total return,
                            Management Company      consistent with preservation of capital
                                                    and prudent investment management by
                                                    investing the portfolio's assets primarily
                                                    in fixed income securities denominated in major
                                                    foreign currencies, baskets of foreign
                                                    currencies (such as the ECU), and the U.S.
                                                    dollar.

BOND INDEX TRUST B          Declaration             seeks to track the  performance  of the Lehman
                            Management & Research   Brothers Aggregate Index (which represents the U.S.
                                                    investment grade bond market) by investing,
                                                    under normal market conditions, at least
                                                    80% of its assets in securities listed in
                                                    the Lehman Index.

ACTIVE BOND TRUST           Declaration             seek income and capital  appreciation  by
                            Management & Research   investing  at least  80% of its  assets in a
                            LLC                     diversified  mix of debt securities and instruments.

                            John Hancock
                            Advisers, LLC

SHORT-TERM BOND TRUST       Declaration             Seeks  income and capital  appreciation  by
                            Management & Research   investing at least  80% of its  assets in a
                            LLC                     diversified  mix of debt securities and instruments.

MONEY MARKET TRUST B        MFC Global Investment   Seeks to obtain maximum  current income  consistent
                            Management (U.S.A.)     with preservation  of principal and liquidity by
                            Limited                 investing in high  quality,  U.S.  Dollar  denominated
                                                    money  market instruments.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the table.


The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2004, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.


HOW WE SUPPORT THE GUARANTEE PERIODS

All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

HOW THE GUARANTEE PERIODS WORK

Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its accumulated value to the Money Market option under your contract, unless you elect to:

      -     withdraw all or a portion of any such amount from the contract,

      - allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

      - allocate all or a portion of such amount to one or more of the variable investment options.

You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

We currently make available guarantee periods with durations up to five years. You may not select a guarantee period if it extends beyond your contract's date of maturity. We reserve the right to add or delete guarantee periods from those that are available at any time for new allocations.

GUARANTEED INTEREST RATES

Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and guarantee periods to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guaranteed periods.

You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time by calling the John Hancock Annuity Servicing Office at the telephone number on page 2.

CALCULATION OF MARKET VALUE ADJUSTMENT ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

      -     death benefits pursuant to your contract,

      -     amounts you apply to an annuity option, and

      -     amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract.

Here is how the MVA works:

We compare:

      - the guaranteed rate of the guarantee period from which the assets are being taken with

      - the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/2%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/2%, the market value adjustment produces a decrease in your contract's value.

For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                     dollar amount of transaction
                                    DIVIDED BY
                     value of one accumulation unit for the applicable variable investment option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                     number   of   accumulation   units  in  the
                     variable investment options
                                       TIMES
                     value of one accumulation unit for the applicable variable investment option at that time

YOUR VALUE IN THE GUARANTEE PERIODS

On any date, the total value of your contract in a guarantee period equals:

      - the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

      - the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

      - the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

      - the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

      - the amount of any charges and fees deducted from that guarantee period, PLUS

      - interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

DATE OF MATURITY

Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

      - at least 6 months after the date the first premium payment is applied to your contract and

      - no later than the maximum age specified in your contract (normally age 95).

Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 31.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (directing all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge, if applicable.

Once annuity payments begin, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 27).

Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

      -     you have not made an election prior to the annuitant's death;

      - the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

Here's how it works:

      - we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.


Assumed Investment Rate:



The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.



You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.



Transfers During the Annuity Period


Some transfers are permitted during the annuity period, but subject to different limitations than during the accumulation period.

Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We limit the maximum number of transfers a contract owner may make per contract year , subject to a limit of 4 investment options being open at once. Once annuity benefit payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.





FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

      - the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

If the payee is more than 85 years old on the date of maturity, the following two options are not available:

      -     Option A: "life annuity with 5 years guaranteed" and

      - Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the following box. (If your contract has joint owners, these provisions apply upon the death of the first to die.)

In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      - if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

      - if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

            (1)   paid out in full within five years of your death or

            (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

      - the surrender value if paid out in full within five years of your death, or

      - the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record and

      -     certain other conditions referenced in the contract.

An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.


Who Should Purchase A Contract?



We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:



      - traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;



      - non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section 408A of the Code;



      -     SIMPLE IRA plans adopted under Section 408(p) of the Code;



      - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and



      - annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.



We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 34.



When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.



We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.



To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office


TAX INFORMATION

OUR INCOME TAXES

We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS

If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

UNDISTRIBUTED GAINS

We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. In addition, any portion of your contract value that you borrow or pledge will be taxable to the extent of gain in the contract at that time.

ANNUITY PAYMENTS

When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

SURRENDERS, WITHDRAWALS AND DEATH BENEFITS

If we pay the entire value of your contract in a lump sum when we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a lump sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

PENALTY FOR PREMATURE WITHDRAWALS

The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

SPECIAL CONSIDERATIONS FOR PUERTO RICO ANNUITY CONTRACTS

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. Generally, Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a competent tax adviser before purchasing an annuity contract.

DIVERSIFICATION REQUIREMENTS

Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

TAX-FREE ROLLOVERS

If permitted under your plans, you may make a tax-free rollover from:

      -     a traditional IRA to another traditional IRA,

      - a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

      - a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

      - a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

TRADITIONAL IRAS

ANNUAL CONTRIBUTION LIMIT. traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

      -     100% of compensation includable in your gross income, or

      - the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

CATCH-UP CONTRIBUTIONS. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

DEDUCTIBILITY OF CONTRIBUTIONS. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

The amount of your deduction is based on the following factors:

      - whether you or your spouse is an active participant in an employer sponsored retirement plan,

      -     your federal income tax filing status, and

      -     your "Modified Adjusted Gross Income."

Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

DISTRIBUTIONS. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

ROTH IRAS

ANNUAL CONTRIBUTION LIMIT. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

CATCH-UP CONTRIBUTIONS. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

DISTRIBUTIONS. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

      -     after you reach age 59 1/2,

      -     on your death or disability, or

      - to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

CONVERSION TO A ROTH IRA. You can convert a traditional IRA to a Roth IRA, unless

      -     you have adjusted gross income over $100,000, or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

CATCH-UP CONTRIBUTIONS. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

DISTRIBUTIONS. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS)

SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

DISTRIBUTIONS. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) PLANS

Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

ANNUAL CONTRIBUTION LIMIT. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

CATCH-UP CONTRIBUTIONS. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

      -     on the employee's separation from service, death, or disability,

      - with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

      - transfers and exchanges to other products that qualify under Section 403(b).

Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)

In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

"TOP-HEAVY" PLANS

Certain plans may fall within the definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

SECTION 457 DEFERRED COMPENSATION PLANS

Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

      -     a state,

      -     a political subdivision of a state,

      - an agency or instrumentality or a state or political subdivision of a state, or

      -     a tax-exempt organization.

As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

The deferred compensation plan must satisfy several conditions, including the following:

      - the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

      - all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

ANNUAL CONTRIBUTION LIMIT. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

CATCH-UP CONTRIBUTIONS. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

ELECTIVE DEFERRAL LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

ELECTIVE CATCH-UP LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN

The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

SEE YOUR OWN TAX ADVISER

The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

      -     the value at the end of such period.

At the Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges,

      -     the administrative charge,

      -     the annual contract fee, and

      - any withdrawal payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in a money market variable investment option. Current yield refers to the income earned on your investment in the money market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

CHANGES TO THE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

      -     to add or delete variable investment options,

      -     to change the underlying investment vehicles,

      -     to operate the Account in any form permitted by law, and

      - to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial premium payment,

      -     the size of the group or class,

      - the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

      - the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock Life Insurance Company.

You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHVLICO and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 7.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither JHVLICO nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by us. From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements and schedules of John Hancock Variable Life Insurance Company at December 31, 2004, and 2003 and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


REGISTRATION STATEMENT

This prospectus omits certain information contained in the registration statement filed with the SEC. Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                         APPENDIX A: Index of Key Words


We define or explain each of the following key words used in this prospectus on the pages shown below:

KEY WORD                                                                           PAGE
Accumulation units..............................................................      28
Annuitant.......................................................................      10
Annuity payments................................................................      13
Annuity period..................................................................      13
Business day....................................................................      10
Contract year...................................................................      11
Date of issue...................................................................      11
Date of maturity................................................................      29
Extra Credits...................................................................      13
Free withdrawal amount..........................................................      17
Funds...........................................................................       2
Guarantee period................................................................      12
Investment options..............................................................      14
Market value adjustment.........................................................      12
Premium payments................................................................      10
Surrender.......................................................................      16
Surrender value.................................................................      17
Total value of your contract....................................................      12
Variable investment options.....................................................   cover
Withdrawal charge...............................................................      16
Withdrawal......................................................................      16

                APPENDIX B: Details About Our Guaranteed Periods


INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

      -     corporate bonds,

      -     mortgages,

      -     mortgage-backed and asset-backed securities, and

      -     government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

      -     receive your premium payment,

      -     effectuate your transfer, or

      -     renew your guarantee period

We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                          [(1+g)/(1+c+0.005)](n/12)-1

where,

      -     g is the guaranteed rate in effect for the current guarantee period.

      - c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

      - n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Amount withdrawn or transferred                            $10,000
Guarantee period                                           5 years
Time of withdrawal or transfer                             beginning of 3rd year of guaranteed period
Guaranteed rate (g)                                        4%
Guaranteed rate for new 3 year guarantee (c)               3%
Remaining guarantee period (n)                             36 months

MARKET VALUE ADJUSTMENT:

        10,000*[{(1+0.04)/(1+0.03+0.005)}(36/12)-1] = 145.63

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $145.63 = $10,145.63

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred                            $10,000
Guarantee period                                           5 years
Time of withdrawal or transfer                             beginning of 3rd year of guaranteed period
Guaranteed rate (g)                                        4%
Guaranteed rate for new 3 year guarantee (c)               5%
Remaining guarantee period (n)                             36 months

MARKET VALUE ADJUSTMENT:

       10,000*[{(1+0.04)/(1+0.05+0.005)}(36/12)-1] = 420.50

Amount withdrawn or transferred (adjusted for money market adjustment): $10,000
- 420.50 = $9,579.50

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX C: EXAMPLE OF WITHDRAWAL CHARGE CALCULATION


ASSUME THE FOLLOWING FACTS:

      - On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.

      -     On January 1, 1998, you make a $1000 premium payment.

      -     On January 1, 1999, you make a $1000 premium payment.

      - On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your contract.

            $   6,000.00  --  withdrawal request payable to you
            +     272.23  --  withdrawal charge payable to us
            ------------
            $   6,272.23  --  total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

   (1) We first reduce your $5000 initial premium payment by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

            $   5,000

            -      30  --  1998 contract fee payable to us
            -      30  --  1999 contract fee payable to us
            -      30  --  2000 contract fee payable to us
            ---------
            $   4,910  --  amount of your initial premium payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

            $   4,910.00

            -     900.00  --  free withdrawal amount (payable to you)
            ------------
            $   4,010.00
            x        .05
            ------------
            $     200.50  --  withdrawal charge on initial premium payment
                              (payable to us)

            $   4,010.00
            -     200.50
            ------------
            $   3,809.50  --  part of withdrawal request payable to you

   (2) We next deem the entire amount of your 1998 premium payment to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

            $   1,000
            x     .05
            ---------
            $      50  --  withdrawal charge on 1998 premium payment (payable to us)

            $   1,000
            -      50
            ---------
            $     950  --  part of withdrawal request payable to you

   (3) We next determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial premium payment, and $950 from your 1999 premium payment. Therefore, $340.50 is needed to reach $6000.

            $   6,000.00  --  total withdrawal amount requested
            -     900.00  --  free withdrawal amount
            -   3,809.50  --  payment deemed from initial premium payment
            -     950.00  --  payment deemed from 1998 premium payment
            ------------
            $     340.50  --  additional payment to you needed to reach $ 6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - applicable withdrawal charge percentage times withdrawal needed

            $    340.50      =  x - .06x
            $    340.50      =  .94x

            $  340.50/0.94   =  x

            $    362.23      =  x

            $    362.23      --  deemed withdrawn from 1999 premium payment
            $   -340.50      --  part of withdrawal request payable to you
            -----------
            $     21.73      --  withdrawal charge on 1999 premium deemed
                                 withdrawn (payable to us)

            $    200.50      --  withdrawal charge on the INITIAL PREMIUM
                                 PAYMENT
            $ ++  50.00      --  withdrawal charge on the 1998 PREMIUM PAYMENT
            $ ++  21.73      --  withdrawal charge on the 1999 PREMIUM PAYMENT
            -----------
            $    272.23      --  Total withdrawal charge

                   APPENDIX U: ACCUMULATION UNIT VALUE TABLES

                         CONDENSED FINANCIAL INFORMATION

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

The following table provides selected data for Patriot accumulation shares for contracts with initial premium payments of less than $250,000. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR
                                               ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED
                                              DEC. 31  DEC. 31  DEC. 31  DEC. 31  DEC. 31  DEC. 31   DEC. 31   DEC. 31
                                               2004     2003     2002     2001     2000     1999      1998      1997
                                             -------------------------------------------------------------------------
EQUITY INDEX
Accumulation Share Value:
  Beginning of period (Note 1) ............. $   9.08 $   7.16 $   9.33 $  10.74 $  11.97 $  10.00         --       --
  End of period ............................ $   9.93 $   9.08 $   7.16 $   9.33 $  10.74 $ 11 .97         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   47,638   51,022   60,758   84,207  115,506  110,398         --       --
LARGE CAP VALUE
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  12.08 $   9.75 $  11.38 $  11.38 $  10.20 $  10.00         --       --
  End of period ............................ $  13.72 $  12.08 $   9.75 $  11.38 $  11.38 $  10.20         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   35,552   40,103   45,084   69,954   80,984  101,992         --       --
LARGE CAP GROWTH
Accumulation Share Value:
  Beginning of period (Note 1) ............. $   7.19 $   5.79 $   8.13 $   9.98 $  12.31 $  10.00         --       --
  End of period ............................ $   7.41 $   7.19 $   5.79 $   8.13 $   9.98 $  12.31         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   59,258   50,560   53,908   74,845   86,341   72,822         --       --
EARNINGS GROWTH
Accumulation Share Value:
  Beginning of period (Note 1) ............. $   7.10 $   5.76 $   8.63 $  13.85 $  21.87 $  10.00         --       --
  End of period ............................ $   7.20 $   7.10 $   5.76 $   8.63 $  13.85 $  21.87         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   78,767   90,017   98,370  112,159  154,934  143,380
GROWTH & INCOME
Accumulation Share Value:
  Beginning of period (Note 2) ............. $   6.95 $   5.66 $   7.36 $  10.00       --       --         --       --
  End of period ............................ $   7.61 $   6.95 $   5.66 $   7.36       --       --         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................  283,703  306,082  182,202  225,112       --       --         --       --
FUNDAMENTAL VALUE
Accumulation Share Value:
  Beginning of period (Note 2) ............. $  11.12 $   8.75 $  10.73 $  10.00       --       --         --       --
  End of period ............................ $  12.70 $  11.12 $   8.75 $  10.73       --       --         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   22,289   21,714   23,612   30,710       --       --         --       --
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into
 "Large Cap Growth")
Accumulation Share Value:
  Beginning of period (Note 2) ............. $   8.84 $   6.79 $   9.86 $  10.00       --       --         --       --
  End of period ............................ $   8.43 $   8.84 $   6.79 $   9.86       --       --         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................       --   11,404   10,008   24,747       --       --         --       --

                                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR
                                               ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED
                                              DEC. 31  DEC. 31  DEC. 31  DEC. 31  DEC. 31  DEC. 31   DEC. 31   DEC. 31
                                               2004     2003     2002     2001     2000     1999      1998      1997
                                             -------------------------------------------------------------------------
MID CAP VALUE B (formerly
 "Small/Mid Cap CORE")
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  14.73 $  10.27 $  12.27 $  12.36 $  11.96 $  10.00         --       --
  End of period ............................ $  17.27 $  14.73 $  10.27 $  12.27 $  12.36 $  11.96         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   16,112   16,311   15,084   19,421   16,718   12,272         --       --
SMALL CAP GROWTH

(Effective November 1, 2004, merged into
 "Small Cap Emerging Growth")
Accumulation Share Value:
  Beginning of period (Note 2) ............. $  12.39 $   9.81 $  14.19 $  10.00       --       --         --       --
  End of period ............................ $  12.27 $  12.39 $   9.81 $  14.19       --       --         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................       --   29,375   31,651   35,009       --       --         --       --
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
  Beginning of period (Note 1) ............. $   8.52 $   5.79 $   8.17 $   8.60 $   9.56 $  10.00         --       --
  End of period ............................ $   9.21 $   8.52 $   5.79 $   8.17 $   8.60 $   9.56         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   48,346   12,101   14,125   12,245   16,236   14,326         --       --
INTERNATIONAL EQUITY INDEX
Accumulation Share Value:
  Beginning of period (Note 1) ............. $   9.49 $   6.77 $   8.08 $  10.27 $  12.59 $  10.00         --       --
  End of period ............................ $  11.27 $   9.49 $   6.77 $   8.08 $  10.27 $  12.59         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   10,689   10,664   13,070   14,510   19,558   18,759         --       --
OVERSEAS EQUITY B (formerly "International
 Opportunities")
Accumulation Share Value:
  Beginning of period (Note 1) ............. $   8.79 $   6.72 $   8.33 $  10.66 $  12.91 $  10.00         --       --
  End of period ............................ $   9.64 $   8.79 $   6.72 $   8.33 $  10.66 $  12.91         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   43,870   38,739   42,177   48,242   50,459   21,856         --       --
OVERSEAS EQUITY
(Effective November 1, 2004, merged into
 "Overseas Equity B
(formerly"International Opportunities")")
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  10.76 $   7.79 $   8.42 $   9.12 $  10.16 $  10.00         --       --
  End of period ............................ $  11.01 $  10.76 $   7.79 $   8.42 $   9.12 $  10.16         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................       --    6,486    4,448    4,508    5,357    6,608         --       --
OVERSEAS EQUITY C (formerly "Emerging
 Markets Equity")
(Effective November 1, 2004, merged into
 "Overseas Equity B
(formerly"International Opportunities")")
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  14.06 $   9.07 $   9.85 $  10.35 $  17.48 $  10.00         --       --
  End of period ............................ $  15.37 $  14.06 $   9.07 $   9.85 $  10.35 $  17.48         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................       --    6,003    8,809    7,313    7,636    8,609         --       --
REAL ESTATE EQUITY
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  17.72 $  13.11 $  13.10 $  12.54 $   9.60 $  10.00         --       --
  End of period ............................ $  23.89 $  17.72 $  13.11 $  13.10 $  12.54 $   9.60         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................    6,087    6,937    3,182    2,869    2,599    2,363         --       --

                                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR
                                               ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED
                                              DEC. 31  DEC. 31  DEC. 31  DEC. 31  DEC. 31  DEC. 31   DEC. 31   DEC. 31
                                               2004     2003     2002     2001     2000     1999      1998      1997
                                             -------------------------------------------------------------------------
FINANCIAL INDUSTRIES (NOTE 3)
Accumulation Share Value:
  Beginning of period ...................... $  14.43 $  11.60 $  14.58 $  17.90 $  14.25 $  14.36 $    13.39 $  10.00
  End of period ............................ $  15.49 $  14.43 $  11.60 $  14.58 $  17.90 $  14.25 $    14.36 $  13.39
Number of Accumulation Shares outstanding
 at end of period ..........................   22,357   24,757   29,786   44,296   59,272   59,300  1,826,652  645,730
MANAGED
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  10.31 $   8.77 $  10.24 $  10.67 $  10.80 $  10.00         --       --
  End of period ............................ $  11.02 $  10.31 $   8.77 $  10.24 $  10.67 $  10.80         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   16,131   17,668   19,124   20,975   26,890   25,357         --       --
SHORT-TERM BOND
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  12.26 $  12.08 $  11.57 $  10.84 $  10.17 $  10.00         --       --
  End of period ............................ $  12.28 $  12.26 $  12.08 $  11.57 $  10.84 $  10.17         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................    7,734    7,829    5,826    6,019    6,207    5,058         --       --
BOND INDEX
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  12.58 $  12.29 $  11.32 $  10.64 $   9.63 $  10.00         --       --
  End of period ............................ $  12.92 $  12.58 $  12.29 $  11.32 $  10.64 $   9.63         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................    7,901    9,232   18,388   14,281   19,106   22,733         --       --
ACTIVE BOND
Accumulation Share Value:
  Beginning of period (Note 2) ............. $  11.57 $  11.00 $  10.39 $  10.00       --       --         --       --
  End of period ............................ $  11.97 $  11.57 $  11.00 $  10.39       --       --         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   55,188   65,067   22,897   22,387       --       --         --       --
HIGH YIELD BOND
Accumulation Share Value:
  Beginning of period (Note 1) ............. $   9.98 $   8.67 $   9.19 $   9.11 $  10.35 $  10.00         --       --
  End of period ............................ $  10.66 $   9.98 $   8.67 $   9.19 $   9.11 $  10.35         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................    5,093    6,395   11,108    9,657   10,644   11,541         --       --
GLOBAL BOND
Accumulation Share Value:
  Beginning of period (Note 1) ............. $  13.96 $  12.20 $  10.39 $  10.68 $   9.65 $  10.00         --       --
  End of period ............................ $  15.26 $  13.96 $  12.20 $  10.39 $  10.68 $   9.65         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................    9,431    9,647   11,396    5,140    8,203    8,837         --       --
MONEY MARKET
Accumulation Share Value:
  Beginning of period (Note 2) ............. $  10.12 $  10.15 $  10.12 $  10.00       --       --         --       --
  End of period ............................ $  10.10 $  10.12 $  10.15 $  10.12       --       --         --       --
Number of Accumulation Shares outstanding
 at end of period ..........................   63,446   62,638   67,782   53,661       --       --         --       --

-------------
(1)   Values shown for 1999 begin on May 3, 1999.

(2)   Values shown for 2001 begin on November 15, 2001.

(3) Values shown for Financial Industries begin on April 30, 1997 and are based on Account holdings of the predecessor fund.

                         CONDENSED FINANCIAL INFORMATION

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

The following table provides selected data for accumulation shares for contracts with initial premium payments of $250,000 or more. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                               YEAR    YEAR    YEAR    YEAR    YEAR    YEAR     YEAR    YEAR
                                                               ENDED   ENDED   ENDED   ENDED   ENDED   ENDED    ENDED   ENDED
                                                              DEC. 31 DEC. 31 DEC. 31 DEC. 31 DEC. 31 DEC. 31  DEC. 31 DEC. 31
                                                                2004    2003    2002    2001    2000    1999    1998     1997
                                                              ----------------------------------------------------------------
EQUITY INDEX
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $  9.20 $  7.23 $  9.41 $ 10.79 $ 12.00 $ 10.00       --      --
  End of period ............................................. $ 10.08 $  9.20 $  7.23 $  9.41 $ 10.79 $ 12.00       --      --
Number of Accumulation Shares outstanding at end of period ..   4,262  75,959  75,959  79,909  79,917  61,962       --      --
LARGE CAP VALUE
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 12.23 $  9.84 $ 11.46 $ 11.44 $ 10.22 $ 10.00       --      --
  End of period ............................................. $ 13.93 $ 12.23 $  9.84 $ 11.46 $ 11.44 $ 10.22       --      --
Number of Accumulation Shares outstanding at end of period ..  22,174  54,141  54,818  47,784  47,784  36,375       --      --
LARGE CAP GROWTH
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $  7.28 $  5.85 $  8.19 $ 10.03 $ 12.34 $ 10.00       --      --
  End of period ............................................. $  7.52 $  7.28 $  5.85 $  8.19 $ 10.03 $ 12.34       --      --
Number of Accumulation Shares outstanding at end of period ..  17,276  12,579  13,586  48,418  49,959  38,907       --      --
EARNINGS GROWTH
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $  7.19 $  5.82 $  8.69 $ 13.92 $ 21.92 $ 10.00       --      --
  End of period ............................................. $  7.31 $  7.19 $  5.82 $  8.69 $ 13.92 $ 21.92       --      --
Number of Accumulation Shares outstanding at end of period ..   7,532  20,004  20,872  14,866  20,511  27,163       --      --
GROWTH & INCOME
Accumulation Share Value:
  Beginning of period (Note 2) .............................. $ 12.30 $  9.99 $ 12.97 $ 10.00      --      --       --      --
  End of period ............................................. $ 13.52 $ 12.30 $  9.99 $ 12.97      --      --       --      --
Number of Accumulation Shares outstanding at end of period ..  15,633  16,765  11,472  17,169      --      --       --      --
FUNDAMENTAL VALUE
Accumulation Share Value:
  Beginning of period (Note 2) .............................. $  9.76 $  7.66 $  9.37 $ 10.00      --      --       --      --
  End of period ............................................. $ 11.17 $  9.76 $  7.66 $  9.37      --      --       --      --
Number of Accumulation Shares outstanding at end of period ..      --  50,632  50,632  50,632      --      --       --      --
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
  Beginning of period (Note 2) .............................. $  9.39 $  7.20 $ 10.43 $ 10.00      --      --       --      --
  End of period ............................................. $  8.97 $  9.39 $  7.20 $ 10.43      --      --       --      --
Number of Accumulation Shares outstanding at end of period ..      --   5,248   5,264   8,119      --      --       --      --

                                                               YEAR    YEAR    YEAR    YEAR    YEAR    YEAR     YEAR    YEAR
                                                               ENDED   ENDED   ENDED   ENDED   ENDED   ENDED    ENDED   ENDED
                                                              DEC. 31 DEC. 31 DEC. 31 DEC. 31 DEC. 31 DEC. 31  DEC. 31 DEC. 31
                                                                2004    2003    2002    2001    2000    1999    1998     1997
                                                              ----------------------------------------------------------------
MID CAP VALUE B (formerly "Small/Mid Cap CORE")
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 14.91 $ 10.38 $ 12.36 $ 12.42 $ 11.99 $ 10.00       --      --
  End of period ............................................. $ 17.53 $ 14.91 $ 10.38 $ 12.36 $ 12.42 $ 11.99       --      --
Number of Accumulation Shares outstanding at end of period ..   9,924   4,305   5,358   6,506   6,516   5,870       --      --
SMALL CAP GROWTH
(Effective November 1, 2004, merged into "Small Cap Emerging
 Growth")
Accumulation Share Value:
  Beginning of period (Note 2) .............................. $ 14.55 $ 11.49 $ 16.57 $ 10.00      --      --       --      --
  End of period ............................................. $ 14.43 $ 14.55 $ 11.49 $ 16.57      --      --       --      --
Number of Accumulation Shares outstanding at end of period ..      --   2,478   2,478   2,702      --      --       --      --
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $  8.62 $  5.85 $  8.23 $  8.64 $  9.58 $ 10.00       --      --
  End of period ............................................. $  9.34 $  8.62 $  5.85 $  8.23 $  8.64 $  9.58       --      --
Number of Accumulation Shares outstanding at end of period ..   4,203   7,749   8,574      --      --   1,452       --      --
INTERNATIONAL EQUITY INDEX
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $  9.61 $  6.84 $  8.14 $ 10.32 $ 12.62 $ 10.00       --      --
  End of period ............................................. $ 11.44 $  9.61 $  6.84 $  8.14 $ 10.32 $ 12.62       --      --
Number of Accumulation Shares outstanding at end of period ..   8,050   8,075   8,099   8,123   8,148      --       --      --
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $  8.90 $  6.79 $  8.39 $ 10.72 $ 12.94 $ 10.00       --      --
  End of period ............................................. $  9.78 $  8.90 $  6.79 $  8.39 $ 10.72 $ 12.94       --      --
Number of Accumulation Shares outstanding at end of period ..   5,820   4,791   6,084   7,494   7,506   5,408       --      --
OVERSEAS EQUITY
(Effective November 1, 2004, merged into "Overseas Equity B
(formerly"International Opportunities")")
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 10.90 $  7.87 $  8.49 $  9.16 $ 10.18 $ 10.00       --      --
  End of period ............................................. $ 11.18 $ 10.90 $  7.87 $  8.49 $  9.16 $ 10.18       --      --
Number of Accumulation Shares outstanding at end of period ..      --      --      --      --      --      --       --      --
OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
(Effective November 1, 2004, merged into "Overseas Equity B
(formerly"International Opportunities")")
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 14.24 $  9.17 $  9.93 $ 10.40 $ 17.52 $ 10.00       --      --
  End of period ............................................. $ 15.60 $ 14.24 $  9.17 $  9.93 $ 10.40 $ 17.52       --      --
Number of Accumulation Shares outstanding at end of period ..      --      --      --      --      --      --       --      --

                                                               YEAR    YEAR    YEAR    YEAR    YEAR    YEAR     YEAR    YEAR
                                                               ENDED   ENDED   ENDED   ENDED   ENDED   ENDED    ENDED   ENDED
                                                              DEC. 31 DEC. 31 DEC. 31 DEC. 31 DEC. 31 DEC. 31  DEC. 31 DEC. 31
                                                                2004    2003    2002    2001    2000    1999    1998     1997
                                                              ----------------------------------------------------------------
REAL ESTATE EQUITY
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 17.95 $ 13.24 $ 13.20 $ 12.61 $  9.63 $ 10.00       --      --
  End of period ............................................. $ 24.26 $ 17.95 $ 13.24 $ 13.20   12.61 $  9.63       --      --
Number of Accumulation Shares outstanding at end of period ..  10,542  11,719  11,722  11,726  11,730  11,845       --      --
FINANCIAL INDUSTRIES (NOTE 3)
Accumulation Share Value:
  Beginning of period ....................................... $ 14.67 $ 11.76 $ 14.75 $ 18.06 $ 14.35 $ 14.42 $  13.41 $ 10.00
  End of period ............................................. $ 15.79 $ 14.67 $ 11.76 $ 14.75 $ 18.06 $ 14.35 $  14.42 $ 13.41
Number of Accumulation Shares outstanding at end of period ..   5,074   7,562  10,776  15,026  13,558  17,470  149,851  73,106
MANAGED
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 10.44 $  8.86 $ 10.32 $ 10.72 $ 10.83 $ 10.00       --      --
  End of period ............................................. $ 11.18 $ 10.44 $  8.86 $ 10.32 $ 10.72 $ 10.83       --      --
Number of Accumulation Shares outstanding at end of period ..      --      --      --      --      --      --       --      --
SHORT-TERM BOND
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 12.41 $ 12.20 $ 11.66 $ 10.89 $ 10.19 $ 10.00       --      --
  End of period ............................................. $ 12.46 $ 12.41 $ 12.20 $ 11.66 $ 10.89 $ 10.19       --      --
Number of Accumulation Shares outstanding at end of period ..      --      --      --      --      --   4,987       --      --
BOND INDEX
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 12.74 $ 12.42 $ 11.41 $ 10.66 $  9.66 $ 10.00       --      --
  End of period ............................................. $ 13.12 $ 12.74 $ 12.42 $ 11.41 $ 10.66 $  9.66       --      --
Number of Accumulation Shares outstanding at end of period ..   9,826   9,826   9,826   9,826   9,826   9,826       --      --
ACTIVE BOND
Accumulation Share Value:
  Beginning of period (Note 2) .............................. $ 14.78 $ 14.02 $ 13.20 $ 10.00      --      --       --      --
  End of period ............................................. $ 15.33 $ 14.78 $ 14.02 $ 13.20      --      --       --      --
Number of Accumulation Shares outstanding at end of period ..  13,113  24,515  24,867  12,777      --      --       --      --
HIGH YIELD BOND
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 10.10 $  8.76 $  9.26 $  9.16 $ 10.38 $ 10.00       --      --
  End of period ............................................. $ 10.82 $ 10.10 $  8.76 $  9.26 $  9.16 $ 10.38       --      --
Number of Accumulation Shares outstanding at end of period ..      --   6,229   2,466   2,470   2,473   2,423       --      --
GLOBAL BOND
Accumulation Share Value:
  Beginning of period (Note 1) .............................. $ 14.14 $ 12.32 $ 10.47 $ 10.73 $  9.68 $ 10.00       --      --
  End of period ............................................. $ 15.49 $ 14.14 $ 12.32 $ 10.47 $ 10.73 $  9.68       --      --
Number of Accumulation Shares outstanding at end of period ..      --      --      --      --      --      --       --      --

                                                               YEAR    YEAR    YEAR    YEAR    YEAR    YEAR     YEAR    YEAR
                                                               ENDED   ENDED   ENDED   ENDED   ENDED   ENDED    ENDED   ENDED
                                                              DEC. 31 DEC. 31 DEC. 31 DEC. 31 DEC. 31 DEC. 31  DEC. 31 DEC. 31
                                                                2004    2003    2002    2001    2000    1999    1998     1997
                                                              ----------------------------------------------------------------
MONEY MARKET
Accumulation Share Value:
  Beginning of period (Note 2) .............................. $ 12.16 $ 12.17 $ 12.11 $ 10.00      --      --       --      --
  End of period ............................................. $ 12.17 $ 12.16 $ 12.17 $ 12.11      --      --       --      --
Number of Accumulation Shares outstanding at end of period ..  65,316  83,691  86,772  92,991      --      --       --      --

------------
(1)   Values shown for 1999 begin on May 3, 1999.

(2)   Values shown for 2001 begin on November 15, 2001.

(3) Values shown for Financial Industries begin on April 30, 1997 and are based on Account holdings of the predecessor fund.

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 2, 2005


                          DECLARATION VARIABLE ANNUITY,
                            PATRIOT VARIABLE ANNUITY,
                       REVOLUTION ACCESS VARIABLE ANNUITY,
                     REVOLUTION EXTRA VARIABLE ANNUITY, AND
                        REVOLUTION VALUE VARIABLE ANNUITY

            DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                    FUNDED IN

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF


This statement of additional information ("SAI"), dated May 2, 2005 is not a prospectus. It is intended that this SAI be read in conjunction with one of the Declaration Variable Annuity, Patriot Variable Annuity, Revolution Access Variable Annuity, Revolution Extra Variable Annuity, or Revolution Value Variable Annuity prospectuses dated May 2, 2005, of John Hancock Variable Annuity Account JF (the "Account"). Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A prospectus for the Revolution Access Variable Annuity, Revolution Extra Variable Annuity, Revolution Value Variable Annuity, Declaration Variable Annuity or Patriot Variable Annuity may be obtained from the John Hancock Annuity Service Office, P.O. Box 55106, Boston, Massachusetts 02205-5106, telephone number 1-800-824-0335.


                                ----------------



ACCT. JF SAI 05/05

                                TABLE OF CONTENTS



DISTRIBUTION............................................................................................  3
CALCULATION OF PERFORMANCE DATA.........................................................................  3
  MONEY MARKET VARIABLE INVESTMENT OPTIONS..............................................................  3
  OTHER VARIABLE INVESTMENT OPTIONS.....................................................................  3
    "Standardized" Total Return.........................................................................  3
    Yield...............................................................................................  4
    "Non-Standardized" Performance......................................................................  4
OTHER PERFORMANCE INFORMATION...........................................................................  4
CALCULATION OF ANNUITY PAYMENTS.........................................................................  4
    Calculation of Annuity Units........................................................................  4
    Annuity Unit Values.................................................................................  6
    Mortality Tables....................................................................................  6
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES....................................................  6
    Net Investment Rate.................................................................................  6
    Adjustment of Units and Values......................................................................  7
    Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity
         Unit Values....................................................................................  7
PURCHASES AND REDEMPTIONS OF FUND SHARES................................................................  7
THE ACCOUNT.............................................................................................  7
DELAY OF CERTAIN PAYMENTS...............................................................................  7
LIABILITY FOR TELEPHONE TRANSFERS.......................................................................  8
VOTING PRIVILEGES.......................................................................................  8
/\

DISTRIBUTION


The distribution of the contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement we paid for such services during the past three fiscal years as follows:



                 YEAR                           AMOUNT PAID TO SIGNATOR
---------------------------------------- --------------------------------------
                 2004                                 $14,434,824
                 2003                                 $18,242,108
                 2002                                 $22,711,928



CALCULATION OF PERFORMANCE DATA

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

                                                        (365/7)
              Effective yield = (Base period return + 1)        - 1

OTHER VARIABLE INVESTMENT OPTIONS

"STANDARDIZED" TOTAL RETURN
Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                                           n
                              P x ( 1 + T )  = ERV

         where         P = a hypothetical initial premium payment of $1,000
                       T = average annual total return
                       n = number of years
                       ERV = ending redeemable value of a hypothetical $1,000
                             premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the Revolution contracts because the Account is used for other variable annuities offered by us.

YIELD
We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                          __                  __
                                          | / a - b     \6     |
                                Yield = 2 | |------- + 1|  - 1 |
                                          | \  cd       /      |
                                          --                  --

         where:   a = net investment income earned during the period by the
                      fund whose shares are owned by the variable investment option
                  b = expenses accrued for the period (net of any
                      reimbursements)
                  c = the average daily number of accumulation units outstanding during the period
                  d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"NON-STANDARDIZED" PERFORMANCE
We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.


OTHER PERFORMANCE INFORMATION

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.


CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS
We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:


                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000


and multiply the result by


                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                    payee and

                         (2) the assumed investment rate
                                (discussed below)



This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:


               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due


For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES
The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

      (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

      (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES
The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.


ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE
For any period, the net investment rate for a variable investment option equals

      (1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

      (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

      (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES
We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract. Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values.

HYPOTHETICAL EXAMPLES ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES
Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.


PURCHASES AND REDEMPTIONS OF FUND SHARES

JHVLICO purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.


THE ACCOUNT

In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.


DELAY OF CERTAIN PAYMENTS

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.


LIABILITY FOR TELEPHONE TRANSFERS

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

     o    requiring personal identification,

     o    tape recording calls, and

     o    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.


VOTING PRIVILEGES

Here's the formula we use to determine the number of fund shares as to which you may give instructions:


                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of the
                                  fund's shares


At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3)  the approval of a Series Fund's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

We will furnish you information and forms so that you may give voting instructions.

We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2004, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004. We have also audited the consolidated balance sheet as of December 31, 2003 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2004, and the consolidated results of their operations and their cash flows for the period April 29, 2004 through December 31, 2004, and the consolidated financial position of the predecessor company at December 31, 2003 and the consolidated results of its operations and its cash flows for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts.

                                                          /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 25, 2005

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS

                                                                                 Predecessor
                                                                      Company      Company
                                                                    ------------ ------------
                                                                    December 31, December 31,
                                                                        2004         2003
                                                                    ------------ ------------
                                                                          (in millions)
Assets
Investments
Fixed maturities:
  Held-to-maturity -- at amortized cost (fair value: 2003
   -- $78.8)..................................................       $       -    $    78.7
  Available-for-sale -- at fair value (cost: 2004 --
   $4,068.3, 2003 -- $3,621.5)................................         4,135.6      3,786.9
Equity securities:
  Available-for-sale -- at fair value (cost: 2004 -- $36.6;
   2003 -- $39.6).............................................            36.9         41.7
  Mortgage loans on real estate...............................         1,061.8        883.0
Real estate...................................................            14.7         13.4
Policy loans..................................................           387.1        370.9
Short-term investments........................................             0.1         10.1
Other invested assets.........................................           349.4        158.5
                                                                     ---------    ---------
  Total Investments...........................................         5,985.6      5,343.2
Cash and cash equivalents.....................................           100.3         67.7
Accrued investment income.....................................            55.5         70.2
Premiums and accounts receivable..............................             7.5          4.5
Goodwill......................................................           410.8            -
Value of business acquired....................................         1,262.8          2.3
Intangible assets.............................................           218.6            -
Deferred policy acquisition costs.............................           105.9      1,205.7
Reinsurance recoverable.......................................           253.5        205.2
Other assets..................................................           200.3        114.7
Separate account assets.......................................         7,335.7      6,881.9
                                                                     ---------    ---------
  Total Assets................................................       $15,936.5    $13,895.4
                                                                     =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                          Predecessor
                                                               Company      Company
                                                             ------------ ------------
                                                             December 31, December 31,
                                                                 2004         2003
                                                             ------------ ------------
                                                                   (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits......................................  $ 5,766.2    $ 4,852.6
Policyholders' funds........................................        3.5          3.4
Unearned revenue............................................       28.4        264.5
Unpaid claims and claim expense reserves....................       46.1         32.1
Dividends payable to policyholders..........................        0.7          0.5
Income taxes................................................      331.7        295.1
Other liabilities...........................................      389.5        312.5
Separate account liabilities................................    7,335.7      6,881.9
                                                              ---------    ---------
  Total Liabilities.........................................   13,901.8     12,642.6
Commitments, guarantees and contingencies
Shareholder's Equity
Common stock; $50 par value; 50,000 shares authorized and
  outstanding...............................................        2.5          2.5
Additional paid in capital..................................    1,905.5        572.4
Retained earnings...........................................       93.3        600.3
Accumulated other comprehensive income......................       33.4         77.6
  Total Shareholder's Equity................................    2,034.7      1,252.8
                                                              ---------    ---------
  Total Liabilities and Shareholder's Equity................  $15,936.5    $13,895.4
                                                              =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                        Company        Predecessor Company
                                                                                      ------------ --------------------------
                                                                                      Period from  Period from
                                                                                       April 29,   January 1,
                                                                                        through      through
                                                                                      December 31,  April 28,
                                                                                          2004        2004      2003    2002
                                                                                      ------------ ----------- ------  ------
                                                                                                   (in millions)
Revenues
Premiums............................................................................     $ 50.4      $ 25.4    $ 67.2  $ 58.5
Universal life and investment-type product charges..................................      248.6       132.3     367.7   356.0
Net investment income...............................................................      194.6       112.9     316.3   270.1
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired of $9.0, $2.4,
  $5.4 and $7.5, respectively.......................................................      (15.3)       (1.0)    (24.8)  (20.8)
Other revenues......................................................................          -         0.1       0.2     1.3
                                                                                         ------      ------    ------  ------
 Total revenues.....................................................................      478.3       269.7     726.6   665.1
Benefits and expenses
Benefits to policyholders...........................................................      222.8       127.8     337.9   344.1
Other operating costs and expenses..................................................       79.7        36.1      96.4    69.0
Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net realized investment and other gains (losses)
  of $9.0, $2.4, $5.4 and $7.5, respectively........................................       21.9        33.2     104.8    60.0
Dividends to policyholders..........................................................       12.8         6.2      17.5    18.8
                                                                                         ------      ------    ------  ------
 Total benefits and expenses........................................................      337.2       203.3     556.6   491.9
                                                                                         ------      ------    ------  ------
Income before income taxes and cumulative effect of accounting change...............      141.1        66.4     170.0   173.2
Income taxes........................................................................       47.8        21.7      55.8    58.4
                                                                                         ------      ------    ------  ------
Income before cumulative effect of accounting change................................       93.3        44.7     114.2   114.8
Cumulative effect of accounting change, net of tax..................................          -        (3.0)     (6.5)      -
                                                                                         ------      ------    ------  ------
Net income..........................................................................     $ 93.3      $ 41.7    $107.7  $114.8
                                                                                         ======      ======    ======  ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                         EQUITY AND COMPREHENSIVE INCOME

                                                                               Accumulated
                                                          Additional              Other         Total
                                                   Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                   Stock   Capital   Earnings    Income        Equity       Shares
                                                   ------ ---------- -------- ------------- ------------- -----------
                                                        (in millions, except for shares outstanding)      (thousands)
Predecessor Company
Balance at January 1, 2002.......................  $ 2.5   $  572.4  $ 377.8     $ 12.9       $   965.6       50.0
Comprehensive income:
 Net income......................................                      114.8                      114.8
Other comprehensive income, net of tax:
 Net unrealized gains............................                                   8.5             8.5
                                                                                              ---------
Comprehensive income.............................                                                 123.3
                                                   -----   --------  -------     ------       ---------      -----
Balance at December 31, 2002.....................  $ 2.5   $  572.4  $ 492.6     $ 21.4       $ 1,088.9       50.0
                                                   =====   ========  =======     ======       =========      =====
Comprehensive income:
 Net income......................................                      107.7                      107.7
Other comprehensive income, net of tax:
 Net unrealized gains............................                                  56.2            56.2
                                                                                              ---------
Comprehensive income.............................                                                 163.9
                                                   -----   --------  -------     ------       ---------      -----
Balance at December 31, 2003.....................  $ 2.5   $  572.4  $ 600.3     $ 77.6       $ 1,252.8       50.0
                                                   =====   ========  =======     ======       =========      =====
Comprehensive income:
 Net income......................................                       41.7                       41.7
Other comprehensive income, net of tax:
 Net unrealized gains............................                                  11.2            11.2
                                                                                              ---------
Comprehensive income.............................                                                  52.9
                                                   -----   --------  -------     ------       ---------      -----
Balance at April 28, 2004........................  $ 2.5   $  572.4  $ 642.0     $ 88.8       $ 1,305.7       50.0
                                                   =====   ========  =======     ======       =========      =====
Acquisition by Manulife Financial Corporation:
Sale of shareholder's equity.....................  $(2.5)  $ (572.4) $(642.0)    $(88.8)      $(1,305.7)     (50.0)
Manulife Financial Corporation purchase price....  $ 2.5   $1,905.5        -          -       $ 1,908.0       50.0
                                                   -----   --------  -------     ------       ---------      -----
Balance at April 29, 2004........................  $ 2.5   $1,905.5        -          -       $ 1,908.0       50.0
                                                   =====   ========  =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                 EQUITY AND COMPREHENSIVE INCOME -- (CONTINUED)

                                                                        Accumulated
                                                   Additional              Other         Total
                                            Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                            Stock   Capital   Earnings    Income        Equity       Shares
                                            ------ ---------- -------- ------------- ------------- -----------
                                                 (in millions, except for shares outstanding)      (thousands)
Company
Balance at April 29, 2004................    $2.5   $1,905.5   $   -       $   -       $1,908.0       50.0
Comprehensive income:
 Net income...............................                      93.3                       93.3
Other comprehensive income, net of tax:
 Net unrealized gains.....................                                  33.4           33.4
                                                                                       --------
Comprehensive income......................                                                126.7
                                             ----   --------   -----       -----       --------       ----
Balance at December 31, 2004..............   $2.5   $1,905.5   $93.3       $33.4       $2,034.7       50.0
                                             ====   ========   =====       =====       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                             Company           Predecessor Company
                                                                           ------------ ---------------------------------
                                                                           Period from  Period from
                                                                            April 29,    January 1,
                                                                           2004 through 2004 through
                                                                           December 31,  April 28,
                                                                               2004         2004        2003       2002
                                                                           ------------ ------------ ---------  ---------
                                                                                            (in millions)
Cash flows from operating activities:
 Net income..............................................................    $  93.3      $  41.7    $   107.7  $   114.8
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount -- fixed maturities.............................       45.5         (4.6)       (10.7)      (0.3)
 Net realized investment and other (gains) losses........................       15.3          1.0         24.8       20.8
 Change in accounting principle..........................................          -          3.0            -          -
 Change in deferred policy acquisition costs and value of business
   acquired..............................................................     (106.9)        (9.6)       (49.6)    (124.6)
 Depreciation and amortization...........................................       21.1          0.8          1.8        1.3
 Decrease (increase) in accrued investment income........................       28.2        (13.5)        (0.1)      (9.3)
 Increase (decrease) in premiums and accounts receivable.................       (3.8)         0.8         (0.7)       8.7
 Decrease (increase) in other assets and other liabilities, net..........       44.7        (47.4)       (61.9)     (28.0)
 Increase (decrease) in policy liabilities and accruals, net.............       71.0         48.8        216.6      (53.3)
 Increase in income taxes................................................       20.7          9.0         35.1       33.5
                                                                             -------      -------    ---------  ---------
   Net cash provided by (used in) operating activities...................      229.1         30.0        263.0      (36.4)
Cash flows used in investing activities:
 Sales of:
   Fixed maturities available-for-sale...................................      208.5         88.8        690.1      460.2
   Equity securities available-for-sale..................................       26.2         14.9         38.3        7.4
   Real estate...........................................................          -          2.1          5.8        0.3
   Short-term investments and other invested assets......................       31.4          7.0         31.6          -
 Maturities, prepayments and scheduled redemptions of:
   Fixed maturities held-to-maturity.....................................          -          0.5          4.1        3.2
   Fixed maturities available-for-sale...................................      175.0        105.6        241.1      155.7
   Short-term investments and other invested assets......................          -         10.1          0.1       24.9
   Mortgage loans on real estate.........................................       53.6         26.2        102.9       90.7
 Purchases of:
   Fixed maturities held-to-maturity.....................................          -            -         (1.1)      (3.1)
   Fixed maturities available-for-sale...................................     (667.1)      (256.0)    (1,625.0)  (1,174.5)
   Equity securities available-for-sale..................................      (14.2)       (17.9)       (60.4)      (3.9)
   Real estate...........................................................          -         (0.1)        (0.2)      (0.1)
   Short-term investments and other invested assets......................      (24.0)      (199.6)       (93.9)     (73.3)
Mortgage loans on real estate issued.....................................     (161.3)       (60.0)      (321.4)    (170.4)
Other, net...............................................................        6.9        (75.2)       (11.0)     (10.1)
                                                                             -------      -------    ---------  ---------
 Net cash used in investing activities...................................    $(365.0)     $(353.6)   $  (999.0) $  (693.0)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                               Company          Predecessor Company
                                                             ------------ -------------------------------
                                                             Period from  Period from
                                                              April 29,    January 1,
                                                             2004 through 2004 through
                                                             December 31,  April 28,
                                                                 2004         2004       2003      2002
                                                             ------------ ------------ --------  --------
                                                                             (in millions)
Cash flows from financing activities:
  Universal life and investment-type contract deposits......   $ 639.9      $ 400.4    $1,097.2  $1,232.1
  Universal life and investment-type contract maturities
   and withdrawals..........................................    (339.8)      (208.4)     (496.4)   (415.2)
  Issuance of short-term debt...............................         -         88.0           -         -
  Repayment of short-term debt..............................     (80.0)        (8.0)          -         -
                                                               -------      -------    --------  --------
  Net cash provided by financing activities.................     220.1        272.0       600.8     816.9
                                                               -------      -------    --------  --------
  Net increase (decrease) in cash and cash equivalents......      84.2        (51.6)     (135.2)     87.5
Cash and cash equivalents at beginning of period............      16.1         67.7       202.9     115.4
                                                               -------      -------    --------  --------
Cash and cash equivalents at end of period..................   $ 100.3      $  16.1    $   67.7  $  202.9
                                                               =======      =======    ========  ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of John Hancock Financial Services, Inc. (JHFS ) that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines. For additional information, refer to relevant John Hancock and other related public filings with the U.S. SEC relating to the merger. In order to more efficiently manage its corporate structure, on October 7, 2004 Manulife transferred all of its shares in JHFS to John Hancock Holdings (Delaware) LLC -- a wholly-owned subsidiary of Manulife.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of completing the valuations of a portion of the assets acquired and liabilities assumed; thus, the allocation of the purchase price is subject to refinement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes the estimated fair values of the assets and liabilities recorded as of April 28, 2004 (in millions):

                                                                Fair Value
                                                                ----------
Assets:
Fixed maturity securities...................................    $ 3,814.0
Equity securities...........................................         42.2
Mortgage loans..............................................        965.2
Policy loans................................................        388.1
Other invested assets.......................................        362.9
Goodwill....................................................        410.8
Value of business acquired..................................      1,289.4
Intangible assets...........................................        219.1
Cash and cash equivalents...................................         16.1
Reinsurance recoverable, net................................        197.5
Other assets acquired.......................................        290.6
Separate account assets.....................................      6,838.8
                                                                ---------
  Total assets acquired.....................................     14,834.7
Liabilities:
Policy liabilities..........................................      5,335.3
Deferred tax liability......................................        293.0
Other liabilities...........................................        459.6
Separate accounts...........................................      6,838.8
                                                                ---------
  Total liabilities assumed.................................     12,926.7
Net Assets Acquired.........................................    $ 1,908.0
                                                                ---------

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12 -- Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

Note 2 -- Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS), which is in turn a subsidiary of Manulife Financial Corporation (Manulife). Since April 28, 2004, the Company, John Hancock and JHFS all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2004 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that would be required as a result of the merger with Manulife.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company formerly Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

Investments

At December 31, 2004, the Company classifies its debt and equity investment securities into one category: available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses). Interest income is generally recorded on an accrual basis.

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $ - million and $3.7 million at December 31, 2004 and 2003, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs and value of business acquired.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2004, the Company's DAC was deemed recoverable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2004, the average discount rate was 5.0% for universal life insurance products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, the long-term growth rate assumption was lowered from 9%, to 8%, gross of fees. Second, the average rates were lowered for the next five years from the mid-teens to 13%. Finally, the Company increased certain fee rates on these policies (the variable series trust (VST) fees were increased). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $21.9 million and $33.2 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $104.8 million and $60.0 million for the years ended December 31, 2003, and 2002, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 7 -- Reinsurance below for additional disclosures regarding reinsurance.

Goodwill and Other Intangible Assets

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.0% to 5.0% for life insurance liabilities, and from 4.2% to 6.5% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

Participating Insurance

Participating business represents approximately 4.5% and 4.9% of the Company's life insurance in-force at December 31, 2004 and 2003, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 -- Income Taxes for additional disclosures on this topic.

Cumulative Effect of Accounting Changes

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in an increase in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

Recent Accounting Pronouncements

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities (SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders. Refer to Note 13 -- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Account Changes above for presentation of the impact of adoption.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003 which the Company recorded through net income as a cumulative effect of an accounting change.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued Statement of Financial Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS No.
146). SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted Statement of Financial Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142). SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. In January, 2002, the Company had no goodwill or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. John Hancock charged the Company a service fee of $144.3 million and $161.8 million for the years ended December 31, 2003 and 2002, respectively. As of December 31, 2004 and 2003, respectively, the Company owed John Hancock $15.3 million and $57.4 million related to these services, which is included in other liabilities on the Company's Consolidated Balance Sheets. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. In connection with this agreement, John Hancock transferred to the Company $20.7 million and $42.0 million of cash for the years ended December 31, 2003 and 2002, respectively. This agreement increased the Company's gain from operations by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the gain from operations by $1.2 million in the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $5.0 million and $1.1 million in the years ended December 31, 2003 and 2002, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $111.6 million and $115.6 million as of December 31, 2004 and 2003, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. In connection with the agreement, John Hancock received $0.8 million from the Company for the years ended December 31, 2003 and 2002, respectively. This agreement decreased the Company's gain from operations by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $0.8 million for the years 2003 and 2002.

At December 31, 2004 and 2003, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2004 and 2003, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $11.4 million, $6.0 million and $9.3 million in 2004, 2003 and 2002, respectively. The pension plan prepaid expense allocated to the Company amounted to $84.7 million and $76.4 million at December 31, 2004 and 2003, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $23.5 million for the year ended December 31, 2004 and the reinsurance recoverable was $24.3 million at December 31, 2004. The reinsurance premiums and reinsurance recoverables are included in the Company's Consolidated Balance Sheets and Income Statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses) (in millions):

                                                                                 Period from   Period from
                                                                                   April 29     January 1
                                                                                   through       through
                                                                                 December 31,   April 28,
                                                                                     2004         2004       2003     2002
                                                                                 ------------  -----------  ------   ------
Net Investment Income
Fixed maturities................................................................    $138.1       $ 85.0     $242.3   $201.3
Equity securities...............................................................       0.5          0.3        0.8      0.1
Mortgage loans on real estate...................................................      34.7         19.8       52.4     46.8
Real estate.....................................................................       2.7          0.3        4.6      4.5
Policy loans....................................................................      13.5          6.0       20.3     20.9
Short-term investments..........................................................       0.8          0.2        1.2      1.6
Other...........................................................................       9.9          3.2        6.8      2.5
                                                                                    ------       ------     ------   ------
Gross investment income.........................................................     200.2        114.8      328.4    277.7
 Less investment expenses.......................................................       5.6          1.9       12.1      7.6
                                                                                    ------       ------     ------   ------
 Net investment income..........................................................    $194.6       $112.9     $316.3   $270.1
                                                                                    ======       ======     ======   ======
Net Realized Investment and other Gains (Losses), Net of Related
  Amortization of Deferred Policy Acquisition Costs and Value of the
  Business Acquired
Fixed maturities................................................................    $  2.0       $  4.5     $(10.3)  $(39.9)
Equity securities...............................................................       1.6          0.8        3.6      2.5
Mortgage loans on real estate and real estate to be disposed of.................      (3.3)        (0.7)      (3.2)     0.8
Derivatives and other invested assets...........................................     (24.6)        (8.0)     (20.3)     8.3
Amortization adjustment for deferred policy acquisition costs
  and value of the business acquired............................................       9.0          2.4        5.4      7.5
                                                                                    ------       ------     ------   ------
Net realized investment and other gains (losses), net of related amortization
  of deferred policy acquisition cost and value of business acquired............    $(15.3)      $ (1.0)    $(24.8)  $(20.8)
                                                                                    ======       ======     ======   ======

Gross gains were realized on the sale of available-for-sale and held-to-maturity securities of $9.4 million from April 29 through December 31, 2004, $10.1 million from January 1, 2004 through April 28, 2004, $38.2 million in 2003 and $12.7 million in 2002, and gross losses were realized on the sale of available-for-sale securities of $2.0 million from April 29, 2004 through December 31, 2004, $0.3 million from January 1, 2004 through April 28, 2004, $8.8 million in 2003 and $13.3 million in 2002.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                                             Gross       Gross
                                                                               Amortized   Unrealized  Unrealized   Fair
                                                                                  Cost        Gains      Losses     Value
                                                                               ---------   ----------  ----------  --------
                                                                                              (in millions)
December 31, 2004
Available-for-Sale:
Corporate securities........................................................   $3,258.5      $ 67.4      $ 5.5     $3,320.4
Asset-backed and mortgage-backed securities.................................      771.5         9.0        3.9        776.6
Obligations of states and political subdivisions............................       33.1         0.2        0.1         33.2
Debt securities issued by foreign governments...............................        1.8         0.1          -          1.9
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies.................................................        3.4         0.1          -          3.5
                                                                               --------      ------      -----     --------
Fixed maturities available-for-sale total...................................    4,068.3        76.8        9.5      4,135.6
Equity securities...........................................................       36.6         0.4        0.1         36.9
                                                                               --------      ------      -----     --------
 Total fixed maturities and equity securities available-for-sale............   $4,104.9      $ 77.2      $ 9.6     $4,172.5
                                                                               ========      ======      =====     ========
December 31, 2003
Held-to-Maturity:
Corporate securities........................................................   $   71.0      $  0.3      $ 0.4     $   70.9
Mortgage-backed securities..................................................        7.7         0.2          -          7.9
Obligations of states and political subdivisions............................          -           -          -            -
                                                                               --------      ------      -----     --------
 Total fixed maturities held-to-maturity....................................   $   78.7      $  0.5      $ 0.4     $   78.8
                                                                               ========      ======      =====     ========
Available-for-Sale:
Corporate securities........................................................   $3,080.0      $181.2      $26.3     $3,234.9
Mortgage-backed securities..................................................      502.4        20.9       12.4        510.9
Obligations of states and political subdivisions............................       12.5         0.3          -         12.8
Debt securities issued by foreign governments...............................        2.2         0.3          -          2.5
U.S. Treasury securities and obligations of U.S. government
  corporations and  agencies................................................       24.4         1.4          -         25.8
                                                                               --------      ------      -----     --------
Fixed maturities available-for-sale.........................................    3,621.5       204.1       38.7      3,786.9
Equity securities...........................................................       39.6         2.1          -         41.7
                                                                               --------      ------      -----     --------
 Total fixed maturities and equity securities available-for-sale............   $3,661.1      $206.2      $38.7     $3,828.6
                                                                               ========      ======      =====     ========

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below:

                                                             Amortized    Fair
                                                               Cost       Value
                                                             ---------   --------
                                                                (in millions)
Available-for-Sale:
Due in one year or less..............................        $  226.1    $  226.7
Due after one year through five years................           985.1       993.5
Due after five years through ten years...............         1,316.0     1,348.3
Due after ten years..................................           769.6       790.5
                                                             --------    --------
                                                              3,296.8     3,359.0
Mortgage-backed securities...........................           771.5       776.6
                                                             --------    --------
  Total..............................................        $4,068.3    $4,135.6
                                                             ========    ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a security lending program for the purpose of enhancing income on securities held. The Company had $160.1 million and $212.5 million of securities at fair value on loan to various brokers/dealers at December 31, 2004 and 2003, respectively which were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

Depreciation expense on investment real estate was $1.0 million, $ - million and $ - million, in 2004, 2003, and 2002, respectively. Accumulated depreciation was $2.7 million and $1.7 million at December 31, 2004 and 2003, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 Unrealized Losses on Fixed Maturity Securities

                                                                           As of December 31, 2004
                                                ------------------------------------------------------------------------------------
                                                    Less than 12 months          12 months or more                Total
                                                ---------------------------  ---------------------------  --------------------------
                                                Carrying Value               Carrying Value               Carrying Value
                                                 of Securities                of Securities                of Securities
                                                  with Gross     Unrealized    with Gross     Unrealized    with Gross    Unrealized
                                                Unrealized Loss    Losses    Unrealized Loss    Losses    Unrealized Loss   Losses
                                                ---------------  ----------  ---------------  ----------  --------------- ----------
Description of Securities:
US Treasury obligations and direct
  obligations of U.S. government agencies.....     $   20.0         $0.1            -              -         $   20.0        $0.1
Federal agency mortgage backed securities.....        305.5          3.9            -              -            305.5         3.9
Debt securities issued by foreign
  governments.................................            -            -            -              -                -           -
Corporate bonds...............................        799.1          5.5            -              -            799.1         5.5
                                                   --------         ----          ---            ---         --------        ----
Total, debt securities........................      1,124.6          9.5            -              -          1,124.6         9.5
Common stocks.................................            -          0.1            -              -                -         0.1
                                                   --------         ----          ---            ---         --------        ----
Total.........................................     $1,124.6         $9.6            -              -         $1,124.6        $9.6
                                                   ========         ====          ===            ===         ========        ====

The aging of unrealized losses above reflects the mark to market of the portfolio on April 28, 2004. Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2004 the fixed maturity securities had a total gross unrealized loss of $9.6 million. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. The gross unrealized loss as of December 31, 2004 was largely due to interest rate changes since April 28, 2004.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                              Balance at                                  Balance at
                                              Beginning                                     End of
                                              of Period      Additions     Deductions       Period
                                              ----------     ---------     ----------     ----------
                                                                 (in millions)
April 29 through December 31, 2004
 Mortgage loans on real estate..........         $2.3          $3.3           $2.3           $3.3
 Real estate to be disposed of..........            -             -              -              -
                                                 ----          ----           ----           ----
 Total..................................         $2.3          $3.3           $2.3           $3.3
                                                 ====          ====           ====           ====
January 1 through April 28, 2004........
 Mortgage loans on real estate..........         $2.5             -           $0.2           $2.3
 Real estate to be disposed of..........            -             -              -              -
                                                 ----          ----           ----           ----
 Total..................................         $2.5             -           $0.2           $2.3
                                                 ====          ====           ====           ====
Year ended December 31, 2003............
 Mortgage loans on real estate..........         $2.9          $0.2           $0.6           $2.5
 Real estate to be disposed of..........            -             -              -              -
                                                 ----          ----           ----           ----
 Total..................................         $2.9          $0.2           $0.6           $2.5
                                                 ====          ====           ====           ====
Year ended December 31, 2002............
 Mortgage loans on real estate..........         $5.5             -           $2.6           $2.9
 Real estate to be disposed of..........          0.8             -            0.8              -
                                                 ----          ----           ----           ----
 Total..................................         $6.3             -           $3.4           $2.9
                                                 ====          ====           ====           ====

At December 31, 2004 and 2003, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                                December 31,
                                                                              ---------------
                                                                               2004      2003
                                                                              -----     -----
                                                                                (in millions)
 Impaired mortgage loans on real estate with provision for losses             $11.5     $ 0.8
 Provision for losses....................................................      (3.2)     (0.2)
                                                                              -----     -----
 Net impaired mortgage loans on real estate..............................     $ 8.3     $ 0.6
                                                                              =====     =====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    Years Ended December 31,
                                                    ------------------------
                                                    2004     2003      2002
                                                    ----     ----      ----
                                                        (in millions)
Average recorded investment in impaired
  loans......................................       $6.2     $0.4      $1.2
Interest income recognized on impaired
  loans......................................          -        -         -

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $10.8 million and $11.9 million as of December 31, 2004 and 2003, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                     Years Ended December 31,
                                     ------------------------
                                     2004      2003      2002
                                     ----      ----      ----
                                            (in millions)
Expected................             $1.1      $0.5      $0.3
Actual..................              0.7       0.4       0.2

At December 31, 2004, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                               Carrying Amount                                      Carrying Amount
Collateral Property Type        (in millions)     Geographic Concentration           (in millions)
-------------------------      ---------------    -----------------------------     ---------------
Apartments...............         $  119.3        East North Central............       $  110.8
Hotels...................             22.9        East South Central............           45.2
Industrial...............            131.3        Middle Atlantic...............           94.8
Office buildings.........            192.6        Mountain......................           66.5
Retail...................            256.6        New England...................           85.9
Multi family.............                -        Pacific.......................          254.1
Mixed Use................             74.6        South Atlantic................          289.2
Agricultural.............            238.8        West North Central............           26.9
Other....................             28.9        West South Central............           89.5
                                                  Canada/Other..................            2.1
Allowance for losses.....             (3.2)       Allowance for losses..........           (3.2)
                                  --------                                             --------
Total....................         $1,061.8        Total.........................       $1,061.8
                                  ========                                             ========

Mortgage loans with outstanding principal balances of $5.5 million, and bonds with amortized cost of $10.9 million were non-income producing at December 31, 2004. There was no non-income producing real estate at year ended December 31, 2004.

Note 5 -- Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2004 and 2003 was $2.1 million and $6.3 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2004 and 2003 was $66.2 million and $63.1 million and appears on the consolidated balance sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period December 31, 2003, the Company recognized net losses of $4.0 million related to the ineffective portion of its fair value hedges.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6 -- Income Taxes

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                            April 29    January 1
                                            through      through
                                          December 31,  April 28,
                                              2004        2004     2003    2002
                                          ------------  ---------  -----  ------
                                                      (in millions)
Current taxes:
  Federal...............................      $29.9        $21.8   $25.2  $ (9.8)
  Foreign...............................        0.3          0.1     0.2    (0.2)
                                              -----        -----   -----  ------
                                               30.2         21.9    25.4   (10.0)
Deferred taxes:
  Federal...............................       17.6         (0.2)   30.4    68.4
                                              -----        -----   -----  ------
Total income taxes......................      $47.8        $21.7   $55.8  $ 58.4
                                              =====        =====   =====  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes, cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                                               April 29     January 1
                                                               through       through
                                                             December 31,   April 28,
                                                                 2004         2004       2003     2002
                                                             ------------   ---------   -----    -----
                                                                          (in millions)
Tax at 35%..........................................           $49.4         $23.2      $59.5    $60.6
Add (deduct):
  Prior year taxes..................................             1.2           0.5        1.2      2.2
  Tax credits.......................................            (1.4)         (0.6)      (1.5)    (0.8)
  Foreign taxes.....................................             0.4             -        0.2      0.2
  Tax exempt investment income......................               -             -       (0.3)    (3.6)
  Other.............................................            (1.8)         (1.4)      (3.3)    (0.2)
                                                               -----         -----      -----    -----
   Total income taxes...............................           $47.8         $21.7      $55.8    $58.4
                                                               =====         =====      =====    =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                                -------------
                                                                 2004   2003
                                                                ------ ------
                                                                (in millions)
Deferred tax assets:
Policy reserve adjustments..................................    $137.8 $210.5
Other employee benefits.....................................      17.4   25.5
Book over tax basis of investments..........................      18.0   12.0
Deferred policy acquisition costs...........................      49.4      -
Lease income................................................      16.8      -
Other.......................................................       8.7   12.1
                                                                ------ ------
  Total deferred tax assets.................................     248.1  260.1
                                                                ------ ------
Deferred tax liabilities:
Deferred policy acquisition costs...........................         -  405.2
Depreciation................................................       1.7    2.3
Basis in partnerships.......................................       1.8    0.1
Market discount on bonds....................................       2.7    2.1
Lease income................................................         -  102.9
Unrealized gains............................................      18.0   42.3
Merger expenses.............................................      86.9      -
Value of business acquired..................................     450.9      -
                                                                ------ ------
  Total deferred tax liabilities............................     562.0  554.9
                                                                ------ ------
  Net deferred tax liabilities..............................    $313.9 $294.8
                                                                ====== ======

The Company made income tax payments of $34.6 million, $17.7 million and $27.2 million in 2004, 2003 and 2002, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 -- Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                                             April 29 through  January 1 through
                                                             December 31, 2004  April 28, 2004         2003
                                                             ---------------   ---------------   ---------------
                                                                      Premiums          Premiums         Premiums
                                                             Written   Earned  Written   Earned  Written  Earned
                                                             -------  -------- -------  -------- ------- --------
                                                                                 (in millions)
Direct..................................................     $114.2    $114.8  $ 59.6    $ 58.9  $160.2   $160.2
Ceded...................................................      (64.4)    (64.4)  (33.5)    (33.5)  (93.0)   (93.0)
                                                             ------    ------  ------    ------  ------   ------
Net life premiums.......................................     $ 49.8    $ 50.4  $ 26.1    $ 25.4  $ 67.2   $ 67.2
                                                             ======    ======  ======    ======  ======   ======

                                                                    2002
                                                             -------------------
                                                                        Premiums
                                                             Written     Earned
                                                             -------    --------
Direct.................................................      $105.3      $105.3
Ceded..................................................       (46.8)      (46.8)
                                                             ------      ------
Net life premiums......................................      $ 58.5      $ 58.5
                                                             ======      ======

For the period April 29, 2004 through December 31, 2004, benefits to policyholders under life insurance ceded reinsurance contracts were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million. For the years ended December 31, 2003 and 2002, these ceded benefits were $8.5 million and $7.9 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements refer to Note 3 -- Related Party Transactions.

Note 8 -- Commitments and Contingencies

Commitments

At December 31, 2004, the company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $33.9 million, $36.0 million, $ - million and $79.2 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $149.1 million at December 31, 2004. The majority of these commitments expire in 2005.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Legal Proceedings. The Company is, primarily through its parent the Life Company, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning our compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, we have been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to mutual funds underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices.

We intend to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. We do not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

Note 9 -- Shareholder's Equity

(a)   Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 -- Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2004 and 2003.

(b)   Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                                                                    Accumulated
                                                                                                                       Other
                                                                                                                   Comprehensive
                                                                                                                   Income (Loss)
                                                                                                                   -------------
                                                                                                                   (in millions)
Predecessor Company
Balance at January 1, 2002....................................................................................        $ 12.9
Gross unrealized gains (losses) (net of deferred income tax benefit of $12.9 million).........................          21.4
Reclassification adjustment for gains (losses), realized in net income (net of tax expense of $0.2 million)...          (0.4)
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $6.7 million)........................................................         (12.5)
                                                                                                                      ------
Net unrealized gains (losses).................................................................................           8.5
                                                                                                                      ------
Balance at December 31, 2002..................................................................................        $ 21.4
                                                                                                                      ======
Gross unrealized gains (losses) (net of deferred income tax benefit of $27.4 million).........................          52.2
Reclassification adjustment for gains (losses), realized in net income (net of tax benefit of $10.3 million)            19.1
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $8.2 million)........................................................         (15.1)
                                                                                                                      ------
Net unrealized gains (losses).................................................................................          56.2
                                                                                                                      ------
Balance at December 31, 2003..................................................................................        $ 77.6
                                                                                                                      ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                                Accumulated
                                                                                                   Other
                                                                                               Comprehensive
                                                                                              Income (Losses)
                                                                                              ---------------
Balance at December 31, 2003..............................................................        $ 77.6
Gross unrealized gains (losses) (net of deferred income tax expense of $11.3 million).....         (20.9)
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $(17.3) million).................................          32.1
                                                                                                  ------
Balance at April 28, 2004.................................................................        $ 88.8
                                                                                                  ======
Acquisition by Manulife Financial Corporation:
Sale of shareholders' equity..............................................................        $(88.8)
Company
Balance at April 29, 2004.................................................................             -
Gross unrealized gains (losses) (net of deferred income tax expense of $(23.7) million)           $ 43.9
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $5.7 million)....................................         (10.5)
                                                                                                  ------
Net unrealized gains (losses).............................................................          33.4
                                                                                                  ------
Balance at December 31, 2004..............................................................        $ 33.4
                                                                                                  ======

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                                  2004    2003    2002
                                                                                 ------  ------  ------
                                                                                      (in millions)
Balance, end of year comprises:
  Unrealized investment gains (losses) on:
   Fixed maturities...................................................           $ 67.3  $165.4  $ 62.0
   Equity investments.................................................              0.3     2.1     0.8
   Other..............................................................                -     1.9    (2.4)
                                                                                 ------  ------  ------
Total.................................................................             67.6   169.4    60.4
Amounts of unrealized investment (gains) losses attributable to:
  Deferred policy acquisition cost and value of business acquired.....            (16.2)  (49.5)  (26.2)
  Deferred Federal income taxes.......................................            (18.0)  (42.3)  (12.8)
                                                                                 ------  ------  ------
Total.................................................................            (34.2)  (91.8)  (39.0)
                                                                                 ------  ------  ------
Net unrealized investment gains (losses)..............................           $ 33.4  $ 77.6  $ 21.4
                                                                                 ======  ======  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 -- Shareholder's Equity -- (continued)

(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2004, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                             2004      2003      2002
                                            ------    ------    ------
                                                  (in millions)
Statutory net income....................    $162.2    $ 82.1    $ 52.7
Statutory surplus.......................     810.8     669.4     589.6

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 -- Segment Information

As a result of the merger with Manulife (see Note 1 -- Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated and reconcile segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

Company                                                                                                  Wealth
Period from April 29 through December 31, 2004                                             Protection  Management  Consolidated
-----------------------------------------------------------------------------------------  ----------  ----------  ------------
                                                                                                      (in millions)
Revenues:
Revenues from external customers.........................................................  $   283.2    $   15.8    $   299.0
Net investment income....................................................................      184.4        10.2        194.6
Net realized investment and other gains (losses).........................................      (15.0)       (0.3)       (15.3)
                                                                                           ---------    --------    ---------
Revenues.................................................................................  $   452.6    $   25.7    $   478.3
                                                                                           =========    ========    =========
Net income...............................................................................  $    87.9    $    5.4    $    93.3
                                                                                           =========    ========    =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.....................  $    14.2    $    0.3    $    14.5
Carrying value of investments accounted for by the equity method.........................      291.2        13.5        304.7
Amortization of deferred policy acquisition costs and value of business acquired.........       14.7         7.2         21.9
Income tax expense.......................................................................       47.0         0.8         47.8
Segment assets...........................................................................  $14,451.4    $1,485.1    $15,936.5
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).........................................  $   (23.5)   $   (0.8)   $   (24.3)
Less amortization of deferred policy acquisition costs related and value of business
  acquired related to net realized investment and other gains (losses)...................        8.5         0.5          9.0
                                                                                           ---------    --------    ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired - per consolidated
  statements of income...................................................................  $   (15.0)   $   (0.3)   $   (15.3)
                                                                                           =========    ========    =========

Predecessor Company                                                                                      Wealth
Period from January 1 through April 28, 2004                                               Protection  Management  Consolidated
-----------------------------------------------------------------------------------------  ----------  ----------  ------------
                                                                                                      (in millions)
Revenues:
Revenues from external customers.........................................................  $   149.5    $    8.3    $   157.8
Net investment income....................................................................      106.8         6.1        112.9
Net realized investment and other gains (losses).........................................        0.3        (1.3)        (1.0)
                                                                                           ---------    --------    ---------
Revenues.................................................................................  $   256.6    $   13.1    $   269.7
                                                                                           =========    ========    =========
Net income...............................................................................  $    47.3    $   (5.6)   $    41.7
                                                                                           =========    ========    =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.....................  $     2.0    $    0.1    $     2.1
Amortization of deferred policy acquisition costs and value of business acquired.........       24.2         9.0         33.2
Income tax expense.......................................................................       23.0        (1.3)        21.7
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).........................................  $    (0.9)   $   (2.5)   $    (3.4)
Less amortization of deferred policy acquisition costs and value of the business
  acquired related to the net realized investment and other gains (losses)...............        1.2         1.2          2.4
                                                                                           ---------    --------    ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of the business acquired -- per consolidated
  statements of income...................................................................  $     0.3    $   (1.3)   $    (1.0)
                                                                                           =========    ========    =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Predecessor Company                                                                                      Wealth
Year Ended December 31, 2003                                                               Protection  Management  Consolidated
-----------------------------------------------------------------------------------------  ----------  ----------  ------------
                                                                                                      (in millions)
Revenues:
Revenue from external customers..........................................................  $   408.8    $   26.3     $   435.1
Net investment income....................................................................      302.8        13.5         316.3
Net realized investment and other gains (losses).........................................      (27.0)        2.2         (24.8)
                                                                                           ---------    --------     ---------
Revenues.................................................................................  $   684.6    $   42.0     $   726.6
                                                                                           =========    ========     =========
Net Income:
Net income...............................................................................  $   105.1    $    2.6     $   107.7
                                                                                           =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.....................  $     8.6    $    0.2     $     8.8
Carrying value of investments accounted for by the equity method.........................      103.1         7.4         110.5
Amortization of deferred policy acquisition costs and value of business acquired.........       90.1        14.7         104.8
Income tax expense.......................................................................       55.3         0.5          55.8
Segment assets...........................................................................  $12,256.6    $1,638.8     $13,895.4
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).........................................  $   (34.0)   $    3.8     $   (30.2)
Less amortization of deferred policy acquisition costs and value of business acquired
  related to net realized investment and other gains (losses)............................        7.0        (1.6)          5.4
                                                                                           ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs -- and value of business acquired -- per consolidated
  statements of income...................................................................  $   (27.0)   $    2.2     $   (24.8)
                                                                                           =========    ========     =========

Predecessor Company                                                                                      Wealth
Year Ended December 31, 2002                                                               Protection  Management  Consolidated
-----------------------------------------------------------------------------------------  ----------  ----------  ------------
                                                                                                      (in millions)
Revenues:
Revenue from external customers..........................................................  $   384.2    $   31.6     $   415.8
Net investment income....................................................................      266.8         3.3         270.1
Net realized investment and other gains (losses).........................................      (20.4)       (0.4)        (20.8)
                                                                                           ---------    --------     ---------
Revenues.................................................................................  $   630.6    $   34.5     $   665.1
                                                                                           =========    ========     =========
Net Income:
Net income...............................................................................  $   123.1    $   (8.3)    $   114.8
                                                                                           =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.....................  $     4.2    $      -     $     4.2
Carrying value of investments accounted for by the equity method.........................       50.1         1.7          51.8
Amortization of deferred policy acquisition costs and value of business acquired.........       28.8        31.2          60.0
Income tax expense.......................................................................       65.3        (6.9)         58.4
Segment assets...........................................................................  $10,325.3    $1,516.2     $11,841.5
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).........................................  $   (27.9)   $   (0.4)    $   (28.3)
Less amortization of deferred policy acquisition costs and value business acquired
  related to net realized realized investment and other gains (losses)...................        7.5           -           7.5
                                                                                           ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired -- per consolidated
  statements of income...................................................................  $   (20.4)   $   (0.4)    $   (20.8)
                                                                                           =========    ========     =========

The Company operates only in the United States. The Company has no reportable major customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Credit Chief Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                              December 31,
                                                   -----------------------------------
                                                         2004              2003
                                                   ----------------- -----------------
                                                   Carrying  Fair    Carrying  Fair
                                                    Value    Value    Value    Value
                                                   -------- -------- -------- --------
                                                              (in millions)
Assets:
Fixed maturities:
  Held-to-maturity................................        -        - $   78.7 $   78.8
  Available-for-sale.............................. $4,135.6 $4,135.6  3,786.9  3,786.9
Equity securities:
  Available-for-sale..............................     36.9     36.9     41.7     41.7
Mortgage loans on real estate.....................  1,061.8  1,072.7    883.0    943.4
Policy loans......................................    387.1    387.1    370.9    370.9
Short-term investments............................      0.1      0.1     10.1     10.1
Cash and cash equivalents.........................    100.3    100.3     67.7     67.7
Derivatives:
  Interest rate swap agreements...................      2.0      2.0      4.4      4.4
  Interest rate cap agreements....................      0.1      0.1      1.1      1.1
  Interest rate floor agreements..................     13.2     13.2     12.6     12.6
  Equity collar agreements........................        -        -      0.1      0.1
Liabilities:
Fixed rate deferred and immediate annuities....... $  304.6 $  304.6 $  276.6 $  281.1
Derivatives:
  Interest rate swap agreements...................     61.3     61.3     54.8     54.8
  Credit Default Swaps............................      0.2      0.2        -        -
Commitments.......................................        -    149.1        -    229.7

Note 12 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company will test non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets will be tested only in response to triggering events. The Company will test goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets will be evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments will be recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                  Accumulated
                                Gross Carrying   Amortization    Net Carrying
                                    Amount     and Other Changes    Amount
                                -------------- ----------------- ------------
                                                (in millions)
December 31, 2004
Unamortizable intangible assets
 Goodwill......................    $  410.8              -         $  410.8
 Brand name....................        84.7              -             84.7
Amortizable intangible assets:
 Distribution networks.........       134.4         $ (0.5)           133.9
 VOBA..........................     1,289.4          (26.6)         1,262.8
December 31, 2003
Amortizable intangible assets:
 VOBA..........................    $   25.0         $(22.7)        $    2.3

                                                                                       Period from  Period from
                                                                                         April 29    January 1
                                                                                         through      through
                                                                                       December 31,  April 28,
                                                                                           2004        2004     2003 2002
                                                                                       ------------ ----------- ---- ----
                                                                                                  (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.2 million, $ - million, $ - million and $ -
  million, respectively...............................................................     $0.3           -        -    -
VOBA, net of tax of $3.3 million, $0.1 million, $0.3 million and $0.4 million,
  respectively........................................................................      6.0        $0.2     $0.6 $0.7
                                                                                           ----        ----     ---- ----
Aggregate amortization expense, net of tax of $3.5 million, $0.1 million, $0.3 million
  and $0.4 million, respectively......................................................     $6.3        $0.2     $0.6 $0.7
                                                                                           ====        ====     ==== ====

                                                                                  Tax Effect Net Expense
                                                                                  ---------- -----------
                                                                                      (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2005.............................................................................   $19.8       $36.7
2006.............................................................................    18.2        33.7
2007.............................................................................    16.7        31.0
2008.............................................................................    15.2        28.2
2009.............................................................................    15.1        28.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                      Wealth
                                         Protection Management Consolidated
                                         ---------- ---------- ------------
                                                   (in millions)
Goodwill:
Balance at January 1, 2004..............        -         -            -
Goodwill recognized (1).................   $368.5     $42.3       $410.8
                                           ------     -----       ------
Balance at December 31, 2004............   $368.5     $42.3       $410.8
                                           ======     =====       ======

(1)Goodwill recognized in the purchase transaction with Manulife.

                                                      Wealth
                                         Protection Management Consolidated
                                         ---------- ---------- ------------
                                                   (in millions)
Brand name:
Balance at January 1, 2004..............       -          -           -
Brand name recognized (1)...............   $79.9       $4.8       $84.7
                                           -----       ----       -----
Balance at December 31, 2004............   $79.9       $4.8       $84.7
                                           =====       ====       =====

(1)Brand name recognized in the purchase transaction with Manulife.

Amortizable intangible assets:

                                                      Wealth
                                         Protection Management Consolidated
                                         ---------- ---------- ------------
                                                   (in millions)
Distribution network:
Balance at January 1, 2004..............        -         -            -
Distribution networks recognized (1)....   $131.9      $2.5       $134.4
Amortization............................     (0.5)       --         (0.5)
                                           ------      ----       ------
Balance at December 31, 2004............   $131.4      $2.5       $133.9
                                           ======      ====       ======

(1)Distribution networks recognized in the purchase transaction with Manulife.

                                                      Wealth
                                         Protection Management Consolidated
                                         ---------- ---------- ------------
                                                   (in millions)
VOBA:
Balance at January 1, 2004..............   $ 2.3         -        $ 2.3
Amortization............................    (0.3)        -         (0.3)
Adjustment to unrealized gains on
  securities available for sale.........     5.6         -          5.6
Other adjustments.......................       -         -            -
                                           -----         -        -----
Balance at April 28, 2004...............   $ 7.6         -        $ 7.6
                                           =====         =        =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
                                                                          (in millions)
VOBA:
Balance at April 29, 2004......................................  $    7.6        -      $    7.6
VOBA derecognized (1)..........................................      (7.6)       -          (7.6)
VOBA recognized (2)............................................   1,218.3    $71.1       1,289.4
Amortization...................................................      (2.8)    (6.5)         (9.3)
Adjustment to unrealized gains on securities available for sale     (16.1)    (1.2)        (17.3)
                                                                 --------    -----      --------
Balance at December 31, 2004...................................  $1,199.4    $63.4      $1,262.8
                                                                 ========    =====      ========

(1)   VOBA derecognized in the purchase transaction with Manulife.

(2)   VOBA recognized in the purchase transaction with Manulife.

                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
VOBA:
Balance at January 1, 2003.....................................   $ 6.0         -        $ 6.0
Amortization...................................................    (0.9)        -         (0.9)
Adjustment to unrealized gains on securities available for sale    (2.8)        -         (2.8)
                                                                  -----       ---        -----
Balance at December 31, 2003...................................   $ 2.3         -        $ 2.3
                                                                  =====       ===        =====

Note 13 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2004 and 2003, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2004 and 2003, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                         December 31,   December 31,
                                             2004           2003
                                         ------------   ------------
                                         (in millions, except for age)
Life contracts with guaranteed benefits
In the event of death
 Account values.........................   $6,088.1       $5,513.7
 Net amount at risk related to deposits.      112.3           98.9
 Average attained age of contractholders         44             45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of
(b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2004 and December 31, 2003, the Company had the following variable annuity contracts with guarantees. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation balance minus the current account balance.

                                                                              December 31, December 31,
                                                                                  2004         2003
                                                                              ------------ ------------
                                                                              (in millions, except for
                                                                                 ages and percents)
Return of net deposits
In the event of death
 Account value...............................................................    $274.0       $309.2
 Net amount at risk..........................................................      31.0         40.3
 Average attained age of contractholders.....................................      63.6         62.6
Return of net deposits plus a minimum return
In the event of death
 Account value...............................................................    $135.0       $152.3
 Net amount at risk..........................................................      60.1         57.3
 Average attained age of contractholders.....................................      64.8         63.8
 Guaranteed minimum return rate..............................................         5%           5%
At annuitization
 Account value...............................................................    $ 52.8       $ 52.9
 Net amount at risk..........................................................      10.0            -
 Average attained age of contractholders.....................................        59           58
 Range of guaranteed minimum return rates....................................       4-5%         4-5%
Highest specified anniversary amount value minus withdrawals post anniversary
In the event of death
 Account value...............................................................    $637.2       $754.4
 Net amount at risk..........................................................      94.8        147.4
 Average attained age of contractholders.....................................      62.9         61.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Account balances of variable life and annuity contracts with guarantees were invested in various separate accounts in mutual funds which included foreign and domestic equities and bonds as shown below:

                                          December 31,  December 31,
                                              2004          2003
                                          ------------  ------------
                                               (in millions)
Type of Fund
Domestic Equity -- Growth Funds.........    $1,959.2      $1,729.8
Domestic Bond Funds.....................     1,102.4       1,327.3
Domestic Equity -- Growth & Income Funds     1,592.8       1,505.4
Balanced Investment Funds...............     1,120.8       1,064.8
Domestic Equity -- Value Funds..........       646.0         507.0
International Equity Funds..............       604.0         433.9
International Bond Funds................        66.2          58.3
Hedge Funds.............................        31.1          22.7
                                            --------      --------
 Total..................................    $7,122.5      $6,649.2
                                            ========      ========

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                               Guaranteed     Guaranteed
                                                 Minimum       Minimum
                                              Death Benefit Income Benefit
                                                 (GMDB)         (GMIB)     Totals
                                              ------------- -------------- ------
                                                         (in millions)
Balance at January 1, 2004...................     $22.9          $0.4      $23.3
Incurred guarantee benefits..................       2.9             -        2.9
Fair value adjustment at Manulife acquisition       0.8           0.1        0.9
Paid guarantee benefits......................      (3.7)            -       (3.7)
                                                  -----          ----      -----
Balance at December 31, 2004.................     $22.9          $0.5      $23.4
                                                  =====          ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December, 2004.

      . Data used included 1,000 and 200 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

      . Volatility assumptions depended on mix of investments by contract type and were 19% for annuity and 13.8% for life products.

      . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired
            (VOBA) models which varied by product

      . Mean investment performance assumptions for annuity contracts were 8.67%.

      .     Annuity mortality was assumed to be 100% of the Annuity 2000 table.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

      . Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

      .     Annuity discount rate was 6.5%.

The GMIB liability represents the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization, recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

                          REPORT OF ERNST & YOUNG LLP,
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
John Hancock Variable Annuity Account JF of John Hancock Variable Life
  Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the "Account") (comprising of, respectively, the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC), Fidelity VIP II Overseas Equity (SC), Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series (IC), MFS New Discovery Series
(IC) and MFS Research Series (IC) Sub-accounts) as of December 31, 2004, and the related statements of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Life Account JF at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 2, 2005

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004

                                                         Large Cap                 Financial    International    Health
                                                           Growth     Active Bond  Industries   Equity Index    Sciences
                                                         Subaccount   Subaccount   Subaccount    Subaccount    Subaccount
                                                         -----------  -----------  -----------  -------------  ----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $17,259,053  $34,198,324  $20,759,306   $4,125,473    $2,266,828
 Outside Trust, at value..........................                --           --           --           --            --
                                                         -----------  -----------  -----------   ----------    ----------
Total Assets......................................       $17,259,053  $34,198,324  $20,759,306   $4,125,473    $2,266,828
                                                         ===========  ===========  ===========   ==========    ==========
Net Assets:
Contracts in accumulation.........................       $17,259,053  $34,198,324  $20,754,849   $4,125,473    $2,266,828
Contracts in payout (annuitization) period........                                       4,457
                                                         -----------  -----------  -----------   ----------    ----------
Total net assets..................................       $17,259,053  $34,198,324  $20,759,306   $4,125,473    $2,266,828
                                                         ===========  ===========  ===========   ==========    ==========
Units outstanding.................................         2,329,572    2,844,396    1,338,504      365,878       206,514
                                                         ===========  ===========  ===========   ==========    ==========
Unit value (in accumulation)......................       $      7.41  $     12.02  $     15.51   $    11.28    $    10.98
                                                         ===========  ===========  ===========   ==========    ==========

                                                          Earnings    Large Cap    Fundamental                  Mid Cap
                                                           Growth       Value         Value     Money Market     Growth
                                                         Subaccount   Subaccount   Subaccount    Subaccount    Subaccount
                                                         ----------   -----------  -----------  ------------   ----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $5,655,817   $13,472,143  $22,766,308  $ 29,537,327   $7,892,023
 Outside Trust, at value..........................               --            --           --            --           --
                                                         ----------   -----------  -----------  ------------   ----------
Total Assets......................................       $5,655,817   $13,472,143  $22,766,308  $ 29,537,327   $7,892,023
                                                         ==========   ===========  ===========  ============   ==========
Net Assets:
Contracts in accumulation.........................       $5,655,817   $13,472,143  $22,742,760  $ 29,443,025   $7,892,023
Contracts in payout (annuitization) period........                                      23,548        94,302
                                                         ----------   -----------  -----------  ------------   ----------
Total net assets..................................       $5,655,817   $13,472,143  $22,766,308  $ 29,537,327   $7,892,023
                                                         ==========   ===========  ===========  ============   ==========
Units outstanding.................................        1,448,206       981,483    1,792,947     2,907,869      304,667
                                                         ==========   ===========  ===========  ============   ==========
Unit value (in accumulation)......................       $     3.91   $     13.73  $     12.70  $      10.16   $    25.90
                                                         ==========   ===========  ===========  ============   ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

                                                                       Mid Cap    Small Cap    Real Estate   Growth &
                                                         Bond Index    Value B      Value        Equity       Income
                                                         Subaccount   Subaccount  Subaccount   Subaccount   Subaccount
                                                         -----------  ----------  -----------  -----------  -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $12,976,851  $9,213,099  $16,062,783  $8,205,446   $40,779,063
 Outside Trust, at value..........................                --          --           --          --            --
                                                         -----------  ----------  -----------  ----------   -----------
Total Assets......................................       $12,976,851  $9,213,099  $16,062,783  $8,205,446   $40,779,063
                                                         ===========  ==========  ===========  ==========   ===========
Net Assets:
Contracts in accumulation.........................       $12,976,851  $9,213,099  $16,062,783  $8,205,446   $40,758,845
Contracts in payout (annuitization) period........                --          --           --          --        20,218
                                                         -----------  ----------  -----------  ----------   -----------
Total net assets..................................       $12,976,851  $9,213,099  $16,062,783  $8,205,446   $40,779,063
                                                         ===========  ==========  ===========  ==========   ===========
Units outstanding.................................         1,004,622     502,358      631,309     390,893     5,301,935
                                                         ===========  ==========  ===========  ==========   ===========
Unit value (in accumulation)......................       $     12.92  $    18.34  $     25.44  $    20.99   $      7.69
                                                         ===========  ==========  ===========  ==========   ===========

                                                                                                  Small Cap
                                                                      Total Return  Short-Term    Emerging     Overseas
                                                           Managed        Bond         Bond        Growth      Equity B
                                                         Subaccount    Subaccount   Subaccount   Subaccount   Subaccount
                                                         -----------  ------------  -----------  -----------  -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $14,255,636   $1,641,387   $15,562,910  $12,148,039  $11,687,262
 Outside Trust, at value..........................                --           --            --           --           --
                                                         -----------   ----------   -----------  -----------  -----------
Total Assets......................................       $14,255,636   $1,641,387   $15,562,910  $12,148,039  $11,687,262
                                                         ===========   ==========   ===========  ===========  ===========
Net Assets:
Contracts in accumulation.........................       $14,255,636   $1,641,387   $15,562,910  $12,148,039  $11,687,262
Contracts in payout (annuitization) period........                --           --            --           --           --
                                                         -----------   ----------   -----------  -----------  -----------
Total net assets..................................       $14,255,636   $1,641,387   $15,562,910  $12,148,039  $11,687,262
                                                         ===========   ==========   ===========  ===========  ===========
Units outstanding.................................         1,417,207      156,647     1,034,306    1,351,079    1,212,582
                                                         ===========   ==========   ===========  ===========  ===========
Unit value (in accumulation)......................       $     10.06   $    10.48   $     15.05  $      8.99  $      9.64
                                                         ===========   ==========   ===========  ===========  ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

                                                                                                  AIM V.I.     AIM V.I.
                                                                                                  Premier       Capital
                                                                        High Yield                 Equity     Development
                                                          Equity Index     Bond     Global Bond   Series 1     Series 2
                                                           Subaccount   Subaccount  Subaccount   Subaccount   Subaccount
                                                          ------------  ----------  -----------  -----------  -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...        $23,942,644   $9,340,249  $4,054,163   $        --   $     --
 Outside Trust, at value..........................                 --           --          --    21,307,537    576,704
                                                          -----------   ----------  ----------   -----------   --------
Total Assets......................................        $23,942,644   $9,340,249  $4,054,163   $21,307,537   $576,704
                                                          ===========   ==========  ==========   ===========   ========
Net Assets:
Contracts in accumulation.........................        $23,884,163   $9,340,249  $4,054,163   $21,307,537   $576,704
Contracts in payout (annuitization) period........             58,481
                                                          -----------   ----------  ----------   -----------   --------
Total net assets..................................        $23,942,644   $9,340,249  $4,054,163   $21,307,537   $576,704
                                                          ===========   ==========  ==========   ===========   ========
Units outstanding.................................          1,317,683      883,672     267,790     2,797,737     50,994
                                                          ===========   ==========  ==========   ===========   ========
Unit value (in accumulation)......................        $     18.17   $    10.57  $    15.14   $      7.62   $  11.31
                                                          ===========   ==========  ==========   ===========   ========

                                                                                      Fidelity VIP II  Janus Aspen   Janus Aspen
                                                       Fidelity VIP II  Fidelity VIP     Overseas       Worldwide       Global
                                                       Contrafund (SC)  Growth (SC)     Equity (SC)    Growth (SC)  Technology (SC)
                                                         Subaccount      Subaccount     Subaccount     Subaccount     Subaccount
                                                       ---------------  ------------  ---------------  -----------  ---------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $        --    $        --     $       --     $       --      $     --
 Outside Trust, at value..........................        20,655,928     15,699,553      7,193,930      1,701,775       214,338
                                                         -----------    -----------     ----------     ----------      --------
Total Assets......................................       $20,655,928    $15,699,553     $7,193,930     $1,701,775      $214,338
                                                         ===========    ===========     ==========     ==========      ========
Net Assets:
Contracts in accumulation.........................       $20,655,928    $15,699,553     $7,193,930     $1,701,775      $     --
Contracts in payout (annuitization) period........
                                                         -----------    -----------     ----------     ----------      --------
Total net assets..................................       $20,655,928    $15,699,553     $7,193,930     $1,701,775      $214,338
                                                         ===========    ===========     ==========     ==========      ========
Units outstanding.................................         1,728,187      1,982,785        744,433        266,425        15,826
                                                         ===========    ===========     ==========     ==========      ========
Unit value (in accumulation)......................       $     11.95    $      7.92     $     9.66     $     6.39      $  13.54
                                                         ===========    ===========     ==========     ==========      ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

                                                                             MFS New
                                                           MFS Growth       Discovery   MFS Research
                                                        Stock Series (IC)  Series (IC)  Series (IC)
                                                           Subaccount      Subaccount    Subaccount
                                                        -----------------  -----------  ------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...         $       --      $       --    $       --
 Outside Trust, at value..........................          8,177,382       5,021,397     6,518,143
                                                           ----------      ----------    ----------
Total Assets......................................         $8,177,382      $5,021,397    $6,518,143
                                                           ==========      ==========    ==========
Net Assets:
Contracts in accumulation.........................         $8,177,382      $5,021,397    $6,518,143
Contracts in payout (annuitization) period........
                                                           ----------      ----------    ----------
Total net assets..................................         $8,177,382      $5,021,397    $6,518,143
                                                           ==========      ==========    ==========
Units outstanding.................................          1,016,691         386,441       716,255
                                                           ==========      ==========    ==========
Unit value (in accumulation)......................         $     8.04      $    12.99    $     9.10
                                                           ==========      ==========    ==========

See accompanying notes.

                   JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            STATEMENT OF OPERATIONS

                               December 31, 2004


                                                                  Large Cap                Financial    International    Health
                                                                    Growth    Active Bond  Industries   Equity Index    Sciences
                                                                  Subaccount  Subaccount   Subaccount    Subaccount    Subaccount
                                                                  ----------  -----------  ----------   -------------  ----------
Investment Income:
Distributions received from the net investment income of
  the underlying portfolio.................................       $  103,867  $1,217,195   $  238,506     $ 79,237      $     --
                                                                  ----------  ----------   ----------     --------      --------
Total Investment Income....................................          103,867   1,217,195      238,506       79,237            --
Expenses:
 Mortality & expense risk..................................           94,202     447,686      261,965       44,038        27,433
                                                                  ----------  ----------   ----------     --------      --------
Net investment income (loss)...............................            9,665     769,509      (23,459)      35,199       (27,433)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares..........          145,075      75,352      753,569      142,482        29,226
 Distributions received from realized capital gains of
   the underlying portfolio................................               --     456,335           --           --            --
                                                                  ----------  ----------   ----------     --------      --------
Realized gain (loss).......................................          145,075     531,687      753,569      142,482        29,226
Change in unrealized appreciation (depreciation) during
  the year.................................................          899,477    (116,684)     706,525      458,585       201,999
                                                                  ----------  ----------   ----------     --------      --------
Net increase (decrease) in net assets resulting from
  operations...............................................       $1,054,217  $1,184,512   $1,436,635     $636,266      $203,792
                                                                  ==========  ==========   ==========     ========      ========


                                                                   Earnings   Large Cap   Fundamental                 Mid Cap
                                                                    Growth      Value        Value     Money Market    Growth
                                                                  Subaccount  Subaccount  Subaccount    Subaccount   Subaccount
                                                                  ----------  ----------  -----------  ------------  ----------
Investment Income:
Distributions received from the net investment income of
  the underlying portfolio.................................       $  43,847   $  198,234  $  209,474     $367,981     $     --
                                                                  ---------   ----------  ----------     --------     --------
Total Investment Income....................................          43,847      198,234     209,474      367,981           --
Expenses:
 Mortality & expense risk..................................          74,551      153,293     156,587      432,574       94,679
                                                                  ---------   ----------  ----------     --------     --------
Net investment income (loss)...............................         (30,704)      44,941      52,887      (64,593)     (94,679)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares..........        (873,338)     136,461      87,973           --      155,242
 Distributions received from realized capital gains of
   the underlying portfolio................................              --      376,392          --           --      713,644
                                                                  ---------   ----------  ----------     --------     --------
Realized gain (loss).......................................        (873,338)     512,853      87,973           --      868,886
Change in unrealized appreciation (depreciation) during
  the year.................................................         973,740    1,049,738   2,264,056           --      (51,738)
                                                                  ---------   ----------  ----------     --------     --------
Net increase (decrease) in net assets resulting from
  operations...............................................       $  69,698   $1,607,532  $2,404,916     $(64,593)    $722,469
                                                                  =========   ==========  ==========     ========     ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

                                                                              Mid Cap     Small Cap    Real Estate   Growth &
                                                                 Bond Index   Value B       Value        Equity       Income
                                                                 Subaccount  Subaccount   Subaccount   Subaccount   Subaccount
                                                                 ----------  ----------   ----------   -----------  ----------
Investment Income:
Distributions received from the net investment income of
  the underlying portfolio.................................      $ 636,738   $   28,068   $  128,465   $  151,660   $  442,318
                                                                 ---------   ----------   ----------   ----------   ----------
Total Investment Income....................................        636,738       28,068      128,465      151,660      442,318
Expenses:
 Mortality & expense risk..................................        175,376       84,253      181,512       86,220      506,961
                                                                 ---------   ----------   ----------   ----------   ----------
Net investment income (loss)...............................        461,362      (56,185)     (53,047)      65,440      (64,643)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares..........         42,509      188,592      799,543      387,753      (22,940)
 Distributions received from realized capital gains of
   the underlying portfolio................................         23,231      922,464      921,410      628,107           --
                                                                 ---------   ----------   ----------   ----------   ----------
Realized gain (loss).......................................         65,740    1,111,056    1,720,953    1,015,860      (22,940)
Change in unrealized appreciation (depreciation) during
  the year.................................................       (153,659)     170,748    1,509,782    1,090,734    3,744,874
                                                                 ---------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting from
  operations...............................................      $ 373,443   $1,225,619   $3,177,688   $2,172,034   $3,657,291
                                                                 =========   ==========   ==========   ==========   ==========

                                                                                                       Small Cap
                                                                             Total Return  Short-Term   Emerging     Overseas
                                                                  Managed        Bond         Bond       Growth      Equity B
                                                                 Subaccount   Subaccount   Subaccount  Subaccount   Subaccount
                                                                 ----------  ------------  ----------  ----------   ----------
Investment Income:
Distributions received from the net investment income of
  the underlying portfolio.................................       $268,963     $36,782     $ 489,792   $       --    $ 32,615
                                                                  --------     -------     ---------   ----------    --------
Total Investment Income....................................        268,963      36,782       489,792           --      32,615
Expenses:
 Mortality & expense risk..................................        178,577      19,258       206,760       40,058      79,618
                                                                  --------     -------     ---------   ----------    --------
Net investment income (loss)...............................         90,386      17,524       283,032      (40,058)    (47,003)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares..........           (759)     20,330       (33,707)      51,756     253,524
 Distributions received from realized capital gains of
   the underlying portfolio................................             --      20,291            --           --          --
                                                                  --------     -------     ---------   ----------    --------
Realized gain (loss).......................................           (759)     40,621       (33,707)      51,756     253,524
Change in unrealized appreciation (depreciation) during
  the year.................................................        838,510      (2,847)     (219,488)   1,073,195     791,699
                                                                  --------     -------     ---------   ----------    --------
Net increase (decrease) in net assets resulting from
  operations...............................................       $928,137     $55,298     $  29,837   $1,084,893    $998,220
                                                                  ========     =======     =========   ==========    ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

                                                                                                       AIM V.I.    AIM V.I.
                                                                                                       Premier      Capital
                                                                            High Yield                  Equity    Development
                                                              Equity Index     Bond     Global Bond    Series 1    Series 2
                                                               Subaccount   Subaccount  Subaccount    Subaccount  Subaccount
                                                              ------------  ----------  -----------  -----------  -----------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio....................       $  427,241   $ 622,480    $232,638    $    96,697    $    --
                                                               ----------   ---------    --------    -----------    -------
Total Investment Income.................................          427,241     622,480     232,638         96,697         --
Expenses:
 Mortality & expense risk...............................          297,134     117,838      49,882        273,737      6,282
                                                               ----------   ---------    --------    -----------    -------
Net investment income (loss)............................          130,107     504,642     182,756       (177,040)    (6,282)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.......         (531,841)   (301,358)     93,502     (2,130,126)    31,127
 Distributions received from realized capital gains
   of the underlying portfolio..........................               --          --          --             --         --
                                                               ----------   ---------    --------    -----------    -------
Realized gain (loss)....................................         (531,841)   (301,358)     93,502     (2,130,126)    31,127
Change in unrealized appreciation (depreciation)
  during the year.......................................        2,454,222     414,030      41,997      3,179,758     43,326
                                                               ----------   ---------    --------    -----------    -------
Net increase (decrease) in net assets resulting from
  operations............................................       $2,052,488   $ 617,314    $318,255    $   872,592    $68,171
                                                               ==========   =========    ========    ===========    =======

                                                                                      Fidelity VIP II  Janus Aspen    Janus Aspen
                                                       Fidelity VIP II  Fidelity VIP     Overseas       Worldwide       Global
                                                       Contrafund (SC)  Growth (SC)     Equity (SC)    Growth (SC)  Technology (SC)
                                                         Subaccount      Subaccount     Subaccount     Subaccount     Subaccount
                                                       ---------------  ------------  ---------------  -----------  ---------------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio.................    $   50,019     $    28,401       $ 75,389       $ 15,450       $     --
                                                         ----------     -----------       --------       --------       --------
Total Investment Income..............................        50,019          28,401         75,389         15,450             --
Expenses:
 Mortality & expense risk............................       242,741         205,930         85,627         22,087          3,863
                                                         ----------     -----------       --------       --------       --------
Net investment income (loss).........................      (192,722)       (177,529)       (10,238)        (6,637)        (3,863)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares....       (65,990)     (1,909,144)       141,670        (18,840)        39,992
 Distributions received from realized capital
   gains of the underlying portfolio.................            --              --             --             --             --
                                                         ----------     -----------       --------       --------       --------
Realized gain (loss).................................       (65,990)     (1,909,144)       141,670        (18,840)        39,992
Change in unrealized appreciation (depreciation)
  during the year....................................     2,812,311       2,357,007        649,392         69,158        (55,823)
                                                         ----------     -----------       --------       --------       --------
Net increase (decrease) in net assets resulting
  from operations....................................    $2,553,599     $   270,334       $780,824       $ 43,681       $(19,694)
                                                         ==========     ===========       ========       ========       ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

                                                                                        MFS New
                                                                     MFS Growth        Discovery    MFS Research
                                                                  Stock Series (IC)   Series (IC)   Series (IC)
                                                                     Subaccount       Subaccount     Subaccount
                                                                  -----------------   -----------   ------------
Investment Income:
Distributions received from the net investment income of
  the underlying portfolio.....................................      $       --        $      --     $   67,158
                                                                     ----------        ---------     ----------
Total Investment Income........................................              --               --         67,158
Expenses:
 Mortality & expense risk......................................         100,438           63,982         77,933
                                                                     ----------        ---------     ----------
Net investment income (loss)...................................        (100,438)         (63,982)       (10,775)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares..............        (729,429)        (225,545)      (624,588)
 Distributions received from realized capital gains of
   the underlying portfolio....................................              --               --             --
                                                                     ----------        ---------     ----------
Realized gain (loss)...........................................        (729,429)        (225,545)      (624,588)
Change in unrealized appreciation (depreciation) during
  the year.....................................................       1,427,211          517,542      1,481,381
                                                                     ----------        ---------     ----------
Net increase (decrease) in net assets resulting
  from operations..............................................      $  597,344        $ 228,015     $  846,018
                                                                     ==========        =========     ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                       STATEMENT OF CHANGES IN NET ASSETS

                        For the years ended December 31,

                                                                    Large Cap Growth              Active Bond
                                                                       Subaccount                 Subaccount
                                                                ------------------------   -------------------------
                                                                    2004       2003/(a)/       2004          2003
                                                                -----------   ----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $     9,665   $  (35,918)  $   769,509   $ 1,151,336
 Realized gain (loss)........................................       145,075     (233,405)      531,687     1,189,834
 change in unrealized appreciation (depreciation) during
   the year..................................................       899,477    1,233,085      (116,684)     (811,710)
                                                                -----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     1,054,217      963,762     1,184,512     1,529,460
Contract transactions:
 Net payments received from contract owners..................        18,774      315,624       176,212     1,274,174
 Net transfers for contract benefits and terminations........    (1,093,640)    (477,657)   (5,072,526)   (4,627,991)
 Net transfers between subaccounts...........................    11,660,200    3,273,905      (447,127)   17,436,757
                                                                -----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................    10,585,334    3,111,872    (5,343,441)   14,082,940
                                                                -----------   ----------   -----------   -----------
Net increase (decrease) in net assets........................    11,639,551    4,075,634    (4,158,929)   15,612,400
Net assets at the beginning of the year......................     5,619,502    1,543,868    38,357,253    22,744,853
                                                                -----------   ----------   -----------   -----------
Net assets at the end of the year............................   $17,259,053   $5,619,502   $34,198,324   $38,357,253
                                                                ===========   ==========   ===========   ===========

                                                               Financial Industries      International Equity Index
                                                                    Subaccount                   Subaccount
                                                             -------------------------   --------------------------
                                                                 2004       2003/(a)/       2004         2003/(a)/
                                                             -----------   -----------   -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................   $   (23,459)  $    23,647   $    35,199   $     35,356
 Realized gain (loss).....................................       753,569       (44,108)      142,482         (1,048)
 Change in unrealized appreciation (depreciation)
   during the year........................................       706,525     4,705,035       458,585        871,901
                                                             -----------   -----------   -----------   ------------
Net increase (decrease) in net assets resulting from
  operations..............................................     1,436,635     4,684,574       636,266        906,209
Contract transactions:
 Net payments received from contract owners...............        26,637        82,109         4,981         29,236
 Net transfers for contract benefits and terminations.....    (2,752,955)    2,511,734      (263,742)      (156,412)
 Net transfers between subaccounts........................      (412,172)     (925,770)      342,911      2,381,687
                                                             -----------   -----------   -----------   ------------
Net increase (decrease) in net assets resulting from
  contract transactions...................................    (3,138,490)   (3,355,395)       84,150      2,254,511
                                                             -----------   -----------   -----------   ------------
Net increase (decrease) in net assets.....................    (1,701,855)    1,329,179       720,416      3,160,720
Net assets at the beginning of the year...................    22,461,161    21,131,982     3,405,057        244,337
                                                             -----------   -----------   -----------   ------------
Net assets at the end of the year.........................   $20,759,306   $22,461,161   $ 4,125,473   $  3,405,057
                                                             ===========   ===========   ===========   ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                        For the years ended December 31,

                                                                    Health Sciences            Earnings Growth
                                                                      Subaccount                 Subaccount
                                                                -----------------------   ------------------------
                                                                   2004      2003/(a)/       2004       2003/(a)/
                                                                ----------   ----------   ----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $  (27,433)  $  (17,652)  $  (30,704)  $   (69,302)
 Realized gain (loss)........................................       29,226      (37,554)    (873,338)   (1,278,758)
 Change in unrealized appreciation (depreciation) during
   the year..................................................      201,999      526,252      973,740     2,595,020
                                                                ----------   ----------   ----------   -----------
Net increase (decrease) in net assets resulting from
  operations.................................................      203,792      471,046       69,698     1,246,960
Contract transactions:
 Net payments received from contract owners..................        8,494      215,546          747       174,596
 Net transfers for contract benefits and terminations........     (103,511)    (238,109)    (604,696)     (553,184)
 Net transfers between subaccounts...........................       12,670      325,130     (299,761)      151,393
                                                                ----------   ----------   ----------   -----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................      (82,347)     302,567     (903,710)     (227,195)
                                                                ----------   ----------   ----------   -----------
Net increase (decrease) in net assets........................      121,445      773,613     (834,012)    1,019,765
Net assets at the beginning of the year......................    2,145,383    1,371,770    6,489,829     5,470,064
                                                                ----------   ----------   ----------   -----------
Net assets at the end of the year............................   $2,266,828   $2,145,383   $5,655,817   $ 6,489,829
                                                                ==========   ==========   ==========   ===========

                                                                  Large Cap Value            Fundamental Value
                                                                    Subaccount                  Subaccount
                                                             -------------------------   -------------------------
                                                                 2004         2003          2004        2003/(a)/
                                                             -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................   $    44,941   $    62,186   $    52,887   $    15,233
 Realized gain (loss).....................................       512,853         3,398        87,973      (293,505)
 Change in unrealized appreciation (depreciation)
   during the year........................................     1,049,738     1,957,765     2,264,056     2,477,525
                                                             -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations..............................................     1,607,532     2,023,349     2,404,916     2,199,253
Contract transactions:
 Net payments received from contract owners...............       113,627       453,536        (2,321)      407,996
 Net transfers for contract benefits and terminations.....    (1,688,408)     (877,147)   (1,773,963)     (894,031)
 Net transfers between subaccounts........................     2,045,860     2,654,365    11,478,988     1,063,812
                                                             -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
  from contract transactions..............................       471,079     2,230,754     9,702,704       577,777
                                                             -----------   -----------   -----------   -----------
Net increase (decrease) in net assets.....................     2,078,611     4,254,103    12,107,620     2,777,030
Net assets at the beginning of the year...................    11,393,532     7,139,429    10,658,688     7,881,658
                                                             -----------   -----------   -----------   -----------
Net assets at the end of the year.........................   $13,472,143   $11,393,532   $22,766,308   $10,658,688
                                                             ===========   ===========   ===========   ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                        For the years ended December 31,

                                                                       Money Market              Mid Cap Growth
                                                                        Subaccount                 Subaccount
                                                                --------------------------   -----------------------
                                                                    2004          2003          2004         2003
                                                                -----------   ------------   ----------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   (64,593)  $   (136,248)  $  (94,679)  $  (73,164)
 Realized gain (loss)........................................            --             --      868,886      434,875
 Change in unrealized appreciation (depreciation) during
   the year..................................................            --             --      (51,738)   1,875,875
                                                                -----------   ------------   ----------   ----------
Net increase (decrease) in net assets resulting from
  operations.................................................       (64,593)      (136,248)     722,469    2,237,586
Contract transactions:
 Net payments received from contract owners..................       483,360      1,649,052       81,300      382,414
 Net transfers for contract benefits and terminations........    (9,258,865)   (23,023,403)    (535,993)    (659,667)
 Net transfers between subaccounts...........................      (485,579)     3,261,670      (36,805)   1,048,788
                                                                -----------   ------------   ----------   ----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................    (9,261,084)   (18,112,681)    (491,498)     771,535
                                                                -----------   ------------   ----------   ----------
Net increase (decrease) in net assets........................    (9,325,677)   (18,248,929)     230,971    3,009,121
Net assets at the beginning of the year......................    38,863,004     57,111,933    7,661,052    4,651,931
                                                                -----------   ------------   ----------   ----------
Net assets at the end of the year............................   $29,537,327   $ 38,863,004   $7,892,023   $7,661,052
                                                                ===========   ============   ==========   ==========

                                                                       Bond Index               Mid Cap Value B
                                                                       Subaccount                 Subaccount
                                                                -------------------------   -----------------------
                                                                    2004       2003/(a)/       2004       2003/(a)/
                                                                -----------   -----------   ----------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   461,362   $   494,204   $  (56,185)  $  116,806
 Realized gain (loss)........................................        65,740       230,123    1,111,056      203,925
 Change in unrealized appreciation (depreciation) during
   the year..................................................      (153,659)     (381,961)     170,748    1,379,083
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting from
  operations.................................................       373,443       342,366    1,225,619    1,699,814
Contract transactions:
 Net payments received from contract owners..................        32,620       184,611       38,038      134,153
 Net transfers for contract benefits and terminations........    (1,868,117)   (2,154,204)    (533,557)    (413,382)
 Net transfers between subaccounts...........................    (1,286,881)    3,317,186    2,802,140      489,084
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................    (3,122,378)    1,347,593    2,306,621      209,855
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets........................    (2,748,935)    1,689,959    3,532,240    1,909,669
Net assets at the beginning of the year......................    15,725,786    14,035,827    5,680,859    3,771,190
                                                                -----------   -----------   ----------   ----------
Net assets at the end of the year............................   $12,976,851   $15,725,786   $9,213,099   $5,680,859
                                                                ===========   ===========   ==========   ==========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                        For the years ended December 31,

                                                                     Small Cap Value          Real Estate Equity
                                                                       Subaccount                 Subaccount
                                                                -------------------------   -----------------------
                                                                    2004         2003          2004       2003/(a)/
                                                                -----------   -----------   ----------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   (53,047)  $   (69,356)  $   65,440   $  110,639
 Realized gain (loss)........................................     1,720,953       731,112    1,015,860      256,038
 Change in unrealized appreciation (depreciation) during
   the year..................................................     1,509,782     3,044,749    1,090,734    1,242,349
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting from
  operations.................................................     3,177,688     3,706,505    2,172,034    1,609,026
Contract transactions:
 Net payments received from contract owners..................        65,639       406,176       22,755      382,105
 Net transfers for contract benefits and terminations........    (1,384,960)   (1,130,932)    (937,177)    (292,517)
 Net transfers between subaccounts...........................       133,673       891,582      388,386      839,290
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................    (1,185,648)      166,826     (526,036)     928,878
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets........................     1,992,040     3,873,331    1,645,998    2,537,904
Net assets at the beginning of the year......................    14,070,743    10,197,412    6,559,448    4,021,544
                                                                -----------   -----------   ----------   ----------
Net assets at the end of the year............................   $16,062,783   $14,070,743   $8,205,446   $6,559,448
                                                                ===========   ===========   ==========   ==========

                                                                     Growth & Income                  Managed
                                                                       Subaccount                   Subaccount
                                                                -------------------------    -------------------------
                                                                    2004       2003/(a)/         2004       2003/(a)/
                                                                -----------   -----------    -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   (64,643)  $   (83,795)   $    90,386   $   272,582
 Realized gain (loss)........................................       (22,940)   (1,080,390)          (759)     (217,847)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     3,744,874     9,054,219        838,510     2,077,906
                                                                -----------   -----------    -----------   -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     3,657,291     7,890,034        928,137     2,132,641
Contract transactions:
 Net payments received from contract owners..................       145,229       413,601         69,258       656,792
 Net transfers for contract benefits and terminations........    (5,535,060)   (3,280,414)    (1,734,780)   (1,745,088)
 Net transfers between subaccounts...........................      (198,156)   20,026,897        359,772     2,261,083
                                                                -----------   -----------    -----------   -----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................    (5,587,987)   17,160,084     (1,305,750)    1,172,787
                                                                -----------   -----------    -----------   -----------
Net increase (decrease) in net assets........................    (1,930,696)   25,050,118       (377,613)    3,305,428
Net assets at the beginning of the year......................    42,709,759    17,659,641     14,633,249    11,327,821
                                                                -----------   -----------    -----------   -----------
Net assets at the end of the year............................   $40,779,063   $42,709,759    $14,255,636   $14,633,249
                                                                ===========   ===========    ===========   ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                        For the years ended December 31,

                                                                       Total Return Bond               Short-Term Bond
                                                                          Subaccount                     Subaccount
                                                                -------------------------------   -------------------------
                                                                                Period from
                                                                             May 1, 2003 (*) to
                                                                   2004      December 31, 2003        2004       2003/(a)/
                                                                ----------   ------------------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   17,524       $    3,837       $   283,032   $   379,206
 Realized gain (loss)........................................       40,621            6,315           (33,707)       55,404
 Change in unrealized appreciation (depreciation) during
   the year..................................................       (2,847)           9,552          (219,488)     (197,562)
                                                                ----------       ----------       -----------   -----------
Net increase (decrease) in net assets resulting from
  operations.................................................       55,298           19,704            29,837       237,048
Contract transactions:
 Net payments received from contract owners..................       (3,762)         144,985            19,660       833,911
 Net transfers for contract benefits and terminations........      (88,479)          (7,252)       (2,084,504)   (2,942,268)
 Net transfers between subaccounts...........................       87,778        1,433,115          (368,084)    6,242,918
                                                                ----------       ----------       -----------   -----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................       (4,463)       1,570,848        (2,432,928)    4,134,561
                                                                ----------       ----------       -----------   -----------
Net increase (decrease) in net assets........................       50,835        1,590,552        (2,403,091)    4,371,609
Net assets at the beginning of the year......................    1,590,552                0        17,966,001    13,594,392
                                                                ----------       ----------       -----------   -----------
Net assets at the end of the year............................   $1,641,387       $1,590,552       $15,562,910   $17,966,001
                                                                ==========       ==========       ===========   ===========

                                                                Small Cap Emerging Growth      Overseas Equity B
                                                                       Subaccount                  Subaccount
                                                                -------------------------   ------------------------
                                                                    2004       2003/(a)/        2004       2003/(a)/
                                                                -----------   -----------   -----------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   (40,058)  $  (14,671)   $   (47,003)  $    9,043
 Realized gain (loss)........................................        51,756      (74,751)       253,524      (14,560)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     1,073,195      566,435        791,699    1,212,943
                                                                -----------   ----------    -----------   ----------
Net increase (decrease) in net assets resulting from
  operations.................................................     1,084,893      477,013        998,220    1,207,426
Contract transactions:
 Net payments received from contract owners..................        (1,295)      49,012         22,684      279,019
 Net transfers for contract benefits and terminations........      (443,125)    (103,854)      (627,978)    (257,018)
 Net transfers between subaccounts...........................    10,040,596       80,255      5,926,462    1,148,258
                                                                -----------   ----------    -----------   ----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................     9,596,176       25,413      5,321,168    1,170,059
                                                                -----------   ----------    -----------   ----------
Net increase (decrease) in net assets........................    10,681,069      502,426      6,319,388    2,377,485
Net assets at the beginning of the year......................     1,466,970      964,544      5,367,874    2,990,389
                                                                -----------   ----------    -----------   ----------
Net assets at the end of the year............................   $12,148,039   $1,466,970    $11,687,262   $5,367,874
                                                                ===========   ==========    ===========   ==========

(*) Commencement of Operations.

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                        For the years ended December 31,

                                                                      Equity Index              High Yield Bond
                                                                       Subaccount                  Subaccount
                                                                -------------------------   ------------------------
                                                                    2004       2003/(a)/        2004       2003/(a)/
                                                                -----------   -----------   -----------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   130,107   $   371,364   $   504,642   $  454,109
 Realized gain (loss)........................................      (531,841)   (1,709,930)     (301,358)    (364,772)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     2,454,222     6,434,932       414,030    1,024,638
                                                                -----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting from
  operations.................................................     2,052,488     5,096,366       617,314    1,113,975
Contract transactions:
 Net payments received from contract owners..................        58,103       551,017        23,432      400,401
 Net transfers for contract benefits and terminations........    (4,127,467)   (2,336,972)   (1,207,995)    (871,016)
 Net transfers between subaccounts...........................     1,273,399     2,451,397       293,187    2,790,245
                                                                -----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................    (2,795,965)      665,442      (891,376)   2,319,630
                                                                -----------   -----------   -----------   ----------
Net increase (decrease) in net assets........................      (743,477)    5,761,808      (274,062)   3,433,605
Net assets at the beginning of the year......................    24,686,121    18,924,313     9,614,311    6,180,706
                                                                -----------   -----------   -----------   ----------
Net assets at the end of the year............................   $23,942,644   $24,686,121   $ 9,340,249   $9,614,311
                                                                ===========   ===========   ===========   ==========

                                                                      Global Bond         AIM V.I. Premier Equity Series 1
                                                                      Subaccount                     Subaccount
                                                                -----------------------   --------------------------------
                                                                   2004       2003/(a)/        2004             2003
                                                                ----------   ----------   --------------   ---------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $  182,756   $  234,122   $     (177,040)  $      (185,396)
 Realized gain (loss)........................................       93,502      127,166       (2,130,126)       (3,492,144)
 Change in unrealized appreciation (depreciation)
   during the year...........................................       41,997      136,090        3,179,758         8,057,057
                                                                ----------   ----------   --------------   ---------------
Net increase (decrease) in net assets resulting from
  operations.................................................      318,255      497,378          872,592         4,379,517
Contract transactions:
 Net payments received from contract owners..................       45,502      431,619           74,628           136,366
 Net transfers for contract benefits and terminations........     (227,733)    (409,952)      (2,309,909)       (2,130,913)
 Net transfers between subaccounts...........................     (379,561)   1,115,368         (876,234)        5,486,112
                                                                ----------   ----------   --------------   ---------------
Net increase (decrease) in net assets resulting from
  contract transactions......................................     (561,792)   1,137,035       (3,111,515)        3,491,565
                                                                ----------   ----------   --------------   ---------------
Net increase (decrease) in net assets........................     (243,537)   1,634,413       (2,238,923)        7,871,082
Net assets at the beginning of the year......................    4,297,700    2,663,287       23,546,460        15,675,378
                                                                ----------   ----------   --------------   ---------------
Net assets at the end of the year............................   $4,054,163   $4,297,700   $   21,307,537   $    23,546,460
                                                                ==========   ==========   ==============   ===============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                        For the years ended December 31,

                                                                  AIM V.I. Capital
                                                                Development Series 2   Fidelity VIP II Contrafund (SC)
                                                                     Subaccount                  Subaccount
                                                                --------------------   -------------------------------
                                                                  2004       2003           2004             2003
                                                                --------   ---------   --------------   --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $ (6,282)  $  (2,906)  $     (192,722)  $     (147,128)
 Realized gain (loss)........................................     31,127      (5,774)         (65,990)        (645,645)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     43,326      86,045        2,812,311        4,800,355
                                                                --------   ---------   --------------   --------------
Net increase (decrease) in net assets resulting from
  operations.................................................     68,171      77,365        2,553,599        4,007,582
Contract transactions:
 Net payments received from contract owners..................     44,109      56,840           62,712          848,578
 Net transfers for contract benefits and terminations........    (31,493)     (3,107)      (2,038,957)      (1,626,353)
 Net transfers between subaccounts...........................     23,953     238,093        1,227,044        1,148,584
                                                                --------   ---------   --------------   --------------
Net increase (decrease) in net assets resulting from
  contract transactions......................................     36,569     291,826         (749,201)         370,809
                                                                --------   ---------   --------------   --------------
Net increase (decrease) in net assets........................    104,740     369,191        1,804,398        4,378,391
Net assets at the beginning of the year......................    471,964     102,773       18,851,530       14,473,139
                                                                --------   ---------   --------------   --------------
Net assets at the end of the year............................   $576,704   $ 471,964   $   20,655,928   $   18,851,530
                                                                ========   =========   ==============   ==============

                                                                                                Fidelity VIP II
                                                                Fidelity VIP Growth (SC)      Overseas Equity (SC)
                                                                       Subaccount                 Subaccount
                                                                -------------------------   -----------------------
                                                                    2004          2003         2004         2003
                                                                -----------   -----------   ----------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $  (177,529)  $  (165,379)  $  (10,238)  $  (28,089)
 Realized gain (loss)........................................    (1,909,144)   (2,020,601)     141,670     (160,286)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     2,357,007     6,477,692      649,392    2,204,833
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting from
  operations.................................................       270,334     4,291,712      780,824    2,016,458
Contract transactions:
 Net payments received from contract owners..................        65,922       151,783       26,832      101,588
 Net transfers for contract benefits and terminations........    (1,814,211)   (1,452,885)    (416,958)    (525,488)
 Net transfers between subaccounts...........................      (572,099)      391,871      (86,808)      52,845
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................    (2,320,388)     (909,231)    (476,934)    (371,055)
                                                                -----------   -----------   ----------   ----------
Net increase (decrease) in net assets........................    (2,050,054)    3,382,481      303,890    1,645,403
Net assets at the beginning of the year......................    17,749,607    14,367,126    6,890,040    5,244,637
                                                                -----------   -----------   ----------   ----------
Net assets at the end of the year............................   $15,699,553   $17,749,607   $7,193,930   $6,890,040
                                                                ===========   ===========   ==========   ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                        For the years ended December 31,

                                                                      Janus Aspen                   Janus Aspen
                                                                 Worldwide Growth (SC)        Global Technology (SC)
                                                                      Subaccount                    Subaccount
                                                                -----------------------   ------------------------------
                                                                                                         Period from
                                                                                                      May 2, 2003 (*) to
                                                                   2004         2003         2004     December 31, 2003
                                                                ----------   ----------   ---------   ------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   (6,637)  $   (7,025)   $ (3,863)       $ (2,604)
 Realized gain (loss)........................................      (18,840)     (68,663)     39,992          10,264
 Change in unrealized appreciation (depreciation) during
   the year..................................................       69,158      439,452     (55,823)         62,999
                                                                ----------   ----------    --------        --------
Net increase (decrease) in net assets resulting from
  operations.................................................       43,681      363,764     (19,694)         70,659
Contract transactions:
 Net payments received from contract owners..................        6,820       58,043       1,419          24,375
 Net transfers for contract benefits and terminations........     (202,413)    (239,625)     (8,079)        (47,108)
 Net transfers between subaccounts...........................      (95,919)     134,938     (70,195)        262,961
                                                                ----------   ----------    --------        --------
Net increase (decrease) in net assets resulting from
  contract transactions......................................     (291,512)     (46,644)    (76,855)        240,228
                                                                ----------   ----------    --------        --------
Net increase (decrease) in net assets........................     (247,831)     317,120     (96,549)        310,887
Net assets at the beginning of the year......................    1,949,606    1,632,486     310,887               0
                                                                ----------   ----------    --------        --------
Net assets at the end of the year............................   $1,701,775   $1,949,606    $214,338        $310,887
                                                                ==========   ==========    ========        ========

                                                                MFS Growth Stock Series (IC)   MFS New Discovery Series (IC)
                                                                         Subaccount                     Subaccount
                                                                ----------------------------   -----------------------------
                                                                    2004           2003            2004            2003
                                                                ------------   -------------   -------------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   (100,438)  $     (97,363)  $     (63,982)  $     (62,142)
 Realized gain (loss)........................................       (729,429)     (1,213,469)       (225,545)       (530,908)
 Change in unrealized appreciation (depreciation) during
   the year..................................................      1,427,211       2,805,525         517,542       1,986,010
                                                                ------------   -------------   -------------   -------------
Net increase (decrease) in net assets resulting from
  operations.................................................        597,344       1,494,693         228,015       1,392,960
Contract transactions:
 Net payments received from contract owners..................         13,109          69,643          16,710         124,691
 Net transfers for contract benefits and terminations........       (667,951)       (745,232)       (350,980)       (506,495)
 Net transfers between subaccounts...........................       (193,932)        234,925        (434,016)        (73,666)
                                                                ------------   -------------   -------------   -------------
Net increase (decrease) in net assets resulting from
  contract transactions......................................       (848,774)       (440,664)       (768,286)       (455,470)
                                                                ------------   -------------   -------------   -------------
Net increase (decrease) in net assets........................       (251,430)      1,054,029        (540,271)        937,490
Net assets at the beginning of the year......................      8,428,812       7,374,783       5,561,668       4,624,178
                                                                ------------   -------------   -------------   -------------
Net assets at the end of the year............................   $  8,177,382   $   8,428,812   $   5,021,397   $   5,561,668
                                                                ============   =============   =============   =============

(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                        For the years ended December 31,

                                                                    MFS Research Series (IC)
                                                                           Subaccount
                                                                    ------------------------
                                                                       2004          2003
                                                                    ----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................       $  (10,775)  $   (34,161)
 Realized gain (loss)........................................         (624,588)   (1,036,096)
 Change in unrealized appreciation (depreciation) during
   the year..................................................        1,481,381     2,298,747
                                                                    ----------   -----------
Net increase (decrease) in net assets resulting from
  operations.................................................          846,018     1,228,490
Contract transactions:
 Net payments received from contract owners..................            4,905        83,160
 Net transfers for contract benefits and terminations........         (544,021)     (527,350)
 Net transfers between subaccounts...........................         (237,141)       57,719
                                                                    ----------   -----------
Net increase (decrease) in net assets resulting from
  contract transactions......................................         (776,257)     (386,471)
                                                                    ----------   -----------
Net increase (decrease) in net assets........................           69,761       842,019
Net assets at the beginning of the year......................        6,448,382     5,606,363
                                                                    ----------   -----------
Net assets at the end of the year............................       $6,518,143   $ 6,448,382
                                                                    ==========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004

1. Organization

John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. Currently, the Account funds the Declaration, Patriot, Revolution Access, Revolution Extra, Revolution Standard and Revolution Value Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-three sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust) or of other Outside Investment Trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed, and made available to contract owners. The thirty-three Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC), Fidelity VIP II Overseas Equity (SC), Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series (IC), MFS New Discovery Series (IC) and MFS Research Series (IC) Sub-accounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Net Assets in Payout (Annuitization) Period

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by JHVLICO and may result in additional amounts being transferred into the variable annuity account by JHVLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

2. Significant Accounting Policies -- (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at an annual rate ranging from 1.00% to 1.25% of net assets.

JHVLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transactions.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2004.

3. Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2004 were as follows:

Subaccount                                    Shares Owned        Cost            Value
----------                                    ------------     -----------     -----------
Large Cap Growth........................        1,193,436      $15,662,422     $17,259,053
Active Bond.............................        3,550,539       34,755,470      34,198,324
Financial Industries....................        1,344,912       16,129,594      20,759,306
International Equity Index..............          253,935        2,908,491       4,125,473
Health Sciences.........................          202,526        1,753,076       2,266,828
Earnings Growth.........................          679,846        6,138,913       5,655,817
Large Cap Value.........................          846,546       11,543,189      13,472,143
Fundamental Value.......................        1,814,957       19,788,059      22,766,308
Money Market............................       29,537,326       29,537,327      29,537,327
Mid Cap Growth..........................          516,082        7,023,961       7,892,023
Bond Index..............................        1,291,064       13,070,562      12,976,851

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

4. Details of Investments -- (continued)

Subaccount                                   Shares Owned       Cost           Value
----------                                   ------------    -----------    -----------
Mid Cap Value B..........................       789,240      $ 8,191,676    $ 9,213,099
Small Cap Value..........................       827,023       11,961,481     16,062,783
Real Estate Equity.......................       409,780        6,150,631      8,205,446
Growth & Income..........................     3,289,993       32,925,889     40,779,063
Managed..................................     1,049,415       12,764,608     14,255,636
Total Return Bond........................       161,763        1,634,682      1,641,387
Short-Term Bond..........................     1,567,522       15,864,035     15,562,910
Small Cap Emerging Growth................     1,369,701       10,768,912     12,148,039
Overseas Equity B........................     1,075,086        9,720,512     11,687,262
Equity Index.............................     1,552,356       21,629,869     23,942,644
High Yield Bond..........................     1,437,772        9,048,066      9,340,249
Global Bond..............................       329,282        3,796,258      4,054,163
AIM V.I. Premier Equity Series 1.........     1,000,354       21,948,866     21,307,537
AIM V.I. Capital Development Series 2....        39,582          453,865        576,704
Fidelity VIP II Contrafund (SC)..........       778,588       16,129,956     20,655,928
Fidelity VIP Growth (SC).................       492,458       18,066,531     15,699,553
Fidelity VIP II Overseas Equity (SC).....       412,496        5,386,976      7,193,930
Janus Aspen Worldwide Growth.............        63,928        1,589,398      1,701,775
Janus Aspen Global Technology............        60,377          207,162        214,338
MFS Investors Growth Stock Series (IC)...       859,872        9,452,548      8,177,382
MFS New Discovery Series IC).............       337,686        4,831,945      5,021,397
MFS Research Series (IC).................       426,022        6,658,300      6,518,143

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trusts during 2004 were as follows:

Subaccount                                   Purchases        Sales
----------                                  -----------    -----------
Large Cap Growth........................    $12,118,853    $ 1,523,855
Active Bond.............................      3,861,826      7,979,425
Financial Industries....................        980,093      4,142,043
International Equity Index..............        623,473        504,125
Health Sciences.........................        253,839        363,619
Earnings Growth.........................        151,599      1,086,013
Large Cap Value.........................      3,262,816      2,370,404
Fundamental Value.......................     12,519,215      2,763,624
Money Market............................     10,035,809     19,361,486
Mid Cap Growth..........................      1,566,932      1,439,464
Bond Index..............................      1,191,215      3,822,727
Mid Cap Value B.........................      4,335,884      1,162,984
Small Cap Value.........................      2,434,752      2,752,037
Real Estate Equity......................      1,781,446      1,613,935
Growth & Income.........................      2,620,362      8,272,993

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

4. Details of Investments -- (continued)

Subaccount                                   Purchases       Sales
----------                                  -----------    ----------
Managed.................................    $ 1,248,726    $2,464,092
Total Return Bond.......................      1,137,722     1,104,369
Short-Term Bond.........................      2,068,977     4,139,910
Small Cap Emerging Growth...............     10,351,747       795,628
Overseas Equity B.......................      6,312,364     1,038,199
Equity Index............................      2,743,059     5,408,916
High Yield Bond.........................      1,419,790     1,806,524
Global Bond.............................        907,763     1,230,685
AIM V.I. Premier Equity Series 1........        357,507     3,646,062
AIM V.I. Capital Development Series 2...        184,126       153,838
Fidelity VIP II Contrafund (SC).........      2,421,238     3,363,160
Fidelity VIP Growth (SC)................        457,705     2,955,621
Fidelity VIP II Overseas Equity (SC)....        424,556       911,728
Janus Aspen Worldwide Growth............         91,366       389,516
Janus Aspen Global Technology...........        129,270       209,989
MFS Investors Growth Stock Series (IC)..        118,543     1,067,755
MFS New Discovery Series IC)............        135,551       967,819
MFS Research Series (IC)................        291,662     1,078,694

5. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                   At December 31,              For the years and periods ended December 31,
                                          ----------------------------------  -------------------------------------------------
                                                                                                 Investment
                                          Units    Unit Fair Value   Assets    Expenses Ratio*     Income     Total Return***
Subaccount                                (000s)  Highest to Lowest  (000s)   Highest to Lowest    Ratio**   Highest to Lowest
----------                                ------  -----------------  -------  -----------------  ----------  ------------------
Large Cap Growth...............     2004  2,330    $7.41 to $7.52    $17,259      1.25% to 1%       1.26%      3.04% to 7.92%
                                 2003/c/    782     7.28 to 7.19       5,620      1.25  to 1        0.31       24.36 to 24.07
                                    2002    266     5.85 to 5.79       1,544      1.25  to 1        0.34     (28.57) to (28.78)

Active Bond....................     2004  2,844    11.97 to 15.33     34,198      1.25  to 1        3.38        3.44 to 3.71
                                    2003  3,298    14.78 to 11.57     38,357      1.25  to 1        4.52        5.42 to 5.16
                                    2002  2,058     14.02 to 11       22,745      1.25  to 1        5.30        6.21 to 5.87

Financial Industries...........     2004  1,339    15.49 to 15.79     20,759      1.25  to 1        1.12        7.31 to 7.57
                                 2003/c/  1,555    14.67 to 14.43     22,461      1.25  to 1        1.56           24.79
                                    2002  1,821    11.76 to 11.60     21,132      1.25  to 1        0.88     (20.22) to (20.44)

International Equity Index.....     2004    366    11.27 to 11.44      4,125      1.25  to 1        2.23       18.75 to 19.06
                                 2003/c/    359     9.61 to 9.49       3,405      1.25  to 1        2.93       40.57 to 40.22
                                    2002     36     6.84 to 6.77         244      1.25  to 1        3.37     (13.09) to (16.21)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

5. Unit Values -- (continued)

                                                                  At December 31,
                                                       --------------------------------------
                                                       Units      Unit Fair Value     Assets
Subaccount                                             (000s)    Highest to Lowest    (000s)
----------                                             ------    -----------------    -------
Health Sciences.........................       2004      207     $     10.98          $ 2,267
                                            2003/e/      214          10.00             2,145
                                               2002      178           7.69             1,372

Earnings Growth.........................       2004    1,448       3.7 to 7.31          5,656
                                            2003/c/    1,675       7.19 to 3.65         6,490
                                               2002    1,736       5.82 to 2.96         5,470

Large Cap Value.........................       2004      981      13.72 to 13.93       13,472
                                               2003      942      12.23 to 12.08       11,394
                                               2002      732       9.84 to 9.75         7,139

Fundamental Value.......................       2004    1,793      12.7 to 11.17        22,766
                                            2003/c/      964      11.12 to 9.76        10,659
                                            2002/d/      907       8.75 to 7.66         7,882

Money Market............................       2004    2,908      10.10 to 12.17       29,537
                                               2003    3,820      12.16 to 10.12       38,863
                                               2002    5,605      12.17 to 10.15       57,112

Mid Cap Growth..........................       2004      305          25.90             7,892
                                               2003      326          23.49             7,661
                                               2002      287          16.19             4,652

Bond Index..............................       2004    1,005      12.91 to 13.12       12,977
                                            2003/c/    1,251      12.74 to 12.57       15,726
                                            2002/d/    1,142      12.42 to 12.28       14,036

Mid Cap Value B.........................       2004      502      18.39 to 17.53        9,213
                                            2003/c/      363      15.68 to 14.91        5,681
                                            2002/d/      287      10.27 to 10.94        4,652

Small Cap Value.........................       2004      631          25.43            16,063
                                               2003      685          20.54            14,071
                                            2002/d/      677          15.07            10,197

Real Estate Equity......................       2004      391      20.85 to 24.26        8,205
                                            2003/c/      421      17.95 to 15.47        6,559
                                               2002      349      13.24 to 11.44        4,022

Growth & Income.........................       2004    5,302      7.61 to 13.52        40,779
                                            2003/c/    6,022      12.30 to 6.95        42,710
                                               2002    3,092       9.99 to 5.66        17,660

Managed.................................       2004    1,417          10.05            14,256
                                            2003/c/    1,554           9.41            14,633
                                               2002    1,414       8.77 to 8.00        11,328

                                                For the years and periods ended December 31,
                                            -----------------------------------------------------
                                                                 Investment
                                             Expenses Ratio*       Income       Total Return***
Subaccount                                  Highest to Lowest     Ratio**      Highest to Lowest
----------                                  -----------------    ----------    ------------------
Health Sciences.........................          1.25%               --%/a/         9.72%
                                                  1.25              0.25             30.10
                                                  1.25              0.28            (20.97)

Earnings Growth.........................        1.25 to 1           0.73          1.38 to 1.63
                                                1.25 to 1           0.07         23.57 to 23.24
                                                1.25 to 1          --/a/       (33.03) to (33.26)

Large Cap Value.........................        1.25 to 1           1.60         13.58 to 13.86
                                                1.25 to 1           1.95         24.27 to 23.95
                                                1.25 to 1           1.74       (14.14) to (14.32)

Fundamental Value.......................        1.25 to 1           1.58         14.15 to 14.44
                                                1.25 to 1           1.41         27.40 to 27.10
                                                1.25 to 1           1.26       (18.25) to (18.45)

Money Market............................        1.25 to 1           1.06         (0.16) to 0.06
                                                1.25 to 1           0.96        (0.05) to (0.30)
                                                1.25 to 1           1.44        (0.30) to (0.50)

Mid Cap Growth..........................          1.25             --/a/             10.28
                                                  1.25             --/a/             45.05
                                                  1.25             --/a/            (22.13)

Bond Index..............................        1.25 to 1           4.51          2.75 to 3.02
                                                1.25 to 1           4.36          2.57 to 2.32
                                                1.25 to 1           5.27          8.85 to 8.57

Mid Cap Value B.........................        1.25 to 1           0.41         17.26 to 17.56
                                                1.25 to 1           3.84         43.71 to 43.35
                                                1 to 1.25           0.50       (16.30) to (16.02)

Small Cap Value.........................          1.25              0.88             23.81
                                                  1.25              0.66             36.26
                                                  1.25              0.72             (7.60)

Real Estate Equity......................        1.25 to 1           2.17         34.79 to 35.13
                                                1.25 to 1           3.38         35.54 to 35.19
                                                1.25 to 1           4.92          0.30 to 0.08

Growth & Income.........................        1.25 to 1           1.08          9.57 to 9.86
                                                1.25 to 1           0.98         23.11 to 22.80
                                                1.25 to 1           0.72       (22.57) to (23.10)

Managed.................................          1.25              1.88              6.84
                                                  1.25              3.35             17.53
                                                  1.25              1.89       (14.35) to (14.36)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

5. Unit Values -- (continued)

                                                   At December 31,               For the years and periods ended December 31,
                                          ----------------------------------  -------------------------------------------------
                                                                                                 Investment
                                          Units    Unit Fair Value   Assets    Expenses Ratio*     Income     Total Return***
Subaccount                                (000s)  Highest to Lowest  (000s)   Highest to Lowest   Ratio**    Highest to Lowest
----------                                ------  -----------------  -------  -----------------  ----------  ------------------
Total Return Bond..............     2004    157   $    10.46         $ 1,641        1.25%            2.39%         3.39%
                                    2003    157        10.11           1,591        1.25          0.93/b/         0.53/b/

Short-Term Bond................     2004  1,034        15.07          15,563        1.25             2.96           0.16
                                 2003/c/  1,196        15.04          17,966        1.25             3.45           1.49
                                 2002/d/    918    14.82 to 12.08     13,594        1.25             4.17       4.41 to 4.37

Small Cap Emerging Growth......     2004  1,351     8.90 to 9.34      12,148      1.25 to 1         --/a/       8.09 to 8.36
                                 2003/c/    177     8.62 to 8.23       1,467      1.25 to 1            --      47.34 to 46.98
                                    2002    171     5.85 to 5.60         965      1.25 to 1          0.24    (28.92) to (29.13)

Overseas Equity B..............     2004  1,213     9.64 to 9.78      11,687      1.25 to 1          0.48       9.64 to 9.90
                                 2003/c/    611     8.90 to 8.79       5,368      1.25 to 1          1.47      31.05 to 30.70
                                    2002    445     6.79 to 6.72       2,990      1.25 to 1          1.16    0.89 to (19.33)/b/

Equity Index...................     2004  1,318    18.70 to 10.08     23,943      1.25 to 1          1.78       9.32 to 9.60
                                 2003/c/  1,511    17.10 to 9.20      24,686      1.25 to 1          3.00      27.16 to 26.83
                                    2002  1,477    13.49 to 7.16      18,924      1.25 to 1          1.38    (23.08) to (23.27)

High Yield Bond................     2004    884    10.57 to 10.82      9,340      1.25 to 1          6.59       6.80 to 7.07
                                 2003/c/    971    10.10 to 9.90       9,614      1.25 to 1          6.86      15.35 to 15.07
                                    2002    718     8.76 to 8.60       6,181      1.25 to 1          9.87     (5.40) to (5.70)

Global Bond....................     2004    268    15.13 to 15.26      4,054        1.25             5.81           9.26
                                 2003/c/    310        13.85           4,298        1.25             7.88          14.46
                                 2002/d/    220    12.20 to 12.10      2,663        1.25             6.96      17.42 to 17.36

AIM V.I. Premier Equity
  Series 1.....................     2004  2,798         7.62          21,308        1.25             0.44           4.46
                                    2003  3,229         7.29          23,546        1.25             0.33          23.54
                                    2002  2,656         5.90          15,675        1.25             0.31         (31.16)

AIM V.I. Capital Development
  Series 2.....................     2004     51        11.31             577        1.25            --/a/          13.84
                                    2003     48         9.93             472        1.25            --/a/          33.37
                                    2002     14         7.45             103        1.25            --/a/        (24.52)/b/

Fidelity VIP II Contrafund
  (SC).........................     2004  1,728        11.95          20,656        1.25             0.26          13.90
                                    2003  1,797        10.49          18,852        1.25             0.35          26.76
                                    2002  1,748         8.28          14,473        1.25             0.71         (10.49)

Fidelity VIP Growth (SC).......     2004  1,983         7.92          15,700        1.25             0.17           1.98
                                    2003  2,286         7.76          17,750        1.25             0.19          31.14
                                    2002  2,427         5.92          14,367        1.25             0.15         (31.08)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                December 31, 2004

5. Unit Values -- (continued)

                                                          At December 31,             For the years and periods ended December 31,
                                                 ---------------------------------  ------------------------------------------------
                                                                                                       Investment
                                                 Units    Unit Fair Value   Assets   Expenses Ratio*     Income     Total Return***
Subaccount                                       (000s)  Highest to Lowest  (000s)  Highest to Lowest    Ratio**   Highest to Lowest
----------                                       ------  -----------------  ------  -----------------  ----------  -----------------
Fidelity VIP II Overseas Equity (SC).....  2004    744       $  9.66        $7,194        1.25%           1.10%         12.07%
                                           2003    799          8.62         6,890        1.25            0.75          41.40
                                           2002    860          6.10         5,245        1.25            0.76         (21.09)

Janus Aspen Worldwide Growth.............  2004    266          6.39         1,702        1.25            0.87           3.23
                                           2003    315          6.19         1,950        1.25            0.85          22.14
                                           2002    322          5.07         1,632        1.25            0.59         (26.52)

Janus Aspen Global Technology............  2004     16         13.58           214        1.25           --/a/          (0.68)
                                           2003     23         13.67           311        1.25           --/a/         33.61/b/

MFS Investors Growth Stock Series (IC)...  2004  1,017          8.05         8,177        1.25           --/a/           7.83
                                           2003  1,130          7.46         8,429        1.25           --/a/          21.51
                                           2002  1,201          6.14         7,375        1.25           --/a/         (28.44)

MFS New Discovery Series (IC)............  2004    386         12.99         5,021        1.25           --/a/           5.21
                                           2003    450         12.35         5,562        1.25           --/a/          32.05
                                           2002    494          9.35         4,624        1.25           --/a/         (32.49)

MFS Research Series (IC).................  2004    716          9.10         6,518        1.25            1.07          14.41
                                           2003    811          7.95         6,448        1.25            0.67          23.16
                                           2002    868          6.46         5,606        1.25            0.28         (25.49)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a   Portfolio distributed no dividends during the period.

b There were no new funds added for year 2004. The commencement of Subaccount operations for years 2002 and 2003 are as follows:

Subaccount                                2003       2002
----------                              --------     -----
AIM V.I. Capital Development Series                  May 6
Financial Industries...............     April 29
Janus Aspen Global Technology......      May 2
Mid Cap Value......................      May 1
Total Return Bond..................      May 1

c   Certain amounts in 2003 have been reclassified to permit comparison.

d   Certain amounts in 2002 have been reclassified to permit comparison.